As filed with the Securities and Exchange Commission on February 29, 2008

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 82	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 83

The Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road
Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 362-5365

(Area Code and Telephone Number)

Copy to:

George Stevens CITI Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Portfolios 127 Public Square Cleveland, OH 44114	Jay G. Baris Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Diversified Stock Fund

Class A, C, I and R Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that the Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in the Fund.

  Performance

A summary of the historical performance of the Fund in comparison to one or more unmanaged indices.

  Expenses

The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.

Shares of the Fund are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of the Fund.

Diversified Stock Fund Class A, C, I and R Shares

Investments	7

Risk Factors	9

Share Price	10

Dividends, Distributions, and Taxes	12

Investing with Victory

■ Choosing a Share Class	17

■ How to Buy Shares	26

■ How to Exchange Shares	31

■ How to Sell Shares	33

Organization and Management of the Fund	37

Additional Information	39

Financial Highlights

Diversified Stock Fund	41

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

CLASS A SHARES

Cusip#: 926464603

Ticker: SRVEX

CLASS C SHARES

Cusip#: 926464157

Ticker: VDSCX

CLASS I SHARES

Cusip#: 92646A856

Ticker: VDSIX

CLASS R SHARES

Cusip#: 926464421

Ticker: GRINX

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.

Please read this Prospectus before investing in the Fund and keep it for future reference.

  Introduction

This Prospectus explains what you should know about the Victory Diversified Stock Fund (the Fund), before you invest. Please read it carefully.

  Investment Objectives

The Fund seeks to provide long-term growth of capital.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and

1

Risk/Return Summary (continued)

securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

  Who May Want to Invest in the Fund

■  Investors willing to accept the risk of price and dividend fluctuations

■  Investors willing to accept higher risk in return for higher potential returns

■  Investors with long-term financial goals

2

Risk/Return Summary (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A, Class C and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  19.95% (quarter ended June 30, 2003)

Lowest  -18.99% (quarter ended September 30, 2002)

3

Risk/Return Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years
CLASS A
Before Taxes	4.03%	14.14%	8.59%
After Taxes on Distributions	1.33%	12.98%	6.16%
After Taxes on Distributions and Sale of Fund Shares	3.88%	12.00%	6.09%
S&P 500 Index[1]	5.49%	12.83%	5.91%
CLASS C
Before Taxes	8.58%	14.66%	7.52%[2]
S&P 500 Index[1]	5.49%	12.83%	6.88%[2]
CLASS R
Before Taxes	10.10%	15.12%	7.08%[3]
S&P 500 Index[1]	5.49%	12.83%	3.21%[3]

1The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

2Performance is from March 1, 2002, inception date of Class C shares.

3Performance is from March 26, 1999, inception date of Class R shares.

4

Risk/Return Summary (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class C	Class I	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund Assets)
Management Fees	0.59%	0.59%	0.59%	0.59%
Distribution (12b-1) fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A Shares)	0.45%	0.24%	0.16%	0.25%
Total Fund Operating Expense[4]	1.04%	1.83%[5]	0.75%[6]	1.34%[7]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The deferred sales charge is imposed on shares redeemed in the first 12 months.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C shares do not exceed 2.00% until at least February 28, 2014.

6The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class I shares for any period during which this waiver or reimbursement is in effect does not exceed 0.79%. This voluntary waiver/reimbursement may be terminated at any time.

7Class R shares have been restated to reflect current expenses.

5

Risk/Return Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except that it assumes expense levels provided by contractual expense caps set forth in the notes to the Fund Expenses table appearing above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$887	$1,116	$1,773
Class C*	$286	$576	$990	$2,148
Class C**	$186	$576	$990	$2,148
Class I	$77	$240	$417	$930
Class R	$136	$425	$734	$1,613

  *  If you sell your shares at the end of the period.

  **  If you do not sell your shares at the end of the period.

6

Investments

The following describes some of the types of securities the Fund may purchase under normal market conditions. The Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For a more complete description of the types of securities in which the Fund may invest, see the SAI.

  U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

  Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S.corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

  Investment Companies.

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

7

Investments (continued)

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

8

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to company's assets.

An investment in the Fund is not a complete investment program.

9

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

10

Share Price (continued)

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is

11

Share Price (continued)

disclosed to the Fund, the Fund will suspend the trading privileges (other than redemption of Fund shares) of:

■  Any account with a single round trip within a 30-day period; or

■  Any account with two round trips within 90 days.

With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. The Adviser will determine whether a financial intermediary's purchase and exchange limitations are reasonably designed to detect and prevent frequent purchases and redemptions of Fund shares. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

12

Dividends, Distributions, and Taxes (continued)

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

13

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

■  An exchange of the Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  The Fund may provide estimated capital gain distribution information through its website at www.victoryfunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

14

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of the Fund. Class I and Class R shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report

15

Investing with Victory (continued)

or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

16

Choosing a Share Class

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, I and R shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A ■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge. ■ Lower annual expenses than Class R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ Higher expenses than Class A or Class R shares.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.

CLASS I ■ No front-end sales charge. All your money goes to work for you right away. ■ Class I shares are only available to certain investors. ■ Lower annual expenses than Class A, C and R shares.

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A shares.

17

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund*	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% is imposed on redemptions of any such shares redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Fund's website at www.VictoryConnect.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other

18

Choosing a Share Class (continued)

financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

You may reduce or eliminate the sales charge in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the

19

Choosing a Share Class (continued)

reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

20

Choosing a Share Class (continued)

net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by Victory Capital Management.

Calculation of Sales Charges — Class C Shares

You will pay a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Fund. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

21

Choosing a Share Class (continued)

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent.

■  Certain qualified retirement plans; or

■  Investors in selected fee based programs.

Each Fund may allow a lower initial investment of, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. Each Fund reserves the right to change the criteria for eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Certain qualified retirement plans;

■  IRA rollovers from such plans if a Victory Class R shares were offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

Convertibility of Class R Shares to Class A Shares

Individual Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the

22

Choosing a Share Class (continued)

Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

The Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class C shares and Class R shares of the Fund.

Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund's average

23

Choosing a Share Class (continued)

daily net assets. The fee is paid for general distribution services, for selling Class R shares of the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of each of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

24

Choosing a Share Class (continued)

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of the Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

25

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed on p. 22. All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Your purchase order will not be processed until the next business day if received after 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier).

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

26

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

27

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House ("ACH"). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

28

How to Buy Shares (continued)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, C and R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach avoided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of the Fund.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

29

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

30

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

31

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

■  The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

32

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after 4:00 p.m. or the close of regular trading on the NYSE (whichever time is earlier). You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

33

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

34

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  The Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect the Fund's shareholders.

35

How to Sell Shares (continued)

■  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

36

Organization and

Management of the Fund

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

The Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

The Investment Adviser

The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser) or its affiliates. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2007, the Adviser was paid advisory fees, after waivers, at an annual rate equal to 0.59% of the average daily net assets of the Fund. A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the Funds' sub- administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of

37

Organization and

Management of the Fund

(continued)

providing the services under their respective agreements.

Portfolio Management

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Diversified Stock Fund. Mr. Babin has been the portfolio manager of the Fund since its inception in 1989. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser and has been with the Adviser or an affiliate since 1982. Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager and a Managing Director of the Adviser and has been with the Adviser or an affiliate since 1998. She has been portfolio manager or associate portfolio manager of the Fund since June 2000.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

38

Additional Information

Fund Classes

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863), and they will be delivered promptly.

39

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Fund.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

40

Financial Highlights

DIVERSIFIED
STOCK FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$18.52		$16.68	$15.36	$13.74	$10.94
Investment Activities:
Net investment income	0.14		0.07	0.13	0.09 (a)	0.08
Net realized and unrealized gains on investments	3.32		2.59	1.32	1.62	2.80
Total from Investment Activities	3.46		2.66	1.45	1.71	2.88
Distributions:
Net investment income	(0.15)		(0.08)	(0.13)	(0.09)	(0.08)
Net realized gains from investments	(1.15)		(0.74)	—	—	—
Total Distributions	(1.30)		(0.82)	(0.13)	(0.09)	(0.08)
Net Asset Value, End of Period	$20.68		$18.52	$16.68	$15.36	$13.74
Total return (excludes sales charge)	19.74	%(b)	16.52%	9.47%	12.46%	26.48%
Ratios/Supplemental Data:
Net assets at end of period (000)	$3,909,527		$3,385,643	$2,643,900	$1,834,238	$1,149,997
Ratio of expenses to average net assets	1.04%		1.07%	1.13%	1.10%	1.16%
Ratio of net investment income to average net assets	0.73%		0.39%	0.74%	0.59%	0.45%
Ratio of expenses to average net assets (c)	1.04%		1.07%	1.16%	1.11%	1.16%
Ratio of net investment income to average net assets (c)	0.73%		0.39%	0.71%	0.58%	0.45%
Portfolio turnover (d)	102%		103%	93%	86%	95%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

41

Financial Highlights

DIVERSIFIED
STOCK FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class C shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$18.22		$16.49	$15.24	$13.66		$10.90
Investment Activities:
Net investment income (loss)	(0.01)		(0.08)	0.01	(0.01	)(a)	0.03
Net realized and unrealized gains on investments	3.26		2.55	1.31	1.62		2.77
Total from Investment Activities	3.25		2.47	1.32	1.61		2.80
Distributions:
Net investment income	(0.04)		—	(0.07)	(0.03)		(0.04)
Net realized gains from investments	(1.15)		(0.74)	—	—		—
Total Distributions	(1.19)		(0.74)	(0.07)	(0.03)		(0.04)
Net Asset Value, End of Period	$20.28		$18.22	$16.49	$15.24		$13.66
Total return (excludes contingent deferred sales charge)	18.81	%(b)	15.51%	8.66%	11.77%		25.71%
Ratios/Supplemental Data:
Net assets at end of period (000)	$207,513		$188,157	$143,141	$74,036		$11,068
Ratio of expenses to average net assets	1.83%		1.92%	1.90%	1.75%		1.75%
Ratio of net investment income (loss) to average net assets	(0.07)%		(0.47)%	(0.10)%	(0.09)%		0.08%
Ratio of expenses to average net assets (c)	1.83%		1.93%	2.01%	1.93%		2.13%
Ratio of net investment loss to average net assets (c)	(0.07)%		(0.48)%	(0.21)%	(0.27)%		(0.30)%
Portfolio turnover (d)	102%		103%	93%	86%		95%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

42

Financial Highlights

DIVERSIFIED
STOCK FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$18.38		$16.55	$15.24	$13.64	$10.86
Investment Activities:
Net investment income	0.09		0.01	0.08	0.03	0.04
Net realized and unrealized gains on investments	3.29		2.58	1.31	1.60	2.78
Total from Investment Activities	3.38		2.59	1.39	1.63	2.82
Distributions:
Net investment income	(0.10)		(0.02)	(0.08)	(0.03)	(0.04)
Net realized gains from investments	(1.15)		(0.74)	—	—	—
Total Distributions	(1.25)		(0.76)	(0.08)	(0.03)	(0.04)
Net Asset Value, End of Period	$20.51		$18.38	$16.55	$15.24	$13.64
Total return	19.42	%(a)	16.25%	9.10%	11.95%	26.04%
Ratios/Supplemental Data:
Net assets at end of period (000)	$227,392		$220,783	$215,975	$229,361	$203,830
Ratio of expenses to average net assets	1.30%		1.36%	1.48%	1.52%	1.57%
Ratio of net investment income to average net assets	0.46%		0.11%	0.49%	0.19%	0.31%
Ratio of expenses to average net assets (b)	1.30%		1.36%	1.51%	1.52%	1.67%
Ratio of net investment income to average net assets (b)	0.46%		0.11%	0.46%	0.19%	0.21%
Portfolio turnover (c)	102%		103%	93%	86%	95%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

43

Financial Highlights

DIVERSIFIED
STOCK FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$19.37
Investment Activities:
Net investment income	0.03
Net realized and unrealized gains on investments	1.35
Total from investment activities	1.38
Distributions:
Net investment income	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$20.68
Total return (b)	7.16%
Ratios/Supplemental Data:
Net assets at end of period (000)	$120,484
Ratio of net expenses to average net assets (c)	0.75%
Ratio of net investment income to average net assets (c)	1.07%
Portfolio turnover rate (d)	102%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

44

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-DSTK-PRO (3/08)

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Equity Funds

Value Fund

Class A, C, I and R Shares

Stock Index Fund

Class A and R Shares

Established Value Fund

Class A and R Shares

Special Value Fund

Class A, C, I and R Shares

Small Company

Opportunity Fund

Class A, I and R Shares

Focused Growth Fund

Class A, C and R Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in a Fund.

  Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

  Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

Value Fund Class A, C, I and R Shares	3

Stock Index Fund Class A and R Shares	9

Established Value Fund Class A and R Shares	13

Special Value Fund Class A, C, I and R Shares	18

Small Company Opportunity Fund Class A, I and R Shares	23

Focused Growth Fund Class A, C and R Shares	28

Investments	34

Risk Factors	36

Share Price	40

Dividends, Distributions, and Taxes	42

Investing with Victory

■ Choosing a Share Class	47

■ How to Buy Shares	56

■ How to Exchange Shares	61

■ How to Sell Shares	63

Organization and Management of the Funds	67

Additional Information	71

Financial Highlights

Value Fund	73

Stock Index Fund	77

Established Value Fund	79

Special Value Fund	81

Small Company Opportunity Fund	85

Focused Growth Fund	88

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

  Investment Objectives

Each Fund pursues its investment objective by investing primarily in equity securities. Each Fund generally seeks to provide long-term growth of capital. In addition, the Value Fund and Special Value Fund each seeks to provide dividend income. The Stock Index Fund also attempts to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.

Please read this Prospectus before investing in the Funds and keep it for future reference.

  Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. There are other potential risks discussed later in the Prospectus. You may lose money by investing in a Fund. The likelihood of loss is greater if you invest for a shorter period of time.

1

Risk/Return Summary (continued)

  Who May Want to Invest in the Funds

■  Investors willing to accept the risk of price and dividend fluctuations

■  Investors willing to accept higher risk in return for higher potential returns

■  Long-term investors with a particular goal, like saving for retirement or a child's education

  Share Classes

Each Fund offers Class A shares and Class R shares. Class C shares are also offered by the Value, Special Value and Focused Growth Funds. Class I shares are also offered by the Value, Special Value and the Small Company Opportunity Funds. See "Choosing a Share Class."

The following pages provide you with an overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

2

Value Fund

CLASS A SHARES

Cusip#: 926464868

Ticker: SVLSX

CLASS C SHARES

Cusip#: 926464132

Ticker: V VFCX

CLASS I SHARES

Cusip#: 92646A849

Ticker: V VFIX

CLASS R SHARES

Cusip#: 926464249

Ticker: V VFGX

  Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Fund usually are listed on a national exchange.

The Adviser seeks equity securities primarily of under-valued companies that are inexpensive relative to their respective industry groups in light of the following measurements: below-average price-to-earnings ratios, below average price-to-book ratios, lower than average price-to-cash-flow ratios and above average dividend yields. The Adviser also may consider factors such as a company's projected future cash flows, earnings growth, return on equity, stock price volatility relative to the market, management, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

3

Value Fund (continued)

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

4

Value Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A, Class C and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  18.21% (quarter ended December 31, 1998)

Lowest  -19.76% (quarter ended September 30, 2002)

5

Value Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	(2.91)%	12.02%	6.22%
After Taxes on Distributions	(5.36)%	10.69%	4.03%
After Taxes on Distributions and Sale of Fund Shares	(0.76)%	10.07%	4.34%
Russell 1000® Value Index[1]	(0.17)%	14.63%	7.68%
CLASS C
Before Taxes	1.22%	14.37%[2]	N/A
Russell 1000® Value Index[1]	(0.17)%	16.40%[2]	N/A
CLASS R
Before Taxes	2.62%	13.00%	4.13%[3]
Russell 1000® Value Index[1]	(0.17)%	14.63%	6.95%[3]

1The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with generally lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe. It is not possible to invest directly in an index.

2Performance is from March 1, 2003, inception date of Class C shares.

3Performance is from December 15, 1999, inception date of Class R shares.

6

Value Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class C	Class I	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.49%	1.50%	0.18%	0.55%
Total Fund Operating Expense[4]	1.24%	3.25%	0.93%[5]	1.80%[6]
Fee Waiver/Expense Reimbursement	0.00%	(1.25)%	0.00%	0.00%
Net Expenses	1.24%[7]	2.00%[8]	0.93%[7]	1.80%[7]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The deferred sales charge is imposed on shares redeemed in the first 12 months.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class I shares for any period during which this waiver or reimbursement is in effect does not exceed 0.93%. This voluntary waiver/reimbursement may be terminated at any time.

6The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class R shares for any period during which this waiver or reimbursement is in effect does not exceed 1.60%. This voluntary waiver/reimbursement may be terminated at any time.

7Class A shares, Class I shares and Class R shares have been restated to reflect current expenses.

8The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C shares do not exceed 2.00% until at least February 28, 2014.

7

Value Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$946	$1,217	$1,989
Class C*	$303	$627	$1,078	$2,786
Class C**	$203	$627	$1,078	$2,786
Class I	$95	$296	$515	$1,143
Class R	$183	$566	$975	$2,116

  *  If you sell your shares at the end of the period.

  **  If you do not sell your shares at the end of the period.

8

Stock Index Fund

CLASS A SHARES

Cusip#: 926464850

Ticker: SSTIX

CLASS R SHARES

Cusip#: 926464355

Ticker: VINGX

  Investment Objective

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index.

  Principal Investment Strategies

The Fund pursues its investment objective by attempting to duplicate the performance of the S&P 500 Index. The Fund primarily invests in the equity securities that are in the S&P 500 Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities, or equivalents, that are included in the S&P 500 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund normally will invest substantially all of its assets in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transactions expenses, the Fund need not invest in every stock included in the S&P 500 Index and invests in Index futures contracts as a substitute for purchasing securities that comprise the Index. The Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these

9

Stock Index Fund (continued)

investments will reduce "tracking error." Tracking error refers to the difference between the Fund's investment results, before expenses, and that of the S&P 500 Index.

The Fund is not managed in the traditional sense of using economic, financial, and market analysis. Therefore, the Fund will not sell a stock that is underperforming as long as it remains in the S&P 500 Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Fund's total return being lower than that of the S&P 500 Index.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate direct investment in the Index.

The principal risks summarized above are more fully described in "Risk Factors."

In addition, the Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Fund was not fully invested, regardless of market conditions.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment.

See page 20 for additional information about the Fund.

10

Stock Index Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS A
Before Taxes	(0.90)%	11.03%	4.68%
After Taxes on Distributions	(1.10)%	10.82%	3.83%
After Taxes on Distributions and Sale of Fund Shares	(0.30)%	9.61%	3.67%
S&P 500 Index[1]	5.49%	12.83%	5.91%
CLASS R
Before Taxes	4.96%	12.12%	1.51%[2]
S&P 500 Index[1]	5.49%	12.83%	2.29%[2]

1The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

2Performance is from July 2, 1999, inception date of Class R shares.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  21.11% (quarter ended December 31, 1998)

Lowest  -17.41% (quarter ended September 30, 2002)

11

Stock Index Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.15% applicable to Class A shares and a shareholder servicing fee of 0.25% applicable to Class R shares)	0.51%	0.69%
Total Fund Operating Expenses[3,4]	0.76%[5]	0.94%[5]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and Class R shares for any period during which this waiver or reimbursement is in effect do not exceed 0.70% and 0.90%, respectively. These voluntary waivers/reimbursements may be terminated at any time.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5Class A shares and Class R shares have been restated to reflect current expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$648	$804	$973	$1,463
Class R	$96	$300	$520	$1,155

12

Established Value Fund

CLASS A SHARES

Cusip#: 926464231

Ticker: VETAX

CLASS R SHARES

Cusip#: 926464371

Ticker: GETGX

  Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Value Index. As of December 31, 2007, the Russell MidCap® Value Index included companies with approximate capitalizations between $42 billion and $479 million. The size of companies in the index changes with market conditions and the composition of the index.

In making investment decisions, the Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser primarily relies on a quantitative model that examines the characteristics described above, among others, to select securities.

13

Established Value Fund (continued)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap® Value Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  Value stocks fall out of favor relative to growth stocks.

■  Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

14

Established Value Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class R and Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  15.53% (quarter ended June 30, 2003)

Lowest  -17.31% (quarter ended September 30, 2002)

15

Established Value Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS R
Before Taxes	7.45%	16.58%	9.32%
After Taxes on Distributions	5.62%	14.47%	7.13%
After Taxes on Distributions and Sale of Fund Shares	7.32%	14.23%	7.34%
Russell MidCap® Index[1]	5.60%	18.21%	9.91%
Russell MidCap® Value Index[2]	(1.42)%	17.92%	10.18%
CLASS A
Before Taxes	1.42%	15.39%	9.25%[3]
Russell MidCap® Index[1]	5.60%	18.21%	8.80%[3]
Russell MidCap® Value Index[2]	(1.42)%	17.92%	12.60%[3]

1The Russell MidCap® Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

2Effective March 1, 2008, the Fund changed its benchmark index to the Russell MidCap® Value Index. The Adviser believes that this index better reflects the management style of the Fund, as the Fund focuses on the mid-cap value segment of the U.S. equity universe. It is not possible to invest directly in an index.

3Performance is from May 5, 2000, inception date of Class A shares.

16

Established Value Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.58%	0.24%
Total Fund Operating Expenses[3]	1.13%	1.29%[4]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

4Class R shares have been restated to reflect current expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$913	$1,161	$1,871
Class R	$131	$409	$708	$1,556

17

Special Value Fund

CLASS A SHARES

Cusip#: 926464843

Ticker: SSVSX

CLASS C SHARES

Cusip#: 926464116

Ticker: VSVCX

CLASS I SHARES

Cusip#: 92646A823

Ticker: VSPIX

CLASS R SHARES

Cusip#: 926464264

Ticker: VSVGX

  Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations at the time of purchase within the range of companies comprising the Russell MidCap® Index. As of December 31, 2007, the Russell MidCap® Index included companies with capitalizations between $42 billion and $479 million. The size of companies in the index changes with market conditions and the composition of the index.

The Adviser seeks to invest in the stock of companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

In making investment decisions, the Adviser may consider fundamental factors such as enterprise value, cash flow, book value, dividend yield, growth potential, earnings, sales, and quality of management in order to support the stock valuation process. The Adviser may also consider factors such as a company's return on equity, stock price volatility relative to the market, management or corporate restructurings, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

18

Special Value Fund (continued)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap® Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

19

Special Value Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A, Class C and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	7.23%	17.81%	9.30%
After Taxes on Distributions	5.39%	15.65%	7.34%
After Taxes on Distributions and Sale of Fund Shares	5.05%	14.65%	7.11%
Russell MidCap® Index[1]	5.60%	18.21%	9.91%
CLASS C
Before Taxes	11.69%	20.01%[2]	N/A
Russell MidCap® Index[1]	5.60%	19.73%[2]	N/A
CLASS R
Before Taxes	13.39%	18.85%	14.33%[3]
Russell MidCap® Index[1]	5.60%	18.21%	9.46%[3]

1The Russell MidCap® Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

2Performance is from March 1, 2003, inception date of Class C shares.

3Performance is from December 21, 1999, inception date of Class R shares.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  14.93% (quarter ended December 31, 2001)

Lowest  -20.87% (quarter ended September 30,1998)

20

Special Value Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class C	Class I	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.47%	0.40%	0.15%	0.28%
Total Fund Operating Expenses[4]	1.17%	2.10%[5]	0.85%	1.48%[5]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The deferred sales charge is imposed on shares redeemed in the first 12 months.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C and Class R shares do not exceed 2.20% and 2.00%, respectively, until at least February 28, 2014 and February 28, 2012, respectively.

21

Special Value Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$687	$925	$1,182	$1,914
Class C*	$313	$658	$1,129	$2,431
Class C**	$213	$658	$1,129	$2,431
Class I	$87	$271	$471	$1,049
Class R	$151	$468	$808	$1,768

  *  If you sell your shares at the end of the period.

  **  If you do not sell your shares at the end of the period.

22

Small Company Opportunity Fund

CLASS A SHARES

Cusip#: 926464835

Ticker: SSGSX

CLASS I SHARES

Cusip#: 92646A815

Ticker: VSOIX

CLASS R SHARES

Cusip#: 926464389

Ticker: GOGFX

  Investment Objective

The Fund seeks to provide capital appreciation.

  Principal Investment Strategies

The Fund invests primarily in common stocks of smaller companies that the Adviser believes to be undervalued relative to their underlying earnings potential.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. "Small companies" are companies that at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000® Value Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As of December 31, 2007, the largest company in the Index had an approximate market capitalization of $6 billion and the smallest company currently had an approximate market capitalization of $27 million.

In making investment decisions, the Adviser may consider, among other things, the following characteristics: price-to-earnings, earnings growth, cash flow, book value, market capitalization, debt levels, dividend yield, revenues, capital expenditures and trading liquidity.

23

Small Company Opportunity Fund (continued)

The equity securities in which the Fund invests include:

■  Common stock

■  Convertible preferred stock

■  Debt convertible or exchangeable into equity securities

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund is not a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

24

Small Company Opportunity Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class R and Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  17.21% (quarter ended June 30, 2003)

Lowest  -19.96% (quarter ended September 30, 1998)

25

Small Company Opportunity Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS R
Before Taxes	(3.51)%	14.90%	7.08%
After Taxes on Distributions	(4.45)%	12.96%	5.75%
After Taxes on Distributions and Sale of Fund Shares	(1.23)%	12.70%	5.81%
Russell 2000® Index[1]	(1.57)%	16.25%	7.08%
Russell 2000® Value Index[2]	(9.78)%	15.80%	9.06%
CLASS A
Before Taxes	(8.82)%	13.84%	10.26%[3]
Russell 2000® Index[1]	(1.57)%	16.25%	9.26%[3]
Russell 2000® Value Index[2]	(9.78)%	15.80%	12.91%[3]

1The Russell 2000® Index is a broad-based unmanaged index that measures the performance of small capitalization domestically traded common stocks. It is not possible to invest directly in an index.

2Effective October 24, 2007, the Fund changed its benchmark index to the Russell 2000® Value Index. The Adviser believes that this index better reflects the management style of the Fund, as the Fund focuses on the small-cap value segment of the U.S. equity universe. It is not possible to invest directly in an index.

3Performance is from March 26, 1999, inception date of Class A shares.

26

Small Company Opportunity Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class I	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.52%	0.20%	0.26%
Total Fund Operating Expenses[3]	1.37%[4]	1.05%	1.61%[4]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

4Class A shares and Class R shares have been restated to reflect current expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$984	$1,282	$2,127
Class I	$107	$334	$579	$1,283
Class R	$164	$508	$876	$1,911

27

Focused Growth Fund

CLASS A SHARES

Cusip#: 92646A500

Ticker: VFGAX

CLASS C SHARES

Cusip#: 92646A708

Ticker: VFGCX

CLASS R SHARES

Cusip#: 92646A609

Ticker: VFGRX

  Investment Objective

The Fund seeks to provide long-term capital appreciation.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in U.S. equity securities of companies whose growth prospects appear to exceed those of the overall market. The issuers usually are listed on a nationally recognized exchange. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts, and equity securities of foreign securities traded on foreign exchanges.

Under normal market conditions, the Fund will invest primarily in large capitalization stocks that are so classified at the time of purchase. Large capitalization stocks are those issued by companies with capitalizations of $10 billion and above. The Fund may also invest in mid-capitalization stocks.

In making investment decisions for the Fund, the Adviser will invest the Fund's assets in stocks of approximately 20-35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of profit growth. The Adviser analyzes the price, earnings, price histories, balance sheet characteristics, perceived management skills and perceived prospects for earnings growth when deciding which stocks to buy and sell for the Fund.

There is no guarantee that the Fund will achieve its objective.

28

Focused Growth Fund (continued)

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

Mid-sized companies may lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions. In addition, the securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

29

Focused Growth Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A, Class C and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  13.27% (quarter ended December 31, 2004)

Lowest  -5.39% (quarter ended June 30, 2006)

30

Focused Growth Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	3 Year	Life of Fund[1]
CLASS A
Before Taxes	14.47%	10.45%	10.78%
After Taxes on Distributions[2]	14.47%	10.45%	10.78%
After Taxes on Distributions and Sale of Fund Shares	9.41%	9.01%	9.36%
Russell 1000® Growth Index[3]	11.81%	8.68%	8.08%
CLASS C
Before Taxes	19.62%	11.81%	11.58%
Russell 1000® Growth Index[3]	11.81%	8.68%	8.08%
CLASS R
Before Taxes	21.12%	12.36%	12.17%
Russell 1000® Growth Index[3]	11.81%	8.68%	8.08%

1Performance is from December 31, 2003, inception date of Class A, Class C and Class R shares.

2There were no distributions for the Fund during the period.

3The Russell 1000® Growth Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

31

Focused Growth Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class C	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	1.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	1.00%	1.89%	3.53%
Total Fund Operating Expenses[4]	1.75%[5]	3.64%[5]	4.78%[5]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The deferred sales charge is imposed on shares redeemed in the first 12 months.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A, Class C and Class R shares for any period during which these waivers or reimbursements are in effect do not exceed 1.40%, 2.10% and 1.65%, respectively. These voluntary waivers/reimbursements may be terminated at any time.

32

Focused Growth Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,094	$1,469	$2,519
Class C*	$466	$1,114	$1,883	$3,897
Class C**	$366	$1,114	$1,883	$3,897
Class R	$479	$1,439	$2,403	$4,833

  *  If you sell your shares at the end of the period.

  **  If you do not sell your shares at the end of the period.

  1  The Example for one year reflects the contractual expense limitations described above. The
    Examples for the remaining periods reflect the Fund's gross expenses.

33

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For a more complete description of which Funds can invest in certain types of securities, see the SAI.

  U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

  Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.

  Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

F  Forward Currency Contracts.

A Fund may enter into forward foreign currency contracts to attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

F  Futures Contracts and Options on Futures Contracts.

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The Stock Index Fund may invest in futures and options on futures contracts as a substitute for stocks in its index. There is no assurance that any Fund will engage in any hedging transactions.

Investment Companies.

A Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

F  Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument, or index.

34

Investments (continued)

About the Standard & Poor's 500 Composite Stock Price Index

The S&P 500 Index is made up of 500 stocks chosen based on capitalization, liquidity, and industry representation. The portion of the Index made up of each stock in the Index is based on the relative capitalization of each company, so that the largest capitalization companies make up the largest portions of the Index. As of December 31, 2007, the capitalization of the largest company in the Index was $511 billion and the capitalization of the smallest company in the Index was $710 million.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

35

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described below, to which the Funds are subject.

	Value Fund	Stock Index Fund	Established Value Fund	Special Value Fund	Small Company Opportunity Fund	Focused Growth Fund
Market risk and manager risk	✓	✓	✓	✓	✓	✓
Equity risk	✓	✓	✓	✓	✓	✓
Currency risk and/or foreign investments risk						✓
Correlation risk		✓
Small capitalization company risk					✓
Non-diversification risk						✓

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risk associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike

36

Risk Factors (continued)

debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with non-diversification:

■  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in foreign securities:

■  Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

■  Political and economic risks, along with other factors, could adversely affect the value of the funds that invest in foreign securities.

■  Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in

37

Risk Factors (continued)

developing countries, more volatile than U.S. investments.

Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

Risk associated with futures and options contracts:

■  Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. For example, if a Fund seeks to participate in the performance of the S&P 500 Index prior to purchasing the component securities or is unable to acquire a sufficient amount of a particular security that is represented in the index, the Fund may enter into a futures contract or a related option in order to minimize the Fund's tracking error. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities. In this case, the Fund's investment in the futures contracts or options may actually increase tracking error rather than reduce it.

Risks associated with investment in small capitalization stocks:

■  Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small,

38

Risk Factors (continued)

inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Particular risks of the Stock Index Fund:

■  Tracking error. The Stock Index Fund may not track its index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The Adviser purchases securities and other instruments, including futures contracts and options, in an attempt to replicate the performance of the index. However, the tools that the Adviser uses to replicate the index are not perfect and the Stock Index Fund's performance is affected by factors such as the size of its portfolio, transaction costs, the extent and timing of cash flows in and out of the Stock Index Fund and changes in the index. In particular, the market value of futures contracts and options used as a substitute for their underlying securities may not correspond to the market value of the underlying securities. In this case, the Stock Index Fund's investment in these derivative instruments may actually increase tracking error rather than reduce it.

An investment in a Fund is not a complete investment program.

39

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of a Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

40

Share Price (continued)

Buying a Dividend.
You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is

41

Share Price (continued)

disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

■  Any account with a single round trip within a 30-day period; or

■  Any account with two round trips within 90 days.

With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. The Adviser will determine whether a financial intermediary's purchase and exchange limitations are reasonably designed to detect and prevent frequent purchases and redemptions of Fund shares. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

42

Dividends, Distributions, and Taxes (continued)

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

43

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.victoryfunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

44

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of a Fund. Class I and Class R shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be

45

Investing with Victory (continued)

necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

46

Choosing a Share Class

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

Each Fund offers Class A and R shares. Class C shares are also offered by the Value, Special Value and Focused Growth Funds. Class I shares are also offered by the Value, Special Value and Small Company Opportunity Funds. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A ■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge. ■ Lower annual expenses than Class R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ Higher expenses than Class A, I or R shares.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.

CLASS I ■ No front-end sales charge. All your money goes to work for you right away. ■ Class I shares are only available to certain investors. ■ Lower annual expenses than Class A, C or R shares.

47

Choosing a Share Class (continued)

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A shares.

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund*		Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999		5.75%	6.10%
$50,000	up to $99,999	4.50%	4.71%
$100,000	up to $249,999	3.50%	3.63%
$250,000	up to $499,999	2.50%	2.56%
$500,000	up to $999,999	2.00%	2.04%
$1,000,000 and above		0.00%	0.00%

*Currently, a "contingent deferred sales charge ("CDSC")" of 0.75% is imposed on redemptions of any such shares redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

48

Choosing a Share Class (continued)

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

You may reduce or eliminate the sales charge in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in

49

Choosing a Share Class (continued)

accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A Shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

50

Choosing a Share Class (continued)

non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by Victory Capital Management.

Calculation of Sales Charges — Class C Shares

You will pay a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is

51

Choosing a Share Class (continued)

currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent.

■  Certain qualified retirement plans

■  Investors in selected fee based programs

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. Each Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Certain qualified retirement plans;

■  IRA rollovers from such plans if a Victory Class R shares was offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

52

Choosing a Share Class (continued)

Convertibility of Class R Shares to Class A Shares

Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. The Shareholder Servicing Plan also applies to Class R shares of the Stock Index Fund. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Class A shares of the Stock Index Fund pays a fee of 0.15% of average daily net assets. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

53

Choosing a Share Class (continued)

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class R shares of each Fund, other than the Stock Index Fund, and for those Funds that offer Class C shares.

Under the Class R Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class R shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. Each Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund

54

Choosing a Share Class (continued)

accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund and Class R shares of the Stock Index Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, these types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

55

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed on p. 52. All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Your purchase order will not be processed until the next business day if received after 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier).

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

56

How to Buy Shares (continued)

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

57

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

58

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House ("ACH"). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, C and R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

59

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum investment amount , we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

60

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. when you exchange shares of a fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

61

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

62

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. or the close of regular trading. You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

63

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

64

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect the Fund's shareholders.

65

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

66

Organization and

Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

Each Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser) or its affiliates. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2007, the Adviser was paid advisory fees, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table.

Value Fund	0.75%
Stock Index Fund	0.25%
Established Value	0.55%
Special Value Fund	0.70%
Small Company Opportunity Fund	0.85%
Focused Growth Fund	0.75%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess

67

Organization and

Management of the Funds

(continued)

of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the Funds' sub- administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Portfolio Management

Arvind K. Sachdeva has been the lead portfolio manager, and Jason E. Putman is the co-portfolio manager of the Value Fund. A Chartered Financial Analyst Charter Holder, Mr. Sachdeva is a Chief Investment Officer — Intrinsic Value and Deep Value and a Senior Managing Director of Victory Capital Management Inc. ("the Adviser"), and has been with a division of the Adviser since 2000. Prior to 2000, he was the Deputy Chief Investment Officer and Director of Research at Dean Investments. Mr. Sachdeva has been the portfolio managers of the Fund since August 2005. A Chartered Financial Analyst Charter Holder, Mr. Putman is a Research Analyst and Managing Director of the Adviser, and has been with the Adviser or an affiliate since 2004. Prior to 2004, he was a research analyst with Credit Suisse First Boston. He has been a portfolio manager of the Fund since March 2006.

Ernest C. Pelaia is the portfolio manager and Trenton Tipton-Fletcher is the co-portfolio manager of the Stock Index Fund. Mr. Pelaia has managed the Stock Index Fund since July 1999. He is a Senior Portfolio Manager and Director, and has been with the Adviser since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management. Mr. Tipton-Fletcher has been co-portfolio manager of the Fund since March 2005. He is a Senior Portfolio Manager and Managing Director for the Adviser and has been associated with it since 1988.

Gary H. Miller, Gregory Conners, and Jeff Graff are the co-portfolio managers of the Established Value Fund and the Small Company Opportunity Fund. Mr. Miller has been co-portfolio manager of the Funds since 1998. He is a Portfolio Manager and Managing Director of Victory Capital Management Inc. ("the

68

Organization and

Management of the Funds

(continued)

Adviser") and has been associated with the Adviser or an affiliate since 1987. Mr. Conners has been associate portfolio manager or co-portfolio manager of the Funds since March 1, 2002. He is a Portfolio Manager and Director of Victory Capital Management Inc. and has been associated with the Adviser or an affiliate since March 1999. Mr. Graff has been co-portfolio manager of the Funds since March 2007. He is a portfolio manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2001.

Leslie Z. Globits is the lead portfolio manager and Kirk A. Schmitt is the co-portfolio manager of the Special Value Fund. Mr. Globits has been portfolio manager of the Fund since June 2003. He is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1987. Mr. Schmitt has been co-portfolio manager of the Fund since March 2007. He is a Portfolio Manager and Director of the Adviser and has been associated with the Adviser or an affiliate since 2000.

Erick F. Maronak is the lead portfolio manager and Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba are co-portfolio managers of the Focused Growth Fund. Mr. Maronak has been a Chief Investment Officer, Senior Portfolio Manager and a Senior Managing Director with Victory NewBridge Capital Management, a division of Victory, since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory Large Cap Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC.

Mr. Kefer has been co-portfolio manager of the Fund since 2003. He is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Mr. Dahl has been co-portfolio manager of the Fund since 2003. He is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with

69

Organization and

Management of the Funds

(continued)

Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Mr. Koskuba has been co-portfolio manager of the Fund since 2003. He has been a Managing Director of Victory NewBridge since July 2003. From 1999 to July 2003, Mr. Koskuba was a Portfolio Manager/Analyst of NewBridge Partners, LLC.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

70

Additional Information

Some additional information you should know about the Funds.

Fund Classes

At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

71

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

72

Financial Highlights

VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$16.43		$13.62	$12.85	$11.41	$9.65
Investment Activities:
Net investment income	0.23		0.07	0.12	0.10	0.10
Net realized and unrealized gains on investments	1.89		2.81	0.78	1.45	1.75
Total from Investment Activities	2.12		2.88	0.90	1.55	1.85
Distributions to Shareholders:
From net investment income	(0.10)		(0.07)	(0.13)	(0.11)	(0.09)
From net realized gains on investments	(2.33)		—	—	—	—
Total Distributions	(2.43)		(0.07)	(0.13)	(0.11)	(0.09)
Net Asset Value, End of Period	$16.12		$16.43	$13.62	$12.85	$11.41
Total Return (excludes sales charge)	14.77	%(a)	21.22%	7.00%	13.70%	19.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46,436		$219,428	$199,406	$227,185	$227,586
Ratio of expenses to average net assets	1.19%		1.22%	1.26%	1.25%	1.25%
Ratio of net investment income to average net assets	0.84%		0.48%	0.91%	0.80%	0.95%
Ratio of expenses to average net assets (b)	1.19%		1.22%	1.29%	1.25%	1.25%
Ratio of net investment income to average net assets (b)	0.84%		0.48%	0.88%	0.80%	0.95%
Portfolio turnover (c)	104%		104%	110%	86%	97%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

73

Financial Highlights

VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class C shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003(a)
Net Asset Value, Beginning of Period	$16.30		$13.56	$12.83	$11.40	$9.13
Investment Activities:
Net investment income (loss)	—	(b)	(0.05)	0.02	0.05	0.06
Net realized and unrealized gains on investments	1.98		2.79	0.78	1.44	2.27
Total from Investment Activities	1.98		2.74	0.80	1.49	2.33
Distributions to Shareholders:
From net investment income	(0.02)		—	(0.07)	(0.06)	(0.06)
From net realized gains on investments	(2.33)		—	—	—	—
Total Distributions	(2.35)		—	(0.07)	(0.06)	(0.06)
Net Asset Value, End of Period	$15.93		$16.30	$13.56	$12.83	$11.40
Total Return (excludes contingent deferred sales charge) (c)	13.86	%(d)	20.21%	6.24%	13.13%	25.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$727		$982	$792	$334	$92
Ratio of expenses to average net assets (e)	2.00%		2.00%	2.00%	1.75%	1.72%
Ratio of net investment income (loss) to average net assets (e)	(0.03)%		(0.32)%	(0.08)%	0.36%	0.32%
Ratio of expenses to average net assets (e) (f)	3.25%		2.77%	3.39%	4.63%	3.74%
Ratio of net investment income (loss) to average net assets (e) (f)	(1.28)%		(1.09)%	(1.47)%	(2.52)%	(1.70)%
Portfolio turnover (g)	104%		104%	110%	86%	97%

(a)  Class C shares commenced operations March 1, 2003.

(b)  Rounds to less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

74

Financial Highlights

VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$16.41		$13.60	$12.83	$11.39	$9.64
Investment Activities:
Net investment income	0.06		0.02	0.08	0.06	0.06
Net realized and unrealized gains on investments	1.98		2.81	0.77	1.45	1.76
Total from Investment Activities	2.04		2.83	0.85	1.51	1.82
Distributions to Shareholders:
From net investment income	(0.07)		(0.02)	(0.08)	(0.07)	(0.07)
From net realized gains on investments	(2.33)		—	—	—	—
Total Distributions	(2.40)		(0.02)	(0.08)	(0.07)	(0.07)
Net Asset Value, End of Period	$16.05		$16.41	$13.60	$12.83	$11.39
Total Return	14.21	%(a)	20.80%	6.64%	13.32%	19.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,204		$4,465	$5,036	$7,267	$9,398
Ratio of expenses to average net assets	1.60%		1.59%	1.60%	1.50%	1.50%
Ratio of net investment income to average net assets	0.40%		0.12%	0.64%	0.54%	0.70%
Ratio of expenses to average net assets (b)	1.75%		1.77%	1.78%	1.90%	1.89%
Ratio of net investment income (loss) to average net assets (b)	0.24%		(0.06)%	0.46%	0.14%	0.31%
Portfolio turnover (c)	104%		104%	110%	86%	97%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

75

Financial Highlights

VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past one years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$15.32
Investment Activities:
Net investment income	0.02
Net realized and unrealized gains on investments	0.79
Total from Investment Activities	0.81
Distributions to Shareholders:
From net investment income	(0.06)
Total Distributions	(0.06)
Net Asset Value, End of Period	$16.07
Total Return (b)	5.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$178,599
Ratio of expenses to average net assets (c)	0.91%
Ratio of net investment income to average net assets (c)	0.90%
Portfolio turnover (d)	104%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

76

Financial Highlights

STOCK INDEX FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$20.47		$17.85	$16.78	$15.59	$13.12
Investment Activities:
Net investment income	0.31		0.25	0.27	0.16	0.13 (a)
Net realized and unrealized gains on investments	2.63		2.62	1.07	1.19	2.49
Total from Investment Activities	2.94		2.87	1.34	1.35	2.62
Distributions to Shareholders:
From net investment income	(0.33)		(0.25)	(0.27)	(0.16)	(0.15)
Total Distributions	(0.33)		(0.25)	(0.27)	(0.16)	(0.15)
Net Asset Value, End of Period	$23.08		$20.47	$17.85	$16.78	$15.59
Total Return (excludes sales charge)	14.46	%(b)	16.17%	7.98%	8.69%	20.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,880		$60,631	$73,971	$88,330	$89,619
Ratio of expenses to average net assets	0.66%		0.70%	0.70%	0.69%	0.79%
Ratio of net investment income to average net assets	1.43%		1.29%	1.48%	0.96%	0.98%
Ratio of expenses to average net assets (c)	0.66%		0.85%	0.85%	0.86%	0.96%
Ratio of net investment income to average net assets (c)	1.43%		1.14%	1.33%	0.79%	0.81%
Portfolio turnover (d)	12%		5%	8%	3%	12%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

77

Financial Highlights

STOCK INDEX
FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$20.45		$17.83	$16.77	$15.57	$13.12
Investment Activities:
Net investment income	0.28		0.21	0.22	0.11	0.09
Net realized and unrealized gains on investments	2.62		2.62	1.07	1.21	2.49
Total from Investment Activities	2.90		2.83	1.29	1.32	2.58
Distributions to Shareholders:
From net investment income	(0.29)		(0.21)	(0.23)	(0.12)	(0.13)
Total Distributions	(0.29)		(0.21)	(0.23)	(0.12)	(0.13)
Net Asset Value, End of Period	$23.06		$20.45	$17.83	$16.77	$15.57
Total Return	14.28	%(a)	15.96%	7.71%	8.50%	19.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,658		$20,230	$17,456	$18,282	$20,526
Ratio of expenses to average net assets	0.81%		0.89%	0.90%	0.94%	0.98%
Ratio of net investment income to average net assets	1.27%		1.08%	1.23%	0.70%	0.71%
Ratio of expenses to average net assets (b)	0.81%		1.10%	1.17%	1.38%	1.71%
Ratio of net investment income (loss) to average net assets (b)	1.27%		0.87%	0.96%	0.26%	(0.02)%
Portfolio turnover (c)	12%		5%	8%	3%	12%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

78

Financial Highlights

ESTABLISHED
VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$30.50		$29.31	$27.91	$26.67	$21.28
Investment Activities:
Net investment income	0.09		0.14	0.04	0.09	0.12
Net realized and unrealized gains on investments	4.41		4.24	4.32	3.40	5.37
Total from Investment Activities	4.50		4.38	4.36	3.49	5.49
Distributions to Shareholders:
From net investment income	(0.10)		(0.17)	(0.05)	(0.05)	(0.10)
From net realized gains on investments	(5.20)		(3.02)	(2.91)	(2.20)	—
Total Distributions	(5.30)		(3.19)	(2.96)	(2.25)	(0.10)
Net Asset Value, End of Period	$29.70		$30.50	$29.31	$27.91	$26.67
Total Return (excludes sales charge)	17.34	%(a)	16.49%	16.92%	14.17%	25.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,129		$11,146	$7,112	$23,505	$21,370
Ratio of expenses to average net assets	1.13%		1.23%	1.21%	1.11%	1.12%
Ratio of net investment income to average net assets	0.33%		0.49%	0.36%	0.33%	0.57%
Ratio of expenses to average net assets (b)	1.13%		1.23%	1.27%	1.13%	1.16%
Ratio of net investment income to average net assets (b)	0.33%		0.49%	0.30%	0.31%	0.53%
Portfolio turnover (c)	35%		49%	22%	45%	43%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

79

Financial Highlights

ESTABLISHED
VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$30.33		$29.15	$27.80	$26.61	$21.24
Investment Activities:
Net investment income	0.05		0.12	0.02	0.02	0.06
Net realized and unrealized gains on investments	4.38		4.21	4.27	3.41	5.38
Total from Investment Activities	4.43		4.33	4.29	3.43	5.44
Distributions to Shareholders:
From net investment income	(0.07)		(0.13)	(0.03)	(0.04)	(0.07)
From net realized gains from investments	(5.20)		(3.02)	(2.91)	(2.20)	—
Total Distributions	(5.27)		(3.15)	(2.94)	(2.24)	(0.07)
Net Asset Value, End of Period	$29.49		$30.33	$29.15	$27.80	$26.61
Total Return	17.17	%(a)	16.41%	16.70%	13.93%	25.69%
Ratios/Supplemental Data:
Net assets at end of period (000)	$279,117		$278,132	$280,125	$290,445	$285,747
Ratio of expenses to average net assets	1.27%		1.32%	1.36%	1.34%	1.35%
Ratio of net investment income to average net assets	0.19%		0.43%	0.09%	0.10%	0.29%
Ratio of expenses to average net assets (b)	1.27%		1.32%	1.40%	1.37%	1.43%
Ratio of net investment income to average net assets (b)	0.19%		0.43%	0.05%	0.07%	0.21%
Portfolio turnover (c)	35%		49%	22%	45%	43%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

80

Financial Highlights

SPECIAL VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$17.19		$16.24	$13.15	$14.12	$11.44
Investment Activities:
Net investment income (loss)	0.06		0.05	— (a)	0.03	0.06
Net realized and unrealized gains on investments	3.90		2.53	3.16	2.05	2.67
Total from Investment Activities	3.96		2.58	3.16	2.08	2.73
Distributions to Shareholders:
From net investment income	(0.10)		(0.05)	(0.01)	(0.04)	(0.05)
From net realized gains on investments	(0.84)		(1.58)	(0.06)	(3.01)	—
Total Distributions	(0.94)		(1.63)	(0.07)	(3.05)	(0.05)
Net Asset Value, End of Period	$20.21		$17.19	$16.24	$13.15	$14.12
Total Return (excludes sales charge)	24.11	%(b)	17.39%	24.13%	14.89%	23.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$809,314		$411,341	$186,744	$104,324	$187,640
Ratio of expenses to average net assets	1.17%		1.25%	1.30%	1.27%	1.24%
Ratio of net investment income (loss) to average net assets	0.28%		0.31%	(0.06)%	0.19%	0.43%
Ratio of expenses to average net assets (c)	1.17%		1.25%	1.33%	1.27%	1.24%
Ratio of net investment income (loss) to average net assets (c)	0.28%		0.31%	(0.09)%	0.19%	0.43%
Portfolio turnover (d)	125%		204%	196%	200%	94%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

81

Financial Highlights

SPECIAL
VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class C shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Period Ended October 31, 2003(a)
Net Asset Value, Beginning of Period	$16.77		$15.95	$13.01	$14.08		$11.21
Investment Activities:
Net investment income (loss)	(0.07)		(0.06)	(0.06)	(0.08	)(b)	0.01
Net realized and unrealized gains on investments	3.74		2.46	3.06	2.04		2.88
Total from Investment Activities	3.67		2.40	3.00	1.96		2.89
Distributions to Shareholders:
From net investment income	(0.04)		—	—	(0.02)		(0.02)
From net realized gains on investments	(0.84)		(1.58)	(0.06)	(3.01)		—
Total Distributions	(0.88)		(1.58)	(0.06)	(3.03)		(0.02)
Net Asset Value, End of Period	$19.56		$16.77	$15.95	$13.01		$14.08
Total Return (excludes contingent deferred sales charge) (c)	22.90	%(d)	16.46%	23.12%	14.02%		25.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49,026		$18,161	$2,331	$440		$314
Ratio of expenses to average net assets (e)	2.10%		2.18%	2.10%	1.95%		1.95%
Ratio of net investment income (loss) to average net assets (e)	(0.68)%		(0.66)%	(0.84)%	(0.51)%		(0.26)%
Ratio of expenses to average net assets (e) (f)	2.10%		2.23%	3.16%	3.97%		2.60%
Ratio of net investment income (loss) to average net assets (e) (f)	(0.68)%		(0.71)%	(1.90)%	(2.53)%		(0.91)%
Portfolio turnover (g)	125%		204%	196%	200%		94%

(a)  Class C Shares commenced operations March 1, 2003.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

82

Financial Highlights

SPECIAL
VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$16.91		$16.02	$13.00	$14.02		$11.37
Investment Activities:
Net investment income (loss)	0.01		— (a)	(0.02)	(0.02	)(b)	0.01
Net realized and unrealized gains on investments	3.81		2.49	3.11	2.03		2.66
Total from Investment Activities	3.82		2.49	3.09	2.01		2.67
Distributions to Shareholders:
From net investment income	(0.07)		(0.02)	(0.01)	(0.02)		(0.02)
From net realized gains from investments	(0.84)		(1.58)	(0.06)	(3.01)		—
Total Distributions	(0.91)		(1.60)	(0.07)	(3.03)		(0.02)
Net Asset Value, End of Period	$19.82		$16.91	$16.02	$13.00		$14.02
Total Return	23.66	%(c)	17.03%	23.83%	14.50%		23.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$118,250		$42,234	$10,760	$2,318		$2,039
Ratio of expenses to average net assets	1.48%		1.58%	1.60%	1.60%		1.60%
Ratio of net investment income (loss) to average net assets	(0.04)%		(0.04)%	(0.35)%	(0.14)%		0.05%
Ratio of expenses to average net assets (d)	1.48%		1.58%	1.74%	2.80%		3.16%
Ratio of net investment income (loss) to average net assets (d)	(0.04)%		(0.04)%	(0.49)%	(1.34)%		(1.51)%
Portfolio turnover (e)	125%		204%	196%	200%		94%

(a)  Rounds to less than $0.01 per share.

(b)  Calculated using average shares for the period.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

83

Financial Highlights

SPECIAL
VALUE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past one years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$18.93
Investment Activities:
Net investment income	0.01
Net realized and unrealized gains on investments	1.28
Total from investment activities	1.29
Net Asset Value, End of Period	$20.22
Total Return (b)	6.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$143,257
Ratio of expenses to average net assets (c)	0.85%
Ratio of net investment income to average net assets (c)	0.41%
Portfolio turnover rate (d)	125%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

84

Financial Highlights

SMALL COMPANY
OPPORTUNITY FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$31.88		$29.44	$30.09	$26.39	$20.99
Investment Activities:
Net investment income	0.11		0.09	0.07	0.04	0.04
Net realized and unrealized gains on investments	2.06		5.14	3.74	5.11	5.39
Total from Investment Activities	2.17		5.23	3.81	5.15	5.43
Distributions to Shareholders:
From net investment income	(0.11)		(0.06)	(0.06)	(0.05)	(0.03)
From net realized gains on investments	(4.85)		(2.73)	(4.40)	(1.40)	—
Total Distributions	(4.96)		(2.79)	(4.46)	(1.45)	(0.03)
Net Asset Value, End of Period	$29.09		$31.88	$29.44	$30.09	$26.39
Total Return (excludes sales charge)	7.33	%(a)	19.56%	13.96%	20.50%	25.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$150,621		$83,487	$64,797	$52,169	$42,933
Ratio of expenses to average net assets	1.20%		1.11%	1.13%	1.15%	1.14%
Ratio of net investment income to average net assets	0.29%		0.32%	0.25%	0.16%	0.16%
Ratio of expenses to average net assets (b)	1.20%		1.11%	1.18%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets (b)	0.29%		0.32%	0.20%	0.11%	0.08%
Portfolio turnover (c)	75%		73%	62%	68%	49%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

85

Financial Highlights

SMALL COMPANY
OPPORTUNITY FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$31.19		$28.90	$29.66	$26.06	$20.77
Investment Activities:
Net investment income (loss)	0.02		— (a)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gains on investments	2.02		5.04	3.68	5.03	5.33
Total from Investment Activities	2.04		5.04	3.66	5.02	5.31
Distributions to Shareholders:
From net investment income	(0.07)		(0.02)	(0.02)	(0.02)	(0.02)
From net realized gains from investments	(4.85)		(2.73)	(4.40)	(1.40)	—
Total Distributions	(4.92)		(2.75)	(4.42)	(1.42)	(0.02)
Net Asset Value, End of Period	$28.31		$31.19	$28.90	$29.66	$26.06
Total Return	7.03	%(b)	19.21%	13.61%	20.26%	25.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$114,983		$95,667	$92,320	$95,653	$85,037
Ratio of expenses to average net assets	1.45%		1.43%	1.45%	1.35%	1.38%
Ratio of net investment income (loss) to average net assets	0.06%		0.01%	(0.06)%	(0.04)%	(0.09)%
Ratio of expenses to average net assets (c)	1.45%		1.43%	1.53%	1.54%	1.64%
Ratio of net investment income (loss) to average net assets (c)	0.06%		0.01%	(0.14)%	(0.23)%	(0.35)%
Portfolio turnover (d)	75%		73%	62%	68%	49%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

86

Financial Highlights

SMALL COMPANY
OPPORTUNITY FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past one years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$28.99
Investment Activities:
Net investment income	0.02
Net realized and unrealized gains on investments	0.11
Total from investment activities	0.13
Distributions to Shareholders:
From net investment income	(0.02)
Total Distributions	(0.02)
Net Asset Value, End of Period	$29.10
Total Return (b)	0.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,316
Ratio of expenses to average net assets (c)	1.05%
Ratio of net investment income to average net assets (c)	0.45%
Portfolio turnover rate (d)	75%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

87

Financial Highlights

FOCUSED
GROWTH FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past four years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$12.76		$11.81	$10.19	$10.00
Investment Activities:
Net investment loss	(0.12)		(0.05)	(0.07)	(0.04)
Net realized and unrealized gains on investments	4.16		1.00	1.69	0.23
Total from Investment Activities	4.04		0.95	1.62	0.19
Net Asset Value, End of Period	$16.80		$12.76	$11.81	$10.19
Total Return (excludes sales charge) (b)	31.66	%(c)	8.04%	15.90%	1.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,880		$3,149	$968	$731
Ratio of expenses to average net assets (d)	1.40%		1.39%	1.32%	1.15%
Ratio of net investment income (loss) to average net assets (d)	(0.88)%		(0.76)%	(0.77)%	(0.68)%
Ratio of expenses to average net assets (d) (e)	1.75%		4.16%	11.36%	14.35%
Ratio of net investment income (loss) to average net assets (d) (e)	(1.23)%		(3.53)%	(10.81)%	(13.88)%
Portfolio turnover (b) (f)	54%		52%	58%	26%

(a)  Class A Shares commenced operations on December 1, 2003.

(b)  Not annualized for periods less than one year

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

88

Financial Highlights

FOCUSED
GROWTH FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past four years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class C shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$12.48		$11.64	$10.11	$10.00
Investment Activities:
Net investment income (loss)	(0.20)		(0.16)	(0.08)	(0.12)
Net realized and unrealized gains on investments	4.04		1.00	1.61	0.23
Total from Investment Activities	3.84		0.84	1.53	0.11
Net Asset Value, End of Period	$16.32		$12.48	$11.64	$10.11
Total Return (excludes contingent deferred sales charge) (b)	30.77	%(c)	7.22%	15.13%	1.10%
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,305		$781	$548	$34
Ratio of expenses to average net assets (d)	2.10%		2.10%	2.09%	1.90%
Ratio of net investment loss to average net assets (d)	(1.59)%		(1.51)%	(1.61)%	(1.43)%
Ratio of expenses to average net assets (d) (e)	3.64%		5.53%	13.55%	28.56%
Ratio of net investment loss to average net assets (d) (e)	(3.13)%		(4.94)%	(13.07)%	(28.09)%
Portfolio turnover (b) (f)	54%		52%	58%	26%

(a)  Class C Shares commenced operations December 31, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

89

Financial Highlights

FOCUSED
GROWTH FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past four years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$12.67		$11.76	$10.17	$10.00
Investment Activities:
Net investment loss	(0.13)		(0.07)	(0.08)	(0.07)
Net realized and unrealized gains on investments	4.11		0.98	1.67	0.24
Total from Investment Activities	3.98		0.91	1.59	0.17
Net Asset Value, End of Period	$16.65		$12.67	$11.76	$10.17
Total Return (b)	31.41	%(c)	7.74%	15.63%	1.70%
Ratios/Supplemental Data:
Net assets at end of period (000)	$566		$351	$75	$37
Ratio of expenses to average net assets (d)	1.65%		1.65%	1.58%	1.40%
Ratio of net investment loss to average net assets (d)	(1.13)%		(1.00)%	(1.05)%	(0.93)%
Ratio of expenses to average net assets (d) (e)	4.78%		5.39%	26.87%	27.47%
Ratio of net investment loss to average net assets (d) (e)	(4.26)%		(4.74)%	(26.34)%	(27.00)%
Portfolio turnover (b) (f)	54%		52%	58%	26%

(a)  Class R Shares commenced operations December 31, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

90

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91

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92

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-EQTY-PRO (3/08)

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense

Fixed Income Funds

Core Bond Fund

Class A and I Shares

Fund for Income

Class A, C and R Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in a Fund.

  Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

  Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

Core Bond Fund Class A and I Shares	3

Fund for Income Class A, C and R Shares	8

Investments	14

Risk Factors	17

Share Price	20

Dividends, Distributions, and Taxes	23

Investing with Victory

■ Choosing a Share Class	28

■ How to Buy Shares	37

■ How to Exchange Shares	42

■ How to Sell Shares	45

Organization and Management of the Funds	49

Additional Information	52

Financial Highlights

Core Bond Fund	54

Fund for Income	56

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

  Investment Objectives

Each Fund pursues its objective by investing primarily in debt securities. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.

Please read this Prospectus before investing in the Funds and keep it for future reference.

  Risk Factors

The Funds may share many of the same risk factors. For example, both of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed later in the Prospectus.

  Who May Want to Invest in the Funds

■  Investors seeking income

■  Investors seeking higher potential returns than provided by money market funds

■  Investors willing to accept the risk of price and dividend fluctuations

1

Risk/Return Summary (continued)

  Share Classes

The Core Bond Fund offers Class A and Class I shares. The Fund for Income offers Class A, Class C and Class R shares. See "Choosing a Share Class."

The following pages provide you with an overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which fund will suit your risk tolerance and investment needs.

2

Core Bond Fund

CLASS A SHARES

Cusip#: 926464819

Ticker: SIMIX

CLASS I SHARES

Cusip#: 92646A773

Ticker: VCBIX

  Investment Objective

The Fund seeks to provide a high level of income.

  Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities, generally issued by corporations, the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund invests primarily in:

■  Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

■  Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities;

■  Mortgage-related securities issued by government agencies and non-governmental entities; and

■  Commercial paper.

■  The Fund may invest up to 10% of its net assets in credit derivatives, including credit default swaps.

■  The Fund may invest up to 10% of its net assets in high yield debt instruments (that is, debt instruments rated below investment grade), including credit derivatives that present credit

3

Core Bond Fund (continued)

An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

characteristics that are equivalent to those of high yield debt instruments.

Important characteristics of the Fund's investments:

■  Quality: Investment grade corporate securities are rated in the top four rating categories at the time of purchase by Standard & Poor's ("S&P"), Fitch, Inc. ("Fitch"), Moody's Investors Service ("Moody's"), or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The average effective maturity of the Fund generally will range from 5 to 15 years. Under certain market conditions, the portfolio manager may go outside these boundaries.

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities with an average effective maturity between 5-15 years. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

In making investment decisions, the Fund considers the current economic environment and any underlying market trends. In addition, the Advisor establishes strategic investment views that reflect, in its judgment, the best relative value among the major fixed income sectors. The Fund invests in high-grade investments that are consistent with these views and that attempt to preserve an acceptable range of performance expectations. The Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

There is no guarantee that the Fund will achieve its objective.

4

Core Bond Fund (continued)

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults on its securities. This risk is greater for any investments in below investment grade rated debt.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

■  A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

5

Core Bond Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  4.78% (quarter ended September 30, 2001)

Lowest  -2.65% (quarter ended June 30, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	3.07%	2.73%	4.65%
After Taxes on Distributions	1.20%	1.12%	2.73%
After Taxes on Distributions and Sale of Fund Shares	1.96%	1.38%	2.79%
Lehman Brothers Aggregate Bond Index[2] (Index returns reflect no deduction for fees, expenses, or taxes)	6.97%	4.42%	5.97%

1Performance for the Class A shares was calculated based on the current maximum sales charge of 2.00%. From the fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. It is not possible to invest directly in an index.

6

Core Bond Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares.)	0.46%	0.21%
Total Fund Operating Expenses[3]	0.96%[4]	0.71%[4]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

4The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A shares for any period during which this waiver or reimbursement is in effect do not exceed 0.80%; and so that the net operating expenses (excluding certain items) of the Class I shares for any period during which this waiver or reimbursement is in effect do not exceed 0.55%. These voluntary waiver/reimbursements may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$296	$500	$720	$1,354
Class I	$73	$227	$395	$883

7

Fund for Income

CLASS A SHARES

Cusip#: 926464751

Ticker: IPFIX

CLASS C SHARES

Cusip#: 926464173

Ticker: VFFCX

CLASS R SHARES

Cusip#: 926464397

Ticker: GGIFX

  Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities. The Fund currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Under normal circumstances, the Fund primarily invests in:

■Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA) with an average effective maturity ranging from 2 to 10 years. The Fund will invest at least 65% of its total assets in GNMA securities.

■Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years. Securities issued by certain U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

8

Fund for Income (continued)

In making investment decisions, the Adviser looks for GNMA securities that provide above average yield and have below average prepayment sensitivity. The Adviser purchases U.S. Treasury securities to manage the Fund's duration and to provide liquidity.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

9

Fund for Income (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A, C and R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  3.70% (quarter ended September 30, 1998)

Lowest  -1.17% (quarter ended June 30, 2004)

10

Fund for Income (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS R
Before Taxes	6.63%	2.96%	4.78%
After Taxes on Distributions	4.20%	0.86%	2.49%
After Taxes on Distributions and Sale of Fund Shares	4.26%	1.28%	2.67%
Lehman Brothers 1-5 Year U.S. Gov't Bond Index[1] (Index returns reflect no deduction for fees, expenses, or taxes)	7.82%	3.38%	5.16%
CLASS A
Before Taxes	4.45%	2.59%	4.38%[2]
Lehman Brothers 1-5 Year U.S. Gov't Bond Index[1] (Index returns reflect no deduction for fees, expenses, or taxes)	7.82%	3.38%	4.31%[2]
CLASS C
Before Taxes	4.81%	2.30%	2.96%[3]
Lehman Brothers 1-5 Year U.S. Gov't Bond Index[1] (Index returns reflect no deduction for fees, expenses, or taxes)	7.82%	3.38%	4.03%[3]

1The Lehman Brothers 1-to-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of treasury and agency securities issued by the United States Government with maturities of one to five years. It is not possible to invest directly in an index.

2Performance is from March 26, 1999, inception date of Class A shares.

3Performance is from March 1, 2002, inception date of Class C shares.

11

Fund for Income (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class C	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	1.00%	0.25%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.48%	0.31%	0.26%
Total Fund Operating Expenses[4]	0.98%	1.81%[5]	1.01%[6]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The deferred sales charge is imposed on shares redeemed in the first 12 months.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C shares do not exceed 1.82% until at least February 28, 2014.

6Class R Shares have been restated to reflect current expenses.

12

Fund for Income (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except that it assumes expense levels provided by contractual expense caps set forth in the notes to the Fund Expenses table appearing above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$506	$731	$1,377
Class C*	$284	$569	$980	$2,127
Class C**	$184	$569	$980	$2,127
Class R	$103	$322	$558	$1,236

  *  If you sell your shares at the end of the period.

  **  If you do not sell your shares at the end of the period.

13

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

  U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

  Asset Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

  Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

14

Investments (continued)

  Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

  Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

  When-Issued and
Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

  International Bonds.

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.

  Receipts.

Separately traded interest or principal components of U.S. government securities.

F Credit Default Swaps.

A swap in which one counterparty receives a premium at pre-set intervals in consideration for guaranteeing to make a specific payment should a negative credit event take place. A negative credit event occurs for the underlying reference obligation in instances of bankruptcy, insolvency, restructuring, or failure to make payment. In the event a negative credit event occurs, the buyer receives the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. In the absence of a negative credit event, the seller receives fixed payments throughout the term of the contract. A Fund may be either the buyer or the seller in a credit default swap transaction.

  Average Effective Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of the Fund to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

**  TVA is supported by the right of the issuer to borrow from the U.S. Treasury.

F  Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument or index

15

Investments (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

16

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

Each Fund is subject to the principal risks described below.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

■  Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

■  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

17

Risk Factors (continued)

■  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in mortgage-related securities:

■  Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

■  Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in below-investment grade securities:

■  Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

18

Risk Factors (continued)

Additional risks associated with investing in credit default swaps:

■  If a Fund is a buyer and no negative credit event occurs, the Fund will lose its investment and recover nothing.

■  If a Fund is a seller and a negative credit event occurs, the Fund must pay the buyer the full notional value of the reference obligation.

■  The Fund also incurs greater risk by investing in swaps than if the Fund had invested in the obligation directly.

An investment in a Fund is not a complete investment program.

19

Share Price

Each Fund usually calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted.

A business day is a day on which the NYSE and the bond market are open. Either Fund may calculate its NAV earlier than 4:00 p.m. Eastern Time, however, if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close before 4:00 p.m. (the Alternative Closing Time).

On any business day when the SIFMA recommends that the securities markets close before 4:00 p.m., each Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the

20

Share Price (continued)

number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation

21

Share Price (continued)

and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

■  Any account with a single round trip within a 30-day period; or

■  Any account with two round trips within 90 days.

With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be may be more or less restrictive than those imposed on direct and fully disclosed accounts. The Adviser will determine whether a financial intermediary's purchase and exchange limitations are reasonably designed to detect and prevent frequent purchases and redemptions of Fund shares. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

22

Dividends, Distributions, and Taxes

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

23

Dividends, Distributions, and Taxes (continued)

DIRECTED DIVIDENDS OPTION

You can automatically reinvest distributions in the same class of shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

Neither Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

■  Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

■  An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

24

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.victoryfunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

25

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of a Fund. Not all Funds offer all classes of shares and Class I and Class R shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report

26

Investing with Victory (continued)

or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

27

Choosing a Share Class

The Core Bond Fund offers Class A and Class I shares. The Fund for Income offers Class A, Class C and Class R shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A SHARES ■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge. ■ Lower annual expenses than Class C or Class R shares.

CLASS C SHARES
■ No front-end sales charge. All your money goes to work for you right away.
■ Higher expenses than Class A, Class I or Class R shares.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.

CLASS I SHARES
■ No front-end sales charge. All your money goes to work for you right away.
■ Class I shares are only available to certain investors.
■ Lower annual expenses than Class A, Class C or Class R shares

CLASS R SHARES ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A or Class I shares.

28

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges — Class A Shares

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following table.

Your Investment in the Fund*	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$ 50,000 up to $99,999	1.75%	1.78%
$ 100,000 up to $249,999	1.50%	1.52%
$ 250,000 up to $499,999	1.25%	1.27%
$ 500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of up to 0.75% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name

29

Choosing a Share Class (continued)

of immediate family household members (spouse or domestic partner and children under 21).

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

You may reduce or eliminate the sales charges in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is

30

Choosing a Share Class (continued)

currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

31

Choosing a Share Class (continued)

redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Purchases of Class A shares of the Intermediate Income Fund by shareholders of the Intermediate Income Fund who had previously owned Class G shares.

  i.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by Victory Capital Management.

Calculation of Sales Charges — Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

32

Choosing a Share Class (continued)

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

■  Certain qualified retirement plans; or

■  Investors in selected fee based programs.

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. Each Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Certain qualified retirement plans;

■  IRA rollovers from such plans if a Victory Class R shares were offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

Convertibility of Class R Shares to Class A Shares

Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP,

33

Choosing a Share Class (continued)

the Funds' independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, Class A shares pay a fee at an annual rate of up to 0.25% of the average daily net assets serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted Distribution and Service Plans for Class R and Class C shares of the Fund for Income.

Under the Class R Distribution and Service Plan, the Fund for Income will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund's average daily net assets of its Class R shares. The fee is paid for general distribution services, for selling Class R shares of the Fund for Income and for providing personal services

34

Choosing a Share Class (continued)

to its shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund for Income will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares' average daily net assets will be paid for general distribution services and for selling Class C shares of the Fund. The Fund will pay 0.25% of its Class C shares' average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund for Income's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund. These share classes do not make any payments

35

Choosing a Share Class (continued)

under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

36

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed on p. 33. All you need to do to start buying shares is to fill out an application. The minimum initial investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time, or the Alternative Closing Time (if applicable), your purchase order will be processed the same day using that day's share price. Your purchase order will not be processed if received after the Alternative Closing Time. Purchase orders received after 4:00 p.m. will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

37

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

38

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

39

How to Buy Shares (continued)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House ("ACH"). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, C and R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

40

How to Buy Shares (continued)

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

41

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, the Alternative Closing Time (if applicable) or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the Alternative Closing Time. Third party plan administrators may impose different limitations or exchange privileges, and are not responsible for monitoring or complying with exchange privileges of the Victory Funds.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

42

How to Exchange Shares (continued)

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

■  Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

43

How to Exchange Shares (continued)

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

■  Owners of Class A shares of the Core Bond Fund that had been classified as Class G shares prior to January 17, 2003, may exchange their shares for Class R shares of any Victory Fund or for Class A shares of any Victory Fund that does not offer Class R shares, without paying a sales charge.

44

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time, the Alternative Closing Time, (if applicable), or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after the Alternative Closing Time. You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

45

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or before the Alternative Closing Time, your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or after the Alternative Closing Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

46

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

47

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

48

Organization and

Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

Each Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser) or its affiliates. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2007, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Core Bond Fund	0.50%
Fund for Income	0.50%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

49

Organization and

Management of the Funds

(continued)

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the Funds' sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Portfolio Management

Craig E. Ruch is the lead portfolio manager of the Core Bond Fund and is supported by co-portfolio manager Trenton Tipton-Fletcher. Together they are responsible for the day-to-day management of the Fund's portfolio.

Mr. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser since 2005. He is the Head of Corporate Bonds for the Adviser, and is responsible for corporate bond research, corporate bond portfolio management and trading. From February 2004 to April 2005, Mr. Ruch was a portfolio manager with Credit Suisse Asset Management, responsible for investment grade and crossover bond portfolios. From August 2003 to February 2004, Mr. Ruch was a senior high yield bond trader. Prior to August 2003, Mr. Ruch was a senior trader responsible for the telecom and utility sectors.

Mr. Tipton-Fletcher is a Senior Portfolio Manager and Managing Director of the Adviser, and has been associated with the Adviser since 1988. He is the Head of Securitized Bonds for the Adviser, and is responsible for all core fixed income strategies related to commercial mortgage, residential mortgage and asset-backed securities.

Craig E. Ruch is the lead portfolio manager, and Trenton Tipton-Fletcher and Heidi L. Adelman are the co-portfolio managers of the Fund for Income. Together they are responsible for the day-to-day management of the Fund's portfolio.

Mr. Ruch is a Chief investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser since 2005. He is the Head of Corporate Bonds for the Adviser, and is responsible for corporate bond research, corporate bond portfolio management and trading. From February 2004 to April 2005, Mr. Ruch was a portfolio manager with Credit Suisse Asset Management, responsible for investment grade and

50

Organization and

Management of the Funds

(continued)

crossover bond portfolios. From August 2003 to February 2004, Mr. Ruch was a senior high yield bond trader. Prior to August 2003, Mr. Ruch was a senior trader responsible for the telecom and utility sectors. Mr. Tipton-Fletcher has been co-portfolio manager of the Fund since March 2002. He is a Senior Portfolio Manager and Managing Director for the Adviser and has been associated with it since 1988. He is responsible for all mortgage-backed and asset-backed securities management for the Adviser. Ms. Adelman, who has been a co-portfolio manager of the Fund since March 2006, is a Portfolio Manager and Director with the Adviser. She has been with the Adviser or an affiliate since 1995. Her focus is investment strategy involving asset-backed, commercial and residential mortgage-backed securities.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

51

Additional Information

Some additional information you should know about the Funds.

Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

52

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

53

Financial Highlights

CORE BOND FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$9.44		$9.45		$9.89	$9.95	$9.98
Investment Activities:
Net investment income	0.45		0.42		0.33	0.29	0.33
Net realized and unrealized gains (losses) on investments and swaps	(0.03)		0.02	(a)	(0.37)	0.04	0.06
Total from Investment Activities	0.42		0.44		(0.04)	0.33	0.39
Distributions to Shareholders:
From net investment income	(0.45)		(0.45)		(0.40)	(0.39)	(0.42)
Total Distributions	(0.45)		(0.45)		(0.40)	(0.39)	(0.42)
Net Asset Value, End of Period	$9.41		$9.44		$9.45	$9.89	$9.95
Total Return (excludes sales charge)	4.62	%(b)	4.82%		(0.44)%	3.33%	3.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,931		$156,993		$179,892	$187,308	$216,904
Ratio of expenses to average net assets	0.80%		0.82%		0.83%	1.07%	1.10%
Ratio of net investment income to average net assets	4.85%		4.50%		3.40%	2.98%	3.38%
Ratio of expenses to average net assets (c)	0.96%		1.02%		1.09%	1.26%	1.24%
Ratio of net investment income to average net assets (c)	4.69%		4.30%		3.14%	2.79%	3.24%
Portfolio turnover (d)	318%		341	%(e)	187%	125%	217%

(a)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its new benchmark.

54

Financial Highlights

CORE BOND
FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past one years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

Class I Shares
Year Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$9.33
Investment Activities:
Net investment income	0.08
Net realized and unrealized gains on investments and swaps	0.06
Total from investment activities	0.14
Distributions to Shareholders:
From net investment income	(0.07)
Total Distributions	(0.07)

Net Asset Value, End of Period	$9.40

Total Return (b)	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000's)	$67,211
Ratio of expenses to average net assets (c)	0.55%
Ratio of net investment income to average net assets (c)	4.93%
Ratio of expenses to average net assets (c) (d)	0.71%
Ratio of net investment income to average net assets (c) (d)	4.77%
Portfolio turnover rate (e)	318%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

55

Financial Highlights

FUND FOR INCOME

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.64		$11.91	$12.56	$12.87	$13.44
Investment Activities:
Net investment income	0.61		0.53	0.42	0.35 (a)	0.46
Net realized and unrealized gains (losses) on investments	—	(b)	(0.09)	(0.38)	0.07	(0.30)
Total from Investment Activities	0.61		0.44	0.04	0.42	0.16
Distributions to Shareholders:
From net investment income	(0.73)		(0.71)	(0.69)	(0.73)	(0.73)
Total Distributions	(0.73)		(0.71)	(0.69)	(0.73)	(0.73)
Net Asset Value, End of Period	$11.52		$11.64	$11.91	$12.56	$12.87
Total Return (excludes sales charge)	5.43	%(c)	3.81%	0.35%	3.36%	1.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$172,233		$162,863	$169,399	$189,716	$221,181
Ratio of expenses to average net assets	0.98%		1.01%	1.01%	1.00%	1.00%
Ratio of net investment income to average net assets	5.24%		4.56%	3.48%	2.77%	3.36%
Ratio of expenses to average net assets (d)	0.98%		1.01%	1.07%	1.03%	1.01%
Ratio of net investment income to average net assets (d)	5.24%		4.56%	3.42%	2.74%	3.35%
Portfolio turnover (e)	75%		30%	20%	34%	60%

(a)  Calculated using average shares for the period.

(b)  Rounds to less than $0.01 per share.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56

Financial Highlights

FUND FOR
INCOME (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class C shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.61		$11.88	$12.53	$12.84	$13.43
Investment Activities:
Net investment income	0.50		0.44	0.35	0.29 (a)	0.48
Net realized and unrealized gains (losses) on investments	0.02		(0.09)	(0.39)	0.06	(0.41)
Total from Investment Activities	0.52		0.35	(0.04)	0.35	0.07
Distributions to Shareholders:
From net investment income	(0.64)		(0.62)	(0.61)	(0.66)	(0.66)
Total Distributions	(0.64)		(0.62)	(0.61)	(0.66)	(0.66)
Net Asset Value, End of Period	$11.49		$11.61	$11.88	$12.53	$12.84
Total Return (excludes contingent deferred sales charge)	4.57	%(b)	3.03%	(0.33)%	2.79%	0.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,790		$17,038	$20,543	$24,187	$29,806
Ratio of expenses to average net assets	1.81%		1.77%	1.70%	1.55%	1.55%
Ratio of net investment income to average net assets	4.40%		3.81%	2.81%	2.27%	2.23%
Ratio of expenses to average net assets (c)	1.81%		1.87%	2.01%	1.90%	1.88%
Ratio of net investment income to average net assets (c)	4.40%		3.71%	2.50%	1.92%	1.90%
Portfolio turnover (d)	75%		30%	20%	34%	60%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

57

Financial Highlights

FUND FOR
INCOME (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.64		$11.91	$12.56	$12.87	$13.44
Investment Activities:
Net investment income	0.60		0.52	0.40	0.33 (a)	0.42
Net realized and unrealized gains (losses) on investments	0.02		(0.09)	(0.37)	0.08	(0.27)
Total from Investment Activities	0.62		0.43	0.03	0.41	0.15
Distributions to Shareholders:
From net investment income	(0.73)		(0.70)	(0.68)	(0.72)	(0.72)
Total Distributions	(0.73)		(0.70)	(0.68)	(0.72)	(0.72)
Net Asset Value, End of Period	$11.53		$11.64	$11.91	$12.56	$12.87
Total Return	5.54	%(b)	3.75%	0.26%	3.25%	1.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,572		$120,704	$151,123	$193,685	$295,597
Ratio of expenses to average net assets	0.96%		1.07%	1.10%	1.10%	1.07%
Ratio of net investment income to average net assets	5.26%		4.51%	3.41%	2.61%	3.34%
Ratio of expenses to average net assets (c)	0.96%		1.07%	1.13%	1.10%	1.07%
Ratio of net investment income to average net assets (c)	5.26%		4.51%	3.38%	2.61%	3.34%
Portfolio turnover (d)	75%		30%	20%	34%	60%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58

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59

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60

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-TXFI-PRO (3/08)

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Hybrid Funds

Balanced Fund

Class A, C, I and R Shares

Investment Grade Convertible Fund

Class A and I Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in a Fund.

  Performance

A summary of the historical performance of a Fund in comparison to an unmanaged index, and, in some cases, the average performance of a category of mutual funds.

  Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

Balanced Fund Class A, C, I and R Shares	3

Investment Grade Convertible Fund Class A and I Shares	10

Investments	14

Risk Factors	17

Share Price	21

Dividends, Distributions, and Taxes	23

Investing with Victory

■ Choosing a Share Class	28

■ How to Buy Shares	38

■ How to Exchange Shares	43

■ How to Sell Shares	45

Organization and Management of the Funds	49

Additional Information	52

Financial Highlights

Balanced Fund	54

Investment Grade Convertible Fund	58

Appendix	60

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

  Investment Objectives

The Balanced Fund pursues its investment objective by investing in equity securities and debt securities. The Investment Grade Convertible Fund invests primarily in fixed-income securities convertible into common stock. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in each Fund's Risk/Return Summary and the "Investments" section later in the Prospectus.

Please read this Prospectus before investing in the Funds and keep it for future reference.

  Risk Factors

Each Fund invests in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. Each Fund is subject to the risks of both equity and debt securities, since both Funds are permitted to invest in both types of securities. There are other potential risks discussed later in the Prospectus.

1

Risk/Return Summary (continued)

  Who May Want to Invest in the Funds

■  Investors seeking income

■  Investors willing to accept the risk of price and dividend fluctuations

■  Investors willing to accept higher risk along with potentially higher returns

■  Long-term investors with a particular goal, like saving for retirement or a child's education

  Share Classes

Each Fund offers Class A and Class I shares. The Balanced Fund also offers Class C and Class R shares. See "Choosing a Share Class."

The following pages provide you with an overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

2

Balanced Fund

CLASS A SHARES

Cusip#: 926464876

Ticker: SBALX

CLASS C SHARES

Cusip#: 92646A104

Ticker: VBFCX

CLASS I SHARES

Cusip#: 92646A799

Ticker: VBFIX

CLASS R SHARES

Cusip#: 926464272

Ticker: VBFGX

  Investment Objective

The Fund seeks to provide income and long-term growth of capital.

  Principal Investment Strategies

The Fund pursues its investment objective by investing in equity securities and fixed income securities. The Fund may invest in any type or class of security.

Under normal circumstances, the Fund will:

■  Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock; and

■  Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Fund may invest include asset backed securities, mortgage backed securities, corporate bonds and securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

■  The Fund may invest up to 5% of its net assets in credit derivatives, including credit default swaps.

■  The Fund may invest up to 5% of its net assets in high yield debt instruments (that is, debt instruments rated below investment grade), including credit derivatives that present credit characteristics that are equivalent to those of high yield debt instruments.

3

Balanced Fund (continued)

An NRSRO is a nationally recognized statistical ratings organization, such as Standard & Poor's ("S&P"), Fitch, Inc., or Moody's Investor Service (Moody's) that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Important characteristics of the Fund's investments:

In making investment decisions involving Equity Securities, the Adviser considers:

■  The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides;

■  The financial condition of the company;

■  The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company;

■  Projected earnings estimates; and

■  The earnings growth rate of the company;

In making investment decisions involving Debt Securities, the Adviser considers:

■  Quality: The Fund primarily purchases investment-grade debt securities, but may invest up to 5% of its net assets in high yield debt securities. High yield securities are securities rated at B or higher by an NRSRO, or, if unrated, of equivalent credit quality. The Fund may invest in securities rated by more than one NRSRO ("dual-rated securities") provided that each NRSRO has rated the security B or higher. Included within this limit are credit derivatives that are considered high yield instruments.

■  Maturity: The average weighted maturity of the Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

In making investment decisions involving Preferred Stock, the Adviser considers:

■  The issuer's financial strength, including its historic and current financial condition;

■  The issuer's projected earnings, cash flow, and borrowing requirements; and

■  The issuer's continuing ability to meet its obligations.

The Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions.

There is no guarantee that the Fund will achieve its objective.

4

Balanced Fund (continued)

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults. This risk is greater for any investments in below-investment-grade-rated debt.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

■  A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

5

Balanced Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A, Class C and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  10.17% (quarter ended December 31, 1998)

Lowest  -8.98% (quarter ended September 30, 2002)

6

Balanced Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	2.83%	8.49%	5.49%
After Taxes on Distributions	-0.22%	7.41%	3.92%
After Taxes on Distributions and Sale of Fund Shares	3.13%	6.89%	3.98%
S&P 500 Index[1]	5.49%	12.83%	5.91%
Lipper Balanced Fund Index[2]	6.53%	10.33%	6.14%
CLASS C
Before Taxes	7.11%	9.98%[3]	N/A
S&P 500 Index[1]	5.49%	14.28%[3]	N/A
Lipper Balanced Fund Index[2]	6.53%	11.22%[3]	N/A
CLASS R
Before Taxes	8.50%	9.35%	4.49%[4]
S&P 500 Index[1]	5.49%	12.83%	2.15%[4]
Lipper Balanced Fund Index[2]	6.53%	10.33%	5.05%[5]

1  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

2  The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. It is not possible to invest directly in an index.

3Performance is from March 1, 2003, inception date of Class C shares.

4Performance is from December 15, 1999, inception date of Class R shares.

5Performance is from December 1, 1999.

7

Balanced Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class C	Class I	Class R
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE	NONE	NONE
Redemption or Exchange Fees	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.56%	2.28%	0.23%	0.64%
Total Fund Operating Expense[4]	1.16%	3.88%	0.83%[5]	1.74%[6]
Fee Waiver/Expense Reimbursement	0.00%	(1.88)%	0.00%	0.00%
Net Expenses	1.16%[7]	2.00%[8]	0.83%	1.74%[8]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares bought without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3The deferred sales charge is imposed on shares redeemed in the first 12 months.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class I shares for any period during which this waiver or reimbursement is in effect does not exceed 0.80%. This voluntary waiver/reimbursement may be terminated at any time.

6The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class R shares for any period during which this waiver or reimbursement is in effect do not exceed 1.60%. This voluntary waiver/reimbursement may be terminated at any time.

7Class A Shares have been restated to reflect current expenses.

8The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C shares will not exceed 2.00% until at least February 28, 2014 and those of Class R shares will not exceed 2.00% until at least February 28, 2012.

8

Balanced Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903
Class C*	$303	$627	$1,078	$3,011
Class C**	$203	$627	$1,078	$3,011
Class I	$85	$265	$460	$1,025
Class R	$177	$548	$944	$2,052

  *  If you sell your shares at the end of the period.

  **  If you do not sell your shares at the end of the period.

9

Investment Grade Convertible Fund

CLASS A SHARES

Cusip#: 926464538

Ticker: SBFCX

CLASS I SHARES

Cusip#: 92646A781

Ticker: VICIX

  Investment Objective

The Fund seeks a high level of current income together with long-term capital appreciation.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities convertible into common stock and synthetic convertible securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund may invest up to 20% of its net assets (as defined above) in un-rated or below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds." See "Risks associated with investing in below-investment-grade securities" and the Appendix.

In making investment decisions, the Adviser may consider some or all of the following characteristics of potential investments, among others: attractiveness of the underlying common stock, financial condition of the issuer including the overall credit rating (S&P or Moody's), effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given

10

Investment Grade Convertible Fund (continued)

a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults. This risk is greater for any investments in below investment grade rated debt.

■  The rate of inflation increases.

■  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. In addition, the Fund is subject to the risks related to investments in below-investment-grade debt securities.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

11

Investment Grade Convertible Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  9.05% (quarter ended December 31, 2003)

Lowest  -10.67% (quarter ended September 30, 1998)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	4.71%	8.18%	5.18%
After Taxes on Distributions	2.22%	7.14%	3.38%
After Taxes on Distributions and Sale of Fund Shares	4.72%	6.68%	3.46%
Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index[2]	6.07%	6.27%	5.13%

1  Performance data is calculated based on the current maximum sales load of 2.00%. Prior to December 31, 2002, the maximum sales load was 5.75%.

2  The Merrill Lynch Investment Grade US Convertibles Ex Mandatory Index is an unmanaged index measuring the performance of all high investment grade (rated BBB to AAA) convertible preferred and convertible bonds of all maturities, with at least $50 million issued. The issues also must be ex-mandatory in conversion character. It is not possible to invest directly in an index.

12

Investment Grade Convertible Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.49%	0.33%
Total Fund Operating Expense[3]	1.24%	1.08%[4]

1  You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2  A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares bought without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3  In addition to any voluntary fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

4  The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class I Shares for any period during which this waiver or reimbursement is in effect does not exceed 1.00%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$324	$586	$867	$1,670
Class I	$110	$343	$595	$1,317

13

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  U.S. Equity Securities.

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

  U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

  U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

  Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

14

Investments (continued)

  Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

  Asset-Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

  Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

  Convertible Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Credit Default Swaps.

A swap in which one counterparty receives a premium at pre-set intervals in consideration for guaranteeing to make a specific payment should a negative credit event take place. A negative credit event occurs for the underlying reference obligation in instances of bankruptcy, insolvency, restructuring, or failure to make payment. In the event a negative credit event occurs, the buyer receives the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. In the absence of a negative credit event, the seller receives fixed payments throughout the term of the contract. A Fund may be either the buyer or the seller in a credit default swap transaction.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

**  TVA is supported by the right of the issuer to borrow from the U.S. Treasury.

Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

15

Investments (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

16

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described below, to which the Funds are subject.

	Balanced Fund	Investment Grade Convertible Fund
Market risk and manager risk	✓	✓
Equity risk	✓	✓
Debt security risk	✓	✓
Below-investment-grade security risk	✓	✓
Mortgage-related security risk	✓
Credit default swap risk	✓

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets

17

Risk Factors (continued)

its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in debt securities:

■  Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

■  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

■  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investors Service (Moody's).

Risks associated with investing in below-investment-grade securities:

■  Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

18

Risk Factors (continued)

Risks associated with investing in mortgage-related securities:

■  Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

■  Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Additional risks associated with investing in credit default swaps:

■  If a Fund is a buyer and no negative credit event occurs, the Fund will lose its investment and recover nothing.

19

Risk Factors (continued)

■  If a Fund is a seller and a negative credit event occurs, the Fund must pay the buyer the full notional value of the reference obligation.

■  The Fund also incurs greater risk by investing in swaps than if the Fund had invested in the obligation directly.

An investment in a Fund is not a complete investment program.

20

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

21

Share Price (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

Buying A Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is

22

Share Price (continued)

disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

■  Any account with a single round trip within a 30-day period; or

■  Any account with two round trips within 90 days.

With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be may be more or less restrictive than those imposed on direct and fully disclosed accounts. The Adviser will determine whether a financial intermediary's purchase and exchange limitations are reasonably designed to detect and prevent frequent purchases and redemptions of Fund shares. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Balanced Fund declares and pays dividends monthly. The Investment Grade Convertible Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

23

Dividends, Distributions, and Taxes (continued)

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

24

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

■  An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.victoryfunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

25

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of a Fund. Not all Funds offer all classes of shares and Class R and Class I shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■   Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report

26

Investing with Victory (continued)

or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

27

Choosing a Share Class

Each Fund offers Class A and Class I shares. The Balanced Fund also offers Class C and Class R shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

CLASS A ■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge. ■ Lower annual expenses than Class C or R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ Higher expenses than Class A, I or Class R shares.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.

CLASS I
■ No front-end sales charge. All your money goes to work for you right away.
■ Class I shares are only available to certain investors.
■ Lower annual expenses than Class A, Class C and Class R shares.

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A and Class I shares.

28

Choosing a Share Class (continued)

For historical expense information, see the "financial highlights" at the end of this Prospectus.

Calculation of Sales Charges for Balanced
Fund — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund*	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above	0.00%	0.00%

*Currently, a contingent deferred sales charge ("CDSC") of 0.75% is imposed on redemptions of any such shares redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Calculation of Sales Charges for Investment Grade Convertible Fund — Class A Shares

Your Investment in the Fund*	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above	0.00%	0.00%

*Currently, a contingent deferred sales charge ("CDSC") of 0.75% is imposed on redemptions of any such shares redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

29

Choosing a Share Class (continued)

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify

30

Choosing a Share Class (continued)

for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge for Class A shares in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A Shares of a Victory

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

31

Choosing a Share Class (continued)

Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Purchases of Class A shares of the Investment Grade Convertible Fund by shareholders of the Investment Grade Convertible Fund who had previously owned Class G shares.

  i.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by Victory Capital Management.

32

Choosing a Share Class (continued)

Calculation of Sales Charges — Class C Shares

You will pay a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

33

Choosing a Share Class (continued)

■  Certain qualified retirement plans; or

■  Investors in selected fee based programs.

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. Each Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Certain qualified retirement plans;

■  IRA rollovers from such plans if a Victory Class R shares were offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

Convertibility of Class R Shares to Class A Shares

Class R shareholders may convert their Class R Shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their

34

Choosing a Share Class (continued)

customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class C and Class R shares of the Balanced Fund.

Under the Class R Distribution and Service Plan, the Balanced Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets. The fee is paid for general distribution services, for selling Class R shares of the Fund and for providing personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank

35

Choosing a Share Class (continued)

wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, Class C shares of the Balanced Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. Of this amount, 0.75% of the Fund's average daily net assets will be paid for general distribution services and for selling Class C shares of the Fund. The Fund will pay 0.25% of its average daily net assets to compensate financial institutions that provide personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the

Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Balanced Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund. This share class does not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's

36

Choosing a Share Class (continued)

affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

37

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed on p. 33. All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least and $250. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

38

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

39

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of

40

How to Buy Shares (continued)

each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Systematic Investment Plan

If you are purchasing Class A, C and R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

41

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum initial investment, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

42

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund.

All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Third party plan administrators may impose different limitations or exchange privileges, and are not responsible for monitoring or complying with exchange privileges of the Victory Funds.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange, you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

43

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

■  Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

■  Owners of Class A shares of the Investment Grade Convertible Fund that had been classified as Class G shares prior to January 17, 2003, may exchange their shares for Class R shares of any Victory Fund or for Class A shares of any Victory Fund that does not offer Class R shares without paying a sales charge.

44

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

45

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

46

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $2,500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

47

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

48

Organization and

Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

Each Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser) or its affiliates. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients.The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2007, the Adviser was paid advisory fees, after waivers, based on a percentage of the average daily net assets of each Fund as follows:

Balanced Fund	0.60%
Investment Grade Convertible Fund	0.75%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the

49

Organization and

Management of the Funds

(continued)

Funds' sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Portfolio Management

Cynthia G. Koury is the portfolio manager, Lawrence G. Babin is the lead portfolio manager of the equity investments and Craig E. Ruch is the lead portfolio manager of the fixed income investments of the Balanced Fund. Ms. Koury is a Senior Portfolio Manager and Senior Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1996. She has been a portfolio manager of the Fund since November 2004. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1982. Mr. Babin has been a portfolio manager of the Fund since December 2003. Mr. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser. He has been a portfolio manager of the Fund since November 2007 and has been associated with the Adviser or an affiliate since 2005. He is the Head of Corporate Bonds for the Adviser, and is responsible for corporate bond research, corporate bond portfolio management and trading. From February 2004 to April 2005, Mr. Ruch was a portfolio manager with Credit Suisse Asset Management, responsible for investment grade and crossover bond portfolios. From August 2003 to February 2004, Mr. Ruch was a senior high yield bond trader. Prior to August 2003, Mr. Ruch was a senior trader responsible for the telecom and utility sectors.

Richard A. Janus, James K. Kaesberg, and Amy E. Bush are the portfolio managers of the Investment Grade Convertible Fund. Mr. Janus and Mr. Kaesberg have held that position since April 1996, and Ms. Bush since January 2000. Mr. Janus is a Chief Investment Officer and Senior Managing Director of the Adviser, and has been associated with the Adviser or its affiliates since 1977. Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for the Adviser, and has been associated with the Adviser or its affiliates since 1985. Ms. Bush is

50

Organization and

Management of the Funds

(continued)

a Director of the Adviser and has been associated with the Adviser or an affiliate since 1993.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

51

Additional Information

Some additional information you should know about the Funds.

Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

52

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, located at 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

53

Financial Highlights

BALANCED FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$13.89		$12.58	$12.08	$11.24	$10.48
Investment Activities:
Net investment income	0.28		0.21	0.20	0.17	0.17
Net realized and unrealized gains on investments and swaps	1.78		1.32	0.53	0.88	0.81
Total from Investment Activities	2.06		1.53	0.73	1.05	0.98
Distributions to Shareholders:
From net investment income	(0.26)		(0.22)	(0.23)	(0.21)	(0.22)
From net realized gains on investments	(0.15)		—	—	—	—
Total Distributions	(0.41)		(0.22)	(0.23)	(0.21)	(0.22)
Net Asset Value, End of Period	$15.54		$13.89	$12.58	$12.08	$11.24
Total Return (excludes sales charge)	15.11	%(a)	12.25%	6.08%	9.37%	9.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$45,744		$121,807	$128,543	$124,494	$133,959
Ratio of expenses to average net assets	1.09%		1.18%	1.21%	1.26%	1.23%
Ratio of net investment income to average net assets	1.87%		1.55%	1.62%	1.42%	1.82%
Ratio of expenses to average net assets (b)	1.09%		1.18%	1.27%	1.30%	1.24%
Ratio of net investment income to average net assets (b)	1.87%		1.55%	1.56%	1.38%	1.81%
Portfolio turnover (c)	171%		153%	127%	134%	112%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

54

Financial Highlights

BALANCED FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class C shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

	Class C Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003(a)
Net Asset Value, Beginning of Period	$13.87		$12.56	$12.06	$11.22	$10.12
Investment Activities:
Net investment income	0.14		0.11	0.10	0.12	0.09
Net realized and unrealized gains on investments and swaps	1.77		1.31	0.53	0.88	1.10
Total from Investment Activities	1.91		1.42	0.63	1.00	1.19
Distributions to Shareholders:
From net investment income	(0.14)		(0.11)	(0.13)	(0.16)	(0.09)
From net realized gains on investments	(0.15)		—	—	—	—
Total Distributions	(0.29)		(0.11)	(0.13)	(0.16)	(0.09)
Net Asset Value, End of Period	$15.49		$13.87	$12.56	$12.06	$11.22
Total Return (excludes contingent deferred sales charge) (b)	13.95	%(c)	11.35%	5.25%	8.86%	11.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$566		$416	$415	$457	$49
Ratio of expenses to average net assets (d)	2.00%		2.00%	2.00%	1.70%	1.69%
Ratio of net investment income to average net assets (d)	0.95%		0.71%	0.85%	0.94%	1.04%
Ratio of expenses to average net assets (d) (e)	3.88%		4.06%	4.12%	4.29%	3.64%
Ratio of net investment income to average net assets (d) (e)	(0.93)%		(1.35)%	(1.27)%	(1.65)%	(0.91)%
Portfolio turnover (f)	171%		153%	127%	134%	112%

(a)  Class C Shares commenced operations March 1, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

55

Financial Highlights

BALANCED FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class R shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

	Class R Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$13.90		$12.59	$12.09	$11.25	$10.49
Investment Activities:
Net investment income	0.19		0.14	0.16	0.13	0.16
Net realized and unrealized gains on investments and swaps	1.79		1.33	0.53	0.89	0.79
Total from Investment Activities	1.98		1.47	0.69	1.02	0.95
Distributions to Shareholders:
From net investment income	(0.19)		(0.16)	(0.19)	(0.18)	(0.19)
From net realized gains on investments	(0.15)		—	—	—	—
Total Distributions	(0.34)		(0.16)	(0.19)	(0.18)	(0.19)
Net Asset Value, End of Period	$15.54		$13.90	$12.59	$12.09	$11.25
Total Return	14.48	%(a)	11.78%	5.69%	9.09%	9.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,908		$3,800	$4,166	$4,247	$4,425
Ratio of expenses to average net assets	1.60%		1.60%	1.57%	1.50%	1.50%
Ratio of net investment income to average net assets	1.35%		1.12%	1.27%	1.17%	1.48%
Ratio of expenses to average net assets (b)	1.74%		1.73%	1.77%	2.11%	2.06%
Ratio of net investment income to average net assets (b)	1.21%		0.99%	1.07%	0.56%	0.92%
Portfolio turnover (c)	171%		153%	127%	134%	112%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56

Financial Highlights

BALANCED FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past one years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.80
Investment Activities:
Net investment income	0.05
Net realized and unrealized gains on investments and swaps	0.72
Total from investment activities	0.77
Distributions to Shareholders:
From net investment income	(0.05)
Total Distributions	(0.05)
Net Asset Value, End of Period	$15.52
Total Return (b)	5.22%
Ratios/Supplemental Data:
Net Assets at end of period (000's)	$87,385
Ratio of expenses to average net assets (c)	0.80%
Ratio of net investment income to average net assets (c)	2.13%
Ratio of expenses to average net assets (c) (d)	0.83%
Ratio of net investment income to average net assets (c) (d)	2.10%
Portfolio turnover rate (e)	171%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

57

Financial Highlights

INVESTMENT GRADE
CONVERTIBLE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund "(formerly known as the Convertible Fund)," are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$13.33		$12.39	$11.96	$11.48	$10.04
Investment Activities:
Net investment income	0.30		0.13	0.20	0.25	0.32
Net realized and unrealized gains on investments	1.47		0.98	0.41	0.49	1.45
Total from Investment Activities	1.77		1.11	0.61	0.74	1.77
Distributions to Shareholders:
From net investment income	(0.09)		(0.17)	(0.18)	(0.26)	(0.33)
From net realized gains on investments	(0.31)		—	—	—	—
Total Distributions	(0.40)		(0.17)	(0.18)	(0.26)	(0.33)
Net Asset Value, End of Period	$14.70		$13.33	$12.39	$11.96	$11.48
Total return (Excludes sales charge)	13.61	%(a)	9.04%	5.15%	6.42%	17.89%
Ratios/Supplemental Data:
Net assets at end of period (000)	$51,413		$62,237	$63,571	$68,448	$94,496
Ratio of expenses to average net assets	1.24%		1.36%	1.37%	1.34%	1.35%
Ratio of net investment income to average net assets	1.69%		1.02%	1.60%	2.10%	2.98%
Ratio of expenses to average net assets (b)	1.24%		1.36%	1.40%	1.34%	1.35%
Ratio of net investment income to average net assets (b)	1.69%		1.02%	1.57%	2.10%	2.98%
Portfolio turnover (c)	44%		49%	44%	52%	59%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58

Financial Highlights

INVESTMENT GRADE
CONVERTIBLE FUND (continued)

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past one years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class I shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund "(formerly known as the Convertible Fund)," are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectuses & Financial Reports.

Class I Shares
Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.08
Investment Activities:
Net investment income	0.04
Net realized and unrealized gains on investments	0.59
Total from investment activities	0.63
Distributions to Shareholders:
From net investment income	(0.02)
Total Distributions	(0.02)
Net Asset Value, End of Period	$14.69
Total Return (b)	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000's)	$12,727
Ratio of expenses to average net assets (c)	1.00%
Ratio of net investment income to average net assets (c)	1.84%
Ratio of expenses to average net assets (c) (d)	1.08%
Ratio of net investment income to average net assets (c) (d)	1.76%
Portfolio turnover rate (e)	44%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

59

Appendix  Below-investment-grade Securities

Below-investment-grade debt securities are sometimes referred to as "junk bonds." Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Investment Grade Convertible Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security.

The Investment Grade Convertible Fund may invest up to 20% of its "net assets" (as defined in the Fund's Risk/Return Summary) in securities rated Ba, B, Caa, or lower by Moody's and BB, B, CCC, or lower by S&P. The Fund also may purchase unrated securities with similar characteristics. Generally, the Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless the Adviser believes that the positive qualities of the security justify the potential risk.

The following summarizes the characteristics of some of the below-investment-grade ratings of Moody's and S&P:

Moody's:

Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

Caa-rated securities are of "poor standing." These securities may be in default or "there may be present

60

Appendix (continued)

elements of danger" with respect to principal or interest.

Ca-rated securities "are speculative in a high degree."

S&P:

BB-rated securities and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

CCC-rated securities have a "currently identifiable vulnerability to default."

CC-rated securities may be used to cover a situation where "a Bankruptcy petition has been filed, but debt service payments are continued."

See the SAI for more information about ratings.

61

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62

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-HYBD-PRO (3/08)

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Funds

Federal Money
Market Fund

Investor and Select Shares

Institutional Money Market Fund

Investor and Select Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in a Fund.

  Performance

A summary of the historical performance of a Fund.

  Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

Federal Money Market Fund Investor and Select Shares	3

Institutional Money Market Fund Investor and Select Shares	8

Investments	13

Risk Factors	16

Share Price	17

Dividends, Distributions, and Taxes	18

Investing with Victory

■ How to Buy Shares	25

■ How to Exchange Shares	29

■ How to Sell Shares	31

Organization and Management of the Funds	35

Additional Information	36

Financial Highlights

Federal Money Market Fund	38

Institutional Money Market Fund	40

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

  Investment Objectives

Each Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. Each Fund has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the information in each Fund's Risk/Return Summary and the "Investments" section later in the Prospectus.

  Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

■  The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

■  A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

1

Risk/Return Summary (continued)

  Who May Want to Invest in the Funds

■  Investors seeking relative safety and easy access to investments

■  Investors with a low risk tolerance

■  Investors seeking preservation of capital

■  Investors willing to accept lower potential returns in return for safety

■  Investors seeking the ability to convert their investment to cash quickly

  Fees and Expenses

The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Funds offers two classes of shares: Investor Shares and Select Shares.

The following pages provide you with separate overviews of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

2

Federal Money Market Fund

INVESTOR SHARES

Cusip#: 926464520

Ticker: SBFXX

SELECT SHARES

Cusip#: 926464512

Ticker: SBSXX

  Investment Objective

The investment objective of the Fund is to provide high current income to the extent consistent with preservation of capital.

  Principal Investment Strategies

The Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund also can invest in repurchase agreements collateralized by these securities.

Under normal circumstances, the Fund invests in:

■  Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

■  Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Tennessee Valley Authority (TVA), Resolution Funding Corporation (REFCORP) and Federal Agricultural Mortgage Association (FAMC).

■  Repurchase agreements collateralized by any of the above securities.

3

Federal Money Market Fund (continued)

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in these instruments. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

4

Federal Money Market Fund (continued)

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Federal Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Investor Shares

Highest   1.59% (quarter ended December 31, 2000)

Lowest   0.19% (quarter ended September 30, 2003,
December 31, 2003 and March 31, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	10 Years (or Life of Fund)
Investor Shares	4.85%	2.87%	3.61%
Select Shares	4.59%	2.60%	3.31%[1]

1Performance is from March 23, 1998, inception date of Select Shares.

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

6

Federal Money Market Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Investor Shares	Select Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.17%	0.42%
Total Fund Operating Expenses[2]	0.42%	0.67%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$43	$135	$235	$530
Select Shares	$68	$214	$373	$835

7

Institutional Money Market Fund

INVESTOR SHARES

Cusip#: 926464785

Ticker: VICXX

SELECT SHARES

Cusip#: 926464777

Ticker: VISXX

  Investment Objective

The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

  Principal Investment Strategies

The Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

Under normal circumstances, the Fund primarily invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  Securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by certain U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

8

Institutional Money Market Fund (continued)

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's, Fitch, Inc., or Moody's Investors Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

9

Institutional Money Market Fund (continued)

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The volatility of the credit markets experienced in recent period may negatively affect the value and liquidity of the high-quality securities of certain issuers, including special investment vehicles, that the Fund may hold. The Adviser continuously monitors the Fund's portfolio for the affects of volatility.

10

Institutional Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Investor Shares

Highest  1.62% (quarter ended September 30, 2000)

Lowest  0.20% (quarters ended September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Investor Shares	4.99%	2.95%	3.72%
Select Shares	4.72%	2.69%	3.45%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

11

Institutional Money Market Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Investor Shares	Select Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.17%	0.42%
Total Fund Operating Expenses[2]	0.37%	0.62%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$38	$119	$208	$468
Select Shares	$63	$199	$346	$774

12

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  Bankers' Acceptances.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.

  Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

  Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

  Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

  Short-Term Corporate Obligations.

Bonds issued by corporations and other business organizations to finance their short-term credit needs.

  Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

  Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

  U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

13

Investments (continued)

  Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

■  U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;

■  Non-U.S. Government. Secured by non-government entities.

  Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

  U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and "wholly owned Government corporations."

  When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

  Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.

F  Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

**  TVA is supported by the right of the issuer to borrow from the U.S. Treasury.

F  Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

14

Investments (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

15

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

Each Fund is subject to the principal risks described below.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in debt securities:

■  Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

■  Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.

■  Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner.

■  Interest rate risk. If interest rates rapidly rise, the decline in value could cause the share price to decline below $1.00 and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

Repurchase agreement risk:

■  If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.

An investment in a Fund is not a complete investment program.

16

Share Price

Each Fund usually calculates its share price, called its "net asset value" (NAV), each business day at 5:00 p.m. Eastern Time. You may buy, exchange and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange (NYSE), and the bond market are open. Either Fund may calculate its NAV earlier than 5:00 p.m. Eastern Time, however, if the Bond Market Association (BMA) recommends that government securities dealers close before 5:00 p.m. (the Alternative Closing Time).

On any business day when the BMA recommends that the securities markets close before 5:00 p.m., each Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found daily at www.VictoryConnect.com and once a week in The Wall Street Journal and other newspapers.

Market Timing

The Victory Funds generally discourage frequent purchases and redemptions of Fund shares ("market timing"). The Victory Funds' Board of Trustees has adopted a policy to identify and deter market timing activity in the Victory Equity and Fixed-Income Funds. Because many investors acquire shares of money market funds as short-term investments, however, this policy does not apply to investments in shares of the Victory Money Market Funds. Nevertheless, you should review the prospectus of any Victory Equity or Fixed-Income Fund into which you are considering an exchange for information about that Fund's market timing policy. In addition, if it is determined that an investor has engaged in market timing activity with respect to a Victory Equity or Fixed-Income Fund, the investor will be barred from purchasing additional shares of any Victory Money Market Fund.

17

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

18

Dividends, Distributions, and Taxes (continued)

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

19

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

■  Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

■  An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  A Fund may provide estimated capital gain distribution information through its website at www.victoryfunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

20

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

■  Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

21

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and

22

Investing with Victory (continued)

other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account features and services may differ for accounts not held directly with the Fund. Check with your Investment Professional.

Shareholder Servicing Plan

Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Select Shares of the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of this class. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

For historical expense information, see the financial highlights at the end of this Prospectus.

Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Investor and Select Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and serviceproviders, for distribution, administrative and/or shareholder servicing activities, out of its own

23

Investing with Victory (continued)

resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

24

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $1,000,000. The minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from a Fund and your investment is received in good order and accepted by the earlier of 5:00 p.m. Eastern Time or the Alternative Closing Time, your purchase will be processed on the same day.

Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund.

Make your check payable to: The Victory Funds

When you buy shares of a Fund, your cost will normally be $1.00 per share.

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

Keep these addresses handy for purchases, exchanges, or redemptions.

25

How to Buy Shares (continued)

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

26

How to Buy Shares (continued)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund or new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

27

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

28

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received in good order and accepted by 5:00 p.m. Eastern Time or the Alternative Closing Time (if applicable), your exchange will be processed the same day.

You can exchange shares of a fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

29

How to Exchange Shares (continued)

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

■  A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

30

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 5:00 p.m. Eastern Time, the Alternative Closing Time (if applicable), or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via the Automated Clearing House (ACH) to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is

31

How to Sell Shares (continued)

required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 5:00 p.m. Eastern Time or the Alternative Closing Time (if applicable), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 5:00 p.m. Eastern Time or the Alternative Closing Time (if applicable). It will be transferred by ACH as long as the transfer is to a domestic bank.

  CHECK WRITING
(Federal Money Market Fund only)

Shareholders of the Federal Money Market Fund may sell their Fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. Shares continue to earn daily dividends until checks are presented for payment. You may not close your account by writing a check. You should call the Fund for a complete redemption.

32

How to Sell Shares (continued)

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.

If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an

33

How to Sell Shares (continued)

emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect the Fund's shareholders.

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

34

Organization and

Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

Each Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2007, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund, as shown in the following table:

Federal Money Market Fund	0.25%
Institutional Money Market Fund	0.20%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the Funds' sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

35

Some additional information you should know about the Funds.

Additional Information

Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section in the Prospectus for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

36

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

37

Financial Highlights

FEDERAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Investor shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Investor Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.050		0.044	0.025	0.009	0.010
Net realized gains (losses) on investments	—	(a)	— (a)	— (a)	—	—
Total from Investment Activities	0.050		0.044	0.025	0.009	0.010
Distributions to shareholders:
From net investment income	(0.050)		(0.044)	(0.025)	(0.009)	(0.010)
Total Distributions	(0.050)		(0.044)	(0.025)	(0.009)	(0.010)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	5.07	%(b)	4.45%	2.48%	0.92%	0.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,356,283		$1,142,994	$1,187,123	$994,342	$1,052,414
Ratio of expenses to average net assets	0.42%		0.43%	0.41%	0.35%	0.34%
Ratio of net investment income to average net assets	4.86%		4.35%	2.51%	0.92%	0.97%
Ratio of expenses to average net assets (c)	0.42%		0.43%	0.48%	0.44%	0.43%
Ratio of net investment income to average net assets (c)	4.86%		4.35%	2.44%	0.83%	0.88%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

38

Financial Highlights

FEDERAL MONEY MARKET FUND (continued)

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Select shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Select Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.047		0.041	0.022	0.007	0.007
Net realized gains (losses) on investments	—	(a)	— (a)	— (a)	—	—
Total from Investment Activities	0.047		0.041	0.022	0.007	0.007
Distributions to shareholders:
From net investment income	(0.047)		(0.041)	(0.022)	(0.007)	(0.007)
Total Distributions	(0.047)		(0.041)	(0.022)	(0.007)	(0.007)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	4.81	%(b)	4.18%	2.20%	0.67%	0.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$497,207		$454,105	$340,625	$509,721	$567,573
Ratio of expenses to average net assets	0.67%		0.69%	0.67%	0.60%	0.59%
Ratio of net investment income to average net assets	4.61%		4.14%	2.12%	0.66%	0.72%
Ratio of expenses to average net assets (c)	0.67%		0.69%	0.75%	0.69%	0.68%
Ratio of net investment income to average net assets (c)	4.61%		4.14%	2.04%	0.57%	0.63%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

39

Financial Highlights

INSTITUTIONAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Investor shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Investor Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.051		0.044	0.026	0.009	0.010
Net realized gains (losses) on investments	—	(a)	—	— (a)	—	—
Total from Investment Activities	0.051		0.044	0.026	0.009	0.010
Distributions to shareholders:
From net investment income	(0.051)		(0.044)	(0.026)	(0.009)	(0.010)
Total Distributions	(0.051)		(0.044)	(0.026)	(0.009)	(0.010)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	5.18	%(b)	4.54%	2.58%	0.95%	1.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,636,897		$1,352,595	$1,247,290	$1,368,821	$1,239,415
Ratio of expenses to average net assets	0.37%		0.38%	0.37%	0.35%	0.32%
Ratio of net investment income to average net assets	4.97%		4.45%	2.53%	0.95%	1.02%
Ratio of expenses to average net assets (c)	0.37%		0.38%	0.41%	0.39%	0.37%
Ratio of net investment income to average net assets (c)	4.97%		4.45%	2.49%	0.91%	0.97%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

40

Financial Highlights

INSTITUTIONAL MONEY MARKET FUND (continued)

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Select shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.

	Select Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.048		0.042	0.023	0.007	0.008
Net realized gains (losses) on investments	—	(a)	—	— (a)	—	—
Total from Investment Activities	0.048		0.042	0.023	0.007	0.008
Distributions to shareholders:
From net investment income	(0.048)		(0.042)	(0.023)	(0.007)	(0.008)
Total Distributions	(0.048)		(0.042)	(0.023)	(0.007)	(0.008)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000
Total Return	4.91	%(b)	4.28%	2.32%	0.69%	0.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$186,524		$157,785	$146,105	$132,775	$207,046
Ratio of expenses to average net assets	0.62%		0.63%	0.62%	0.60%	0.56%
Ratio of net investment income to average net assets	4.70%		4.24%	2.29%	0.65%	0.77%
Ratio of expenses to average net assets (c)	0.62%		0.63%	0.66%	0.64%	0.61%
Ratio of net investment income to average net assets (c)	4.70%		4.24%	2.25%	0.61%	0.72%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

41

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42

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43

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44

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Funds' investments.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-551-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-FIMMF-PRO (3/08)

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Funds

Prime Obligations Fund

Class A Shares

Financial Reserves Fund

Class A Shares

Government
Reserves Fund

Trust Shares and Select Shares

Tax-Free
Money Market Fund

Class A Shares

Ohio Municipal
Money Market Fund

Class A Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in a Fund.

  Performance

A summary of the historical performance of a Fund.

  Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses

Prime Obligations Fund Class A Shares	3

Financial Reserves Fund Class A Shares	7

Government Reserves Fund Trust Shares And Select Shares	11

Tax-Free Money Market Fund Class A Shares	15

Ohio Municipal Money Market Fund Class A Shares	19

Investments	23

Risk Factors	27

Share Price	29

Dividends, Distributions, and Taxes	30

Investing with Victory

■ How to Buy Shares	37

■ How to Exchange Shares	42

■ How to Sell Shares	44

Organization and Management of the Funds	48

Additional Information	50

Financial Highlights

Prime Obligations Fund	52

Financial Reserves Fund	53

Government Reserves Fund	54

Tax-Free Money Market Fund	56

Ohio Municipal Money Market Fund	57

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

  Investment Objectives

Each Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. Each Fund has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the information in each Fund's Risk/Return Summary and the "Investments" section later in the Prospectus.

  Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

■  The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

■  A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

1

Risk/Return Summary (continued)

  Who May Want to Invest in the Funds

■  Investors seeking relative safety and easy access to investments

■  Investors with a low risk tolerance

■  Investors seeking preservation of capital

■  Investors willing to accept lower potential returns in return for safety

■  Investors seeking the ability to convert their investment to cash quickly

  Fees and Expenses

No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Government Reserves Fund offers two classes of shares: Trust Shares and Select Shares. Each other Fund offers Class A Shares.

The following pages provide you with separate overviews of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

2

Prime Obligations Fund

CLASS A SHARES

Cusip#: 926464108

Ticker: SPOXX

  Investment Objective

The Fund seeks to provide current income consistent with liquidity and stability of principal.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Fund invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  U.S. government securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated

3

Prime Obligations Fund (continued)

by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The volatility of the credit markets experienced in recent period may negatively affect the value and liquidity of the high-quality securities of certain issuers, including special investment vehicles, that the Fund may hold. The Adviser continuously monitors the Fund's portfolio for the affects of volatility.

4

Prime Obligations Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  1.50% (quarters ended September 30, 2000 and December 31, 2000)

Lowest  0.08% (quarters ended March 31, 2004 and June 30, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A	4.58%	2.51%	3.25%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

5

Prime Obligations Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption or Exchange Fees	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.42%
Total Fund Operating Expenses[2]	0.77%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$79	$246	$428	$954

6

Financial Reserves Fund

CLASS A SHARES

Cusip#: 926464678

Ticker: FNRXX

Note: This Fund is only available to certain financial institutions. See "How to Buy Shares."

  Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Fund invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  U.S. government securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated

7

Financial Reserves Fund (continued)

by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

8

Financial Reserves Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  1.52% (quarter ended September 30, 2000 and December 31, 2000)

Lowest  0.10% (quarter ended March 31, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A	4.68%	2.61%	3.36%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

9

Financial Reserves Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption or Exchange Fees	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.17%
Total Fund Operating Expenses[3]	0.67%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2Although the Fund has a Shareholder Servicing Plan that imposes an annual fee of 0.25%, the Fund has no intention of paying such fee.

3In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$68	$214	$373	$835

10

Government Reserves Fund

TRUST SHARES

Cusip#: 926464181

Ticker: VGGXX

SELECT SHARES

Cusip#: 926464363

Ticker: GMUXX

  Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  Principal Investment Strategies

The Fund pursues its investment objective by investing only in certain securities issued by the U.S. government, its agencies and/or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these obligations of U.S. government instrumentalities. The Fund plans, as much as possible, to invest in securities whose interest payments are exempt from state and local taxes.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in the instruments described above. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of

11

Government Reserves Fund (continued)

Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00.

■  An agency or instrumentality defaults on its obligation and the U.S. government does not provide financial support. The Fund may be more seriously affected by such an event because it may concentrate its investments in the obligations of a small number of instrumentalities.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

12

Government Reserves Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Select Shares

Highest/lowest quarterly results during this time period were:

Highest  1.48% (quarter ended December 31, 2000)

Lowest  0.07% (quarter ended September 30, 2003, December 31, 2003 and June 30, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
SELECT SHARES	4.38%	2.37%	3.14%
TRUST SHARES	4.63%	2.63%	2.40%[1]

1Performance is from October 15, 2001, inception date of Trust Shares.

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

13

Government Reserves Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Trust Shares	Select Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE	NONE
Redemption or Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.17%	0.42%
Total Fund Operating Expenses[2]	0.57%	0.82%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Shares	$58	$183	$318	$714
Select Shares	$84	$262	$455	$1,014

14

Tax-Free Money Market Fund

CLASS A SHARES

Cusip#: 926464306

Ticker: STOXX

  Investment Objective

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

  Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions.

Under normal circumstances, the Fund invests in:

■  Short-term municipal obligations such as commercial paper, notes, and bonds.

■  Tax, revenue, and bond anticipation notes.

■  Variable rate demand notes and municipal bonds, and participation interests in any of these obligations.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term instruments, the interest on which is exempt from federal income tax (including the alternative minimum tax). The Fund will not change this policy except with shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs* or in the highest short-term category if rated

15

Tax-Free Money Market Fund (continued)

by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A municipality or instrumentality defaults on its obligation or its securities are downgraded.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments guaranteed by banks to decline.

■  Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

16

Tax-Free Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  0.92% (quarter ended December 31, 2000)

Lowest  0.05% (quarter ended September 30, 2003)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A	2.95%	1.65%	2.02%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

17

Tax-Free Money Market Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption or Exchange Fees	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.42%
Total Fund Operating Expenses[2]	0.77%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$79	$246	$428	$954

18

Ohio Municipal Money Market Fund

CLASS A SHARES

Cusip#: 926464769

Ticker: AOHXX

  Investment Objective

The Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

  Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term municipal securities.

Under normal circumstances, the Fund invests in:

■  Short-term municipal obligations, such as commercial paper, notes, and bonds.

■  Tax, revenue, and bond anticipation notes.

■  Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

Under normal circumstances, the Fund will invest its assets in short-term instruments so that at least 80% of the income it distributes will be exempt from federal regular income tax and Ohio state income tax. (Federal regular income tax does not include the individual or corporate federal alternative minimum tax.) The Fund will not change this policy except with shareholder approval. The Fund expects to invest substantially all of its assets in these instruments.

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality.

19

Ohio Municipal Money Market Fund (continued)

The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

  Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A municipality or instrumentality defaults on its obligation or its securities are downgraded.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  There is a significant decline in the value of an investment.

■  Adverse events affecting the banking industry cause the value of Fund's investments guaranteed by banks to decline.

■  Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

20

Ohio Municipal Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  0.89% (quarter ended December 31, 2000)

Lowest  0.02% (quarter ended September 30, 2003)

Average Annual Total Returns (For the Periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A	2.85%	1.54%	1.92%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.

21

Ohio Municipal Money Market Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption or Exchange Fees	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.45%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.42%
Total Fund Operating Expenses[2]	0.87%

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$89	$278	$482	$1,073

22

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

The Funds may invest in the following types of securities:

  Bankers' Acceptances.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.

  Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

  Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

  Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

  Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

  Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

  General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

  Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.

23

Investments (continued)

  Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

  U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

  Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

  Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

  Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

  Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.

  U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

  When-Issued and
Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

24

Investments (continued)

  Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.

  Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

  Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

F Variable & Floating
Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

F Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

**  TVA is supported by the right of the issuer to borrow from the U.S. Treasury.

F  Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

25

Investments (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

26

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

Except as noted, each Fund is subject to the principal risks described below.

General risks:

■  Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

■  Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

■  Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.

■  Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner. Credit risk is measured by NRSROs such as S&P, Fitch, Inc., or Moody's.

■  Interest rate risk. If interest rates rapidly rise, the decline in value of portfolio securities could cause the share price to decline below $1.00, and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

Repurchase agreement risk:

■  If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

27

Risk Factors (continued)

Risks associated with investing in municipal debt securities

(Tax-Free Money Market Fund and Ohio Municipal Money Market Fund only):

■  Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Concentration risks

(Ohio Municipal Money Market Fund only):

■  Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

An investment in a Fund is not a complete investment program.

28

Share Price

The Ohio Municipal Money Market Fund and the Government Reserves Fund each normally calculates its share price, called the "net asset value" (NAV), each business day at 12:00 p.m. Eastern Time. Each other Fund normally calculates its NAV each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange, Inc. (NYSE), and the bond market are open.

Either the Ohio Municipal Money Market Fund or the Government Reserves Fund may calculate its NAV earlier than 12:00 p.m. Eastern Time, however, if the Bond Market Association (BMA) recommends that government securities dealers close before 12:00 p.m. (the Alternative Closing Time). Each other Fund may calculate its NAV earlier than 12:00 p.m. Eastern Time, however, if the BMA recommends that government securities dealers close before 2:00 p.m. (the Alternative Closing Time).

On any business day when the BMA recommends that the securities markets close early, each Fund reserves the right to refuse any purchase or redemption order received after the BMA recommended Alternative Closing Time.

If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found daily at www.VictoryConnect.com and once a week in The Wall Street Journal or other newspapers, or media outlets.

29

Share Price (continued)

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

Market Timing

The Victory Funds generally discourage frequent purchases and redemptions of Fund shares ("market timing"). The Victory Funds' Board of Trustees has adopted a policy to identify and deter market timing activity in the Victory Equity and Fixed-Income Funds. Because many investors acquire shares of money market funds as short-term investments, however, this policy does not apply to investments in shares of the Victory Money Market Funds. Nevertheless, you should review the prospectus of any Victory Equity or Fixed-Income Fund into which you are considering an exchange for information about that Fund's market timing policy. In addition, if it is determined that an investor has engaged in market timing activity with respect to a Victory Equity or Fixed-Income Fund, the investor will be barred from purchasing additional shares of any Victory Money Market Fund.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.

30

Dividends, Distributions, and Taxes (continued)

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

31

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

■  Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

■  Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which generally are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

32

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.victoryconnect.com.

33

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and

34

Investing with Victory (continued)

other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Shareholder Servicing Plan

The following Funds have adopted a Shareholder Servicing Plan:

■  Prime Obligations Fund, Class A Shares

■  Financial Reserves Fund, Class A Shares

■  Government Reserves Fund, Select Shares

■  Tax-Free Money Market Fund, Class A Shares

■  Ohio Municipal Money Market Fund, Class A Shares

Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, each such Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. These Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. These Funds may pay a servicing fee to broker-dealers and others who sponsor

Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

35

Investing with Victory (continued)

For historical expense information, see the financial highlights at the end of this Prospectus.

"no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Class A Shares of the Financial Reserves Fund and the Ohio Municipal Money Market Fund and Trust Shares and Select Shares of the Government Reserves Fund. These share classes do not make any payments under this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

36

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account for Class A or Select Shares of a Fund, except for the Financial Reserves Fund, is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. These minimums do not apply to shares purchased through cash sweep programs or Victory Simple IRAs, and may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from a Fund and your investment is received in good order and accepted by the eariler of 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Government Reserves Fund or the Ohio Municipal Money Market Fund), or the Alternative Closing Time, your purchase order will be processed the same day. On days on which a Fund establishes an Alternative Closing Time, your purchase order will not be processed if received after the Alternative Closing Time.

The Financial Reserves Fund is only available to certain financial institutions that meet minimum investment requirements and have trust or advisory accounts set up through KeyBank or its affiliates. The Government Reserves Fund offers Trust Shares in addition to Select Shares. Trust Shares are available to accounts for which KeyBank (or its affiliates), as a fiduciary, has sole or shared investment responsibility.

When you buy shares of a Fund, your cost will normally be $1.00 per share.

When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

37

How to Buy Shares (continued)

Keep these addresses handy for purchases, exchanges, or redemptions.

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o CITI TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

38

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account

39

How to Buy Shares (continued)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

40

How to Buy Shares (continued)

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, Funds that pay tax-free dividends are not appropriate investments for retirement accounts.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $2,500 ($1,000 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

41

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Select Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by the earlier of the Alternative Closing Time, or 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time with respect to the Government Reserves Fund or the Ohio Municipal Money Market Fund), your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the Alternative Closing Time.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

42

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

■  A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

43

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by the earlier of the Alternative Closing Time (if applicable) or 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Government Reserves Fund and the Ohio Municipal Money Market Fund), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via the Automated Clearing House (ACH) to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

44

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Government Reserves Fund and the Ohio Municipal Money Market Fund), or the Alternative Closing Time (if applicable), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Government Reserves Fund and the Ohio Municipal Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.

45

How to Sell Shares (continued)

  CHECK WRITING

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:

■  Prime Obligations Fund

■  Government Reserves Fund (Select Shares only)

■  Tax-Free Money Market Fund

■  Ohio Municipal Money Market Fund

In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption. Please call 800-539-FUND to request a signature card or download the form by clicking on "Access Accounts, Victory Funds, General Forms" on www.VictoryConnect.com. A signature card is also included as part of the Account Application.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask

46

How to Sell Shares (continued)

you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect the Fund's shareholders.

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

47

Organization and

Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

Each Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2007, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund, as shown in the following table:

Prime Obligations Fund	0.35%
Financial Reserves Fund	0.50%
Government Reserves Fund	0.40%
Tax-Free Money Market Fund	0.35%
Ohio Municipal Money Market Fund	0.45%

A discussion of the Boards considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus

48

Organization and

Management of the Funds

(continued)

0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the Funds' sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

49

Additional Information

Some additional information you should know about the Funds.

Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section in the Prospectus for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

50

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 , serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

51

Financial Highlights

PRIME
OBLIGATIONS FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.047	0.040	0.021	0.005	0.006
Net realized gains/losses from investments	—	—	—	—	—
Distributions from net investment income	(0.047)	(0.040)	(0.021)	(0.005)	(0.006)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (a)	4.77%	4.12%	2.13%	0.49%	0.56%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$987,738	$991,096	$1,013,961	$1,266,260	$1,632,174
Ratio of expenses to average net assets	0.77%	0.79%	0.81%	0.81%	0.79%
Ratio of net investment income to average net assets	4.58%	4.03%	2.08%	0.48%	0.57%
Ratio of expenses to average net assets (b)	0.77%	0.79%	0.83%	0.81%	0.79%
Ratio of net investment income to average net assets (b)	4.58%	4.03%	2.06%	0.48%	0.57%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

52

Financial Highlights

FINANCIAL
RESERVES FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.048	0.041	0.022	0.006	0.007
Net realized gains/losses from investments	—	— (c)	—	—	—
Distributions from net investment income	(0.048)	(0.041)	(0.022)	(0.006)	(0.007)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (a)	4.86%	4.22%	2.23%	0.60%	0.67%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$583,842	$460,955	$481,934	$479,335	$533,613
Ratio of expenses to average net assets	0.67%	0.69%	0.71%	0.70%	0.69%
Ratio of net investment income to average net assets	4.66%	4.13%	2.19%	0.59%	0.67%
Ratio of expenses to average net assets (b)	0.67%	0.69%	0.73%	0.70%	0.69%
Ratio of net investment income to average net assets (b)	4.66%	4.13%	2.17%	0.59%	0.67%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

53

Financial Highlights

GOVERNMENT
RESERVES FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Trust shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund "(formerly known as Gradison Government Reserves Fund"), are included in the Fund's annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.

	Trust Shares
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.047	0.041	0.022	0.007	0.008
Net realized gains/losses from investments	— (c)	— (c)	— (c)	—	—
Distributions from net investment income	(0.047)	(0.041)	(0.022)	(0.007)	(0.008)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (a)	4.84%	4.21%	2.22%	0.70%	0.76%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$213,467	$180,866	$190,104	$216,128	$260,102
Ratio of expenses to average net assets	0.57%	0.58%	0.58%	0.55%	0.53%
Ratio of net investment income to average net assets	4.63%	4.13%	2.21%	0.68%	0.75%
Ratio of expenses to average net assets (b)	0.57%	0.58%	0.62%	0.58%	0.57%
Ratio of net investment income to average net assets (b)	4.63%	4.13%	2.17%	0.65%	0.71%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

54

Financial Highlights

GOVERNMENT RESERVES
FUND (continued)

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Select shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.

	Select Shares
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.045	0.039	0.019	0.004	0.005
Net realized gains/losses from investments	— (c)	— (c)	— (c)	—	—
Distributions from net investment income	(0.045)	(0.039)	(0.019)	(0.004)	(0.005)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (a)	4.58%	3.95%	1.94%	0.43%	0.50%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$737,578	$1,250,288	$1,383,010	$2,744,971	$3,243,650
Ratio of expenses to average net assets	0.82%	0.84%	0.85%	0.81%	0.79%
Ratio of net investment income to average net assets	4.39%	3.85%	1.80%	0.41%	0.50%
Ratio of expenses to average net assets (b)	0.82%	0.84%	0.89%	0.85%	0.83%
Ratio of net investment income to average net assets (b)	4.39%	3.85%	1.76%	0.38%	0.46%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

55

Financial Highlights

TAX-FREE MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.030	0.026	0.014	0.004	0.004
Net realized gains/losses from investments	— (c)	— (c)	—	—	—
Distributions from net investment income	(0.030)	(0.026)	(0.014)	(0.004)	(0.004)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (a)	3.07%	2.61%	1.44%	0.39%	0.43%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$362,330	$426,065	$448,410	$598,662	$621,011
Ratio of expenses to average net assets	0.77%	0.79%	0.82%	0.81%	0.79%
Ratio of net investment income to average net assets	2.94%	2.57%	1.39%	0.38%	0.43%
Ratio of expenses to average net assets (b)	0.77%	0.79%	0.84%	0.81%	0.79%
Ratio of net investment income to average net assets (b)	2.94%	2.57%	1.37%	0.38%	0.43%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

56

Financial Highlights

OHIO MUNICIPAL MONEY MARKET FUND

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.029	0.025	0.013	0.003	0.003
Net realized gains/losses from investments	—	— (c)	— (c)	—	—
Distributions from net investment income	(0.029)	(0.025)	(0.013)	(0.003)	(0.003)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (a)	2.96%	2.49%	1.35%	0.28%	0.29%
Ratios/Supplemental Data:
Net Assets, end of period (000)	$334,090	$488,431	$543,425	$558,066	$688,379
Ratio of expenses to average net assets	0.87%	0.89%	0.89%	0.91%	0.93%
Ratio of net investment income to average net assets	2.83%	2.46%	1.33%	0.27%	0.30%
Ratio of expenses to average net assets (b)	0.87%	0.89%	0.94%	0.96%	0.93%
Ratio of net investment income to average net assets (b)	2.83%	2.46%	1.28%	0.23%	0.30%

(a)  During the year ended October 31, 2007, Victory Capital Management "VCM" paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

57

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58

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59

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60

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Funds' investments.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-MMMF-PRO (3/08)

Prospectus

March 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Tax-Exempt
Fixed Income Funds

National Municipal
Bond Fund

Class A Shares

Ohio Municipal
Bond Fund

Class A Shares

www.VictoryConnect.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Key to Fund Information

  Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.

  Risk Factors

The risks you may assume as an investor in a Fund.

  Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.

  Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

•  Not insured by the Federal Deposit Insurance Corporation ("FDIC");

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association ("KeyBank"), any of its affiliates, or any other bank;

•  Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary	1

An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.

National Municipal Bond Fund Class A Shares	3

Ohio Municipal Bond Fund Class A Shares	8

Investments	13

Risk Factors	15

Share Price	19

Dividends, Distributions, and Taxes	22

Investing with Victory

■ Investing in Class A Shares	27

■ How to Buy Shares	32

■ How to Exchange Shares	37

■ How to Sell Shares	39

Organization and Management of the Funds	43

Additional Information	45

Financial Highlights

National Municipal Bond Fund	47

Ohio Municipal Bond Fund	48

The securities described in this Prospectus and the Statement of Additional Information ("SAI") are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.

  Investment Objectives

Each Fund pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.

  Risk Factors

The Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed later in the Prospectus.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Risk/Return Summary (continued)

  Who May Want to Invest in the Funds

■  Investors in higher tax brackets seeking tax-exempt income

■  Investors seeking income over the long term

■  Investors with moderate risk tolerance

■  Investors seeking higher potential returns than are provided by money market funds

■  Investors willing to accept price and dividend fluctuations

  Share Classes

Each Fund offers Class A shares. See "Investing in Class A Shares."

The following pages provide you with an overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

2

National Municipal Bond Fund

CLASS A SHARES

Cusip#: 926464728

Ticker: VNMAX

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

  Investment Objective

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of various states or municipalities, the interest on which is exempt from federal income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

■  Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch, Inc. (Fitch), Moody's Investors Service (Moody's), or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The average effective maturity of the Fund generally will range from 3 to 12 years. Under certain market

3

National Municipal Bond Fund (continued)

conditions, the Fund's portfolio manager may go outside these boundaries.

In making investment decisions, the Adviser looks for securities that provide interest income exempt from federal income tax and offer above average total return potential. Our strategy involves purchasing market segments and individual issues that we believe are undervalued, while selling those that we believe have become overvalued.

Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

The Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  Economic or political events take place in a state which make the market value of that state's obligations go down.

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

The principal risks summarized above are more fully described in "Risk Factors."

4

National Municipal Bond Fund (continued)

The Fund primarily invests in municipal securities from several states, rather than from a single state. The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

5

National Municipal Bond Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  5.04% (quarter ended December 31, 2000)

Lowest  -2.69% (quarter ended June 30, 2004)

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	1.21%	3.02%	4.66%
After Taxes on Distributions	1.21%	2.83%	4.15%
After Taxes on Distributions and Sale of Fund Shares	1.97%	2.92%	4.15%
Lehman 7-Year Municipal Bond Index[2] (Index returns reflect no deduction for fees, expenses, or taxes)	5.06%	3.86%	4.96%

1Performance for the Class A shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.

6

National Municipal Bond Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption or Exchange Fees	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.49%
Acquired Fund Fees and Expenses[3]	0.02%
Total Fund Operating Expenses[4]	1.06%[5]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3Acquired fund fees are not fees and expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A shares for any period during which this waiver or reimbursement is in effect do not exceed 1.00%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$306	$530	$773	$1,468

7

Ohio Municipal Bond Fund

CLASS A SHARES

Cusip#: 926464801

Ticker: SOHTX

  Investment Objective

The Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of the state of Ohio or its municipalities, or other jurisdictions such as Puerto Rico, the interest on which is exempt from federal and Ohio state income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

■  Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch, Moody's, or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

8

Ohio Municipal Bond Fund (continued)

■  Maturity: The average effective maturity of the Fund's holdings generally will range from 3 to 15 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

In making investment decisions, the Adviser looks for securities that provide interest income exempt from federal and Ohio state income tax and offer above average total return potential. Our strategy involves purchasing market segments and individual issues that we believe are undervalued, while selling those that we believe have become overvalued.

Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

The Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions.

There is no guarantee that the Fund will achieve its objective.

  Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

■  Economic or political events take place in Ohio which make the market value of Ohio obligations go down.

■  The market value of the Fund's portfolio securities declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

9

Ohio Municipal Bond Fund (continued)

The principal risks summarized above are more fully described in "Risk Factors."

The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Fund is subject to additional risks because it concentrates its investments in a single geographic area. Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The SAI explains the risks specific to investments in Ohio municipal securities.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

10

Ohio Municipal Bond Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

Average Annual Total Returns (For the Periods ended December 31, 2007)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	1.69%	2.67%	4.15%
After Taxes on Distributions	1.68%	2.57%	3.96%
After Taxes on Distributions and Sale of Fund Shares	2.32%	2.74%	4.00%
Lehman 7-Year Municipal Bond Index[2] (Index returns reflect no deduction for fees, expenses, or taxes)	5.06%	3.86%	4.96%

1Performance for the Class A shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2  The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  5.00% (quarter ended December 31, 2000)

Lowest  -2.70% (quarter ended June 30, 2004)

11

Ohio Municipal Bond Fund (continued)

  Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses (paid directly from your investment)[1]	Class A
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (as a percentage of the lower of purchase or sale price)	NONE[2]
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption or Exchange Fees	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.47%
Acquired Fund Fees and Expenses[3]	0.02%
Total Fund Operating Expenses[4]	1.04%[5]

1You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

2A deferred sales charge of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge. See "Choosing a Share Class — Calculation of Sales Charges — Class A."

3Acquired fund fees are not fees and expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

4In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

5Class A shares have been restated to reflect current expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$304	$524	$763	$1,446

12

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

  General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

  When-Issued And Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

  Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

  Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.

  Refunding Contracts.

Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.

  Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.

13

Investments (continued)

F Variable & Floating Rate Securities.

Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

  Mortgage-Backed Securities, Tax-Exempt.

Tax-exempt investments secured by a mortgage or pools of mortgages.

  Resource Recovery Bonds.

Issued to build waste-to-energy facilities and equipment.

  Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

  Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

  Tax Exempt Commercial Paper.

Short-term obligations that are exempt from state and federal income tax.

F Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer obtains either a stand-by or direct pay letter of credit or guarantee from banks as backup.

  Average Effective Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of the Fund to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

F  Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

14

Investments (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission ("SEC") by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

Except as noted, each Fund is subject to the principal risks described below.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

15

Risk Factors (continued)

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in debt securities:

■  Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

■  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

■  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch or Moody's.

Risks associated with investing in municipal debt securities:

■  Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

16

Risk Factors (continued)

Risks associated with investing in the securities of a single state

(Ohio Municipal Bond Fund only):

■  Concentration and non-diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and non-diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.

Risks associated with non-diversification

■  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

Risks associated with investing in mortgage-related securities:

■  Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

17

Risk Factors (continued)

■  Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tends to be more volatile.

An investment in a Fund is not a complete investment program.

18

Share Price

Each Fund usually calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted.

A business day is a day on which the NYSE and the bond market are open. Either Fund may calculate its NAV earlier than 4:00 p.m. Eastern Time, however, if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close before 4:00 p.m. (the Alternative Closing Time).

On any business day when SIFMA recommends that the securities markets close before 4:00 p.m., each Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a

19

Share Price (continued)

security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

20

Share Price (continued)

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

■  Any account with a single round trip within a 30-day period; or

■  Any account with two round trips within 90 days.

With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. The Adviser will determine whether a financial intermediary's purchase and exchange limitations are reasonably designed to detect and prevent frequent purchases and redemptions of Fund shares. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

21

Dividends, Distributions, and Taxes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

Please check with your Investment Professional to find out if the following options are available to you.

You can receive distributions in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

22

Dividends, Distributions, and Taxes (continued)

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Buying a dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

■  Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

■  Any dividends from a Fund's net income which are not "exempt-interest dividends" and any short-term capital gains are treated as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

23

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

■  Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.victoryfunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

24

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Investing in Class A Shares" contains important information about the cost structure of Class A shares of the Funds. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and

25

Investing with Victory (continued)

other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

26

Investing in Class A Shares

For historical expense information on Class A shares, see the "Financial Highlights" at the end of this Prospectus.

Each Fund offers Class A shares.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below.

Your Investment in the Fund*	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of up to 0.75% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges, and, in some cases, eliminate the sales charge.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid

27

Investing in Class A Shares (continued)

regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate sales charges in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

28

Investing in Class A Shares (continued)

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

29

Investing in Class A Shares (continued)

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by participants in the Victory Investment Program.

  f.  Purchases of Class A shares of the National Municipal Bond Fund and the Ohio Municipal Bond Fund, individually by shareholders of these Funds who had previously owned Class G shares.

  g.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by Victory Capital Management.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services Class A shares pay a fee at an annual rate of up to 0.25% of the average daily net assets serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

30

Investing in Class A Shares (continued)

Distribution Plan

The Funds have adopted a Rule 12b-1 Distribution and Service Plan for their Class A shares under which no payments are made.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

31

How to Buy Shares

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

You can buy shares in a number of different ways. All you need to do to start buying shares is to fill out an application. The minimum initial investment required to open an account is $2,500, with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstance.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time, or the Alternative Closing Time (if applicable), your purchase order will be processed the same day using that day's share price. Your purchase order will not be processed if received after the Alternative Closing Time. Purchase orders received after 4:00 p.m. will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

32

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or money order to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

33

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryConnect.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

34

How to Buy Shares (continued)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House ("ACH"). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500, then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in Shares of a Fund.

35

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $2,500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

36

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, the Alternative Closing Time (if applicable) or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the Alternative Closing Time.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

37

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

■  Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■ An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

■  Owners of Class A shares of the National Municipal Bond Fund and the Ohio Municipal Bond Fund that had been classified as Class G shares prior to January 17, 2003, may exchange their shares for Class R shares of any Victory Fund or for Class A shares of any Victory Fund that does not offer Class R shares, without paying a sales charge.

38

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time, the Alternative Closing Time (if applicable) or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after the Alternative Closing Time. You cannot redeem your shares at www.VictoryConnect.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

39

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or before the Alternative Closing Time, your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or after the Alternative Closing Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

40

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $2500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

41

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

42

Organization and

Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

About Victory

Each Fund is a member of The Victory Portfolios (the Trust), a group of 20 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser) or its affiliates. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2007, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table:

National Municipal Bond Fund	0.55%
Ohio Municipal Bond Fund	0.55%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays Victory Capital Management Inc. an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.

43

Organization and

Management of the Funds

(continued)

In addition, the Trust and VVIF reimburse VCM and Citi Fund Services Ohio, Inc. ("Citi") (the Funds' sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Portfolio Management

Paul A. Toft and Sean M. Roche are the portfolio managers of each of the Funds. Mr. Toft has served as the portfolio manager of each of the Funds since 1994. A Chartered Financial Analyst Charter Holder, Mr. Toft is a Senior Portfolio Manager and Managing Director of the Adviser. Mr. Roche has been a portfolio manager of the Funds since March 2005. A Senior Portfolio Manager and Director of the Adviser, he joined the Adviser in 2002, prior to which he served as a Vice President at The Muni Center and as a municipal bond Product Manager at Merrill Lynch, where he designed, implemented and managed municipal bond portfolios.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

44

Additional Information

Some additional information you should know about the Funds.

Fund Classes

The Funds currently offer only the class of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

45

Additional Information (continued)

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

If you would like to receive additional copies of any materials, please call the Funds at

800-539-FUND

or please visit www.VictoryConnect.com.

46

Financial Highlights

NATIONAL MUNICIPAL
BOND FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com. by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$10.89		$10.78	$11.06	$11.03	$10.96
Investment Activities:
Net investment income	0.37		0.35	0.30	0.29	0.28
Net realized and unrealized gains (losses) on investments	(0.08)		0.17	(0.14)	0.18	0.21
Total from Investment Activities	0.29		0.52	0.16	0.47	0.49
Distributions to Shareholders:
From net investment income	(0.37)		(0.35)	(0.30)	(0.29)	(0.28)
From net realized gains on investments	(0.04)		(0.06)	(0.14)	(0.15)	(0.14)
Total Distributions	(0.41)		(0.41)	(0.44)	(0.44)	(0.42)
Net Asset Value, End of Period	$10.77		$10.89	$10.78	$11.06	$11.03
Total Return (excludes sales charge)	2.73	%(a)	5.01%	1.41%	4.35%	4.54%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$70,612		$68,348	$67,298	$67,583	$82,889
Ratio of expenses to average net assets	1.00%		1.01%	1.01%	0.85%	0.85%
Ratio of net investment income to average net assets	3.39%		3.27%	2.73%	2.61%	2.54%
Ratio of expenses to average net assets (b)	1.04%		1.15%	1.24%	1.17%	1.16%
Ratio of net investment income to average net assets (b)	3.35%		3.13%	2.50%	2.29%	2.23%
Portfolio turnover (c)	138%		113%	104%	155%	173%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

47

Financial Highlights

OHIO MUNICIPAL
BOND FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com. by clicking on Mutual Funds, Prospectus & Financial Reports.

	Class A Shares
	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Asset Value, Beginning of Period	$11.69		$11.74	$12.07	$12.10	$12.06
Investment Activities:
Net investment income	0.42		0.40	0.38	0.38	0.37
Net realized and unrealized gains (losses) on investments	(0.11)		0.09	(0.27)	0.07	0.12
Total from Investment Activities	0.31		0.49	0.11	0.45	0.49
Distributions to Shareholders:
From net investment income	(0.41)		(0.40)	(0.38)	(0.38)	(0.37)
From net realized gains on investments	(0.03)		(0.14)	(0.06)	(0.10)	(0.08)
Total Distributions	(0.44)		(0.54)	(0.44)	(0.48)	(0.45)
Net Asset Value, End of Period	$11.56		$11.69	$11.74	$12.07	$12.10
Total Return (excludes sales charge)	2.77	%(a)	4.35%	0.95%	3.80%	4.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$111,055		$112,302	$140,827	$172,041	$199,060
Ratio of expenses to average net assets	0.99%		1.06%	1.10%	1.13%	1.10%
Ratio of net investment income to average net assets	3.58%		3.45%	3.20%	3.17%	3.08%
Ratio of expenses to average net assets (b)	0.99%		1.06%	1.13%	1.13%	1.10%
Ratio of net investment income to average net assets (b)	3.58%		3.45%	3.17%	3.17%	3.08%
Portfolio turnover (c)	63%		56%	32%	68%	62%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

PRSRT STD

U.S. POSTAGE

PAID

Boston, MA

Permit No. 57842

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

Statement of Additional Information (SAI) – Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail: The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-4852

VF-TEFI-PRO (3/08)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

Balanced Fund Core Bond Fund Diversified Stock Fund Established Value Fund Federal Money Market Fund Financial Reserves Fund Focused Growth Fund	Fund for Income Government Reserves Fund Institutional Money Market Fund Investment Grade Convertible Fund National Municipal Bond Fund Ohio Municipal Bond Fund	Ohio Municipal Money Market Fund Prime Obligations Fund Small Company Opportunity Fund Special Value Fund Stock Index Fund Tax-Free Money Market Fund Value Fund

March 1, 2008

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, dated March 1, 2008, as amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectuses.  Copies of the prospectuses may be obtained by writing the Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Funds’ audited financial statements for the fiscal year ended October 31, 2007 are incorporated in this SAI by reference to the Funds’ 2007 annual report to shareholders (File No. 811-4852).  You may obtain a copy of the Funds’ latest annual report at no charge by writing to the address or calling the phone number noted above.

INVESTMENT ADVISER and ADMINISTRATOR Victory Capital Management Inc.	CUSTODIAN KeyBank National Association

SUB-ADMINISTRATOR, TRANSFER AGENT, DIVIDEND DISBURSING AGENT and SERVICING AGENT Citi Fund Services Ohio, Inc.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP

DISTRIBUTOR Victory Capital Advisers, Inc.	COUNSEL Kramer Levin Naftalis & Frankel LLP

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

The Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986.  The Trust is an open-end management investment company.  The Trust currently consists of 20 series (each a “Fund,” and collectively, the “Funds”) of units of beneficial interest (“shares”).

This SAI relates to the shares of the 20 Funds and their respective classes, as listed below.  Much of the information contained in this SAI expands on subjects discussed in the prospectuses.  Capitalized terms not defined herein are used as defined in the prospectuses.  No investment in shares of a Fund should be made without first reading that Fund’s prospectus.

The Victory Portfolios:

Equity Funds:

Diversified Stock Fund, Class A, C, R and I Shares
Established Value Fund, Class A, and R Shares
Focused Growth Fund, Class A, C, and R Shares
Small Company Opportunity Fund, Class A, R and I Shares
Special Value Fund, Class A, C, R and I Shares
Stock Index Fund, Class A, and R Shares
Value Fund, Class A, C, R and I Shares

Hybrid Funds:	Balanced Fund, Class A, C, R and I Shares Investment Grade Convertible Fund, Class A and I Shares

Fixed Income Funds:	Taxable Fixed Income Funds: Core Bond Fund, Class A and I Shares Fund for Income, Class A, C and R Shares

Tax-Exempt Fixed Income Funds: National Municipal Bond Fund, Class A Shares Ohio Municipal Bond Fund, Class A Shares

Money Market Funds:

Federal Money Market Fund, Select and Investor Shares
Financial Reserves Fund, Class A Shares
Government Reserves Fund, Trust and Select Shares
Institutional Money Market Fund, Select and Investor Shares
Ohio Municipal Money Market Fund, Class A Shares
Prime Obligations Fund, Class A Shares
Tax-Free Money Market Fund, Class A Shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy.  Each Fund is classified as an open-end investment company.  Three Funds are sub-classified as non-diversified investment companies: the Focused Growth, National Municipal Bond and Ohio Municipal Bond Funds.  All the other Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds’ investment policies set forth in the prospectuses.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.

1.             Senior Securities.

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

2.             Underwriting.

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), when reselling securities held in its own portfolio.

3.             Borrowing.

None of the Funds may borrow money, except that as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authority having jurisdiction.

4.             Real Estate.

None of the Funds, other than the Ohio Municipal Money Market Fund, may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent any of these Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.  This restriction shall not prevent any of these Funds from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

5.             Lending.

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

6.             Commodities.

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.             Concentration.

None of the Funds may concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.  This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Consistent with its investment objectives and policies, each of the Federal Money Market, Financial Reserves, Institutional Money Market and Prime Obligations Funds reserves the right to concentrate its investment in obligations issued by domestic banks.

When investing in industrial development bonds, each of Ohio Municipal Bond, Ohio Municipal Money Market, National Municipal Bond and Tax-Free Money Market Funds will look to the source of the underlying payments.  None of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

8.             Tax-Exempt Income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal regular income tax and Ohio state income taxes.

Non-Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.  Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund’s outstanding voting securities.

1.             Illiquid Securities.

None of the Funds may invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Notwithstanding the foregoing, as a matter of investment policy, none of the Money Market Funds invests in illiquid securities.

2.             Short Sales and Purchases on Margin.

None of the Funds may make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.             Other Investment Companies.

No Funds may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the NASD Conduct Rules); or (2) the acquiring Fund’s investment adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

4.             Miscellaneous.

 a.            Investment grade obligations.

Neither of the National Municipal Bond or Ohio Municipal Bond Funds may hold more than 5% of its total assets in securities that have been downgraded below investment grade.

 b.            Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

 c.            Foreign Issuers.

The Investment Grade Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

 d.            Unseasoned Issuers.

Neither the Federal Money Market Fund nor the Investment Grade Convertible Fund may invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years’ operation.

 e.            Mortgage, Pledge or Hypothecation of Securities or Assets.

Neither the Federal Money Market Fund nor the Investment Grade Convertible Fund may pledge or hypothecate any of its assets.  For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings.  The Fund has no current intention of engaging in the lending of portfolio securities.

 f.             Lending or Borrowing.

Neither the Fund for Income nor any of the Money Market Funds will lend any of its portfolio securities.

No Fund intends to borrow money for leveraging purposes.

5.             Other Restrictions

The Federal Money Market Fund may not invest in any instrument that is considered a “derivative” for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself.  Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument.  However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association (“GNMA”); and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation (“FHLMC”) and Student Loan Marketing Association (“SLMA”).  The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectuses and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus and this SAI.

Debt Securities

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations.  Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance.  The market value of a Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s NAV.

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

Synthetic Convertibles.  The Investment Grade Convertible Fund also may invest in “synthetic convertibles.”  A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”).  The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments.  The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.  Each of the Balanced, Special Value and Stock Index Funds may invest up to 35%, 20% and 33-1/3%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features.  A Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  Each Tax-Exempt Fixed Income Fund may invest in demand features without limit.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments.  CDs are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations.  Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.  Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 25% of its total assets in Eurodollar obligations.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in these instruments.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.  The Prime Obligations Fund may invest in Yankee CDs without limit.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in taxable commercial paper.  In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper.  See “Municipal Securities” below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO see Appendix A to this SAI.

Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or “GICs”) issued by insurance companies.  Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed 15% of the Fund’s net assets.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.  Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its net assets in short-term funding agreements.  As a matter of investment policy, none of the Money Market Funds invests in short-term funding agreements or any other illiquid securities.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”).  The Core Bond Fund may invest up to 20% of its total assets in Yankee Bonds.  International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).  (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities.  Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments.  Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.  Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.  In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries.  The Adviser will take such factors into consideration in managing a Fund’s investments.  A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.  The Core Bond Fund may invest up to 20% of its total assets in foreign debt securities.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.  While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer’s financial status and ability to make payments due under the instrument.  Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.  For purposes of a Fund’s investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.  Each of the Balanced, Convertible and Core Bond Funds may invest up to 35% of its total assets in variable amount master demand notes.  Each of the Diversified Stock, Focused Growth, Ohio Municipal Money Market, Special Value, Tax-Free Money Market and Value Funds and the Tax-Exempt Fixed Income Funds may invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.  The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions.  Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes.  A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value.  A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value.  Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund’s investment policies.  In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition.  Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default.  Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1.  A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2.  A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3.  A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4.  A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities.  The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity.  In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”) and certificates of accrual on Treasury securities (“CATS”).  The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts.  Each of the Core Bond, Diversified Stock, Established Value, Focused Growth, Small Company Opportunity, Stock Index and Value Funds may invest up to 20% of its total assets in receipts.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  This fluctuation increases in accordance with the length of the period to maturity.  The Financial Reserves, Institutional Money Market, Prime Obligations and Tax-Exempt Fixed Income Funds may invest in zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act.  The Government Reserves Fund may invest in zero coupon U.S. government securities without limit, provided that the Fund satisfies the maturity requirements of Rule 2a-7 under the 1940 Act.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest in tax-exempt zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act.  Each of the Taxable Fixed Income Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

Investment Grade and High Quality Securities.

The Funds may invest in “investment grade” obligations that are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

High-Yield Debt Securities.

High-yield debt securities are below-investment grade debt securities, commonly referred to as “junk bonds” (those rated “Ba” to “C” by Moody’s or “BB” to “C” by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund’s ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.  Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Investment Grade Convertible Fund.  Under normal market conditions, the Investment Grade Convertible Fund invests at least 80% of its total assets in debt securities rated investment grade by at least one NRSRO.  The Fund also may invest up to 20% in securities that are either not rated or rated below investment grade.

Each of the Balanced Fund and the Core Bond Fund may invest in high yield securities that are rated B or higher by an NRSRO, or, if unrated, of equivalent credit quality.  Each Fund may invest in securities rated by more than one NRSRO (“dual-rated securities” provided that each NRSRO has rated the security B or higher.  The Core Bond Fund may invest up to 10% of its net assets in such high yield securities and the Balanced Fund may invest up to 5% of its net assets in such high yield securities.  Included within this limit are credit derivatives that are considered high yield instruments.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.  Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in loan participations.

U.S. Government Securities.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Balanced Fund may invest up to 60% of its total assets in U.S. government securities.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in these securities.  Each of the Ohio Municipal Money Market Fund, the Tax-Exempt Fixed Income Funds, and the Diversified Stock, Established Value, Focused Growth, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds may invest up to 20% of its total assets in U.S. government securities.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority (“TVA”); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation’s largest public power company, issues a number of different power bonds, quarterly income debt securities (“QUIDs”) and discount notes to provide capital for its power program.  TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities.  QUIDs pay interest quarterly, are callable after five years and are due at different times.  TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue.  Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

“Ohio Tax-Exempt Obligations” are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer’s bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities.  Municipal securities may include fixed, variable, or floating rate obligations.  Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).  Each Tax-Exempt Fixed Income Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are “general obligation” issues and “revenue” issues.  Other categories of municipal securities are “moral obligation” issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue.  There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories.  Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term “municipal securities,” as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.  The term “municipal securities” also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans.  Additionally, the term “municipal securities” includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  The Core Bond Fund may invest in tax, revenue and bond anticipation notes without limit.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code.  Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities.  There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future.  The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation.  It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio.  Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities.  If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America.  Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source.  The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility.  “Moral obligation” issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer.  The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities.  Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).  Each Tax-Exempt Fixed Income Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment.  The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged.  The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.  Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law.  The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state.  Such obligations are included within the term “municipal securities” if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax.  Funds that invest in private activity bonds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.  Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer.  Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance.  Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration.  The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source.  The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds.  With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds.  This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities.  In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each Tax-Exempt Fixed Income Fund.  In meeting its investment policies, such a Fund may invest part of its total assets in municipal securities that are private activity bonds.  Moreover, although no such Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities.  Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state.  Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities.  A number of factors could impair a municipal issuer’s ability to service its debt.

General Obligation.  The following may negatively affect a general obligation issuer’s debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

Hospital and Health Care Facilities.  The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

Housing.  The following may diminish these issuers’ ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

Utilities.  The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

Mass Transportation.  The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations.  The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture.  The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

Higher Education.  The following could diminish a higher education issuer’s debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Banking.  In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund.  These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.  Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party.  A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.  Each Tax-Exempt Fixed Income Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt.  These may include voter referenda, interest rate limits, or public sale requirements.  Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt.  Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.  Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities.  No Tax-Exempt Fixed Income Fund currently intends to invest in below-investment grade municipal securities.  However, each Tax-Exempt Fixed Income Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade.  While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund’s ability to dispose of below-investment grade securities.  Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value.  The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Tax-Exempt Fixed Income Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations.  No Tax-Exempt Fixed Income Fund intends to invest in securities whose interest is federally taxable; however, from time to time, such a Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax.  For example, such a Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.  Each such Fund may invest up to 20% of its total assets in taxable obligations.  In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Tax-Exempt Fixed Income Fund invest in federally taxable obligations, it would purchase securities that in the Adviser’s judgment are of high quality.  This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.  These Funds’ standards for high quality taxable obligations are essentially the same as those described by Moody’s in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of “A-1” and “A-2.”  In making high quality determinations such a Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax.  Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time.

The Tax-Exempt Fixed Income Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, such a Fund may hold cash that is not earning income.  In addition, there may be occasions when, in order to raise cash to meet redemptions, such a Fund may be required to sell securities at a loss.

Refunded Municipal Bonds.  In determining whether a Fund is “diversified” or “non-diversified” under the 1940 Act, the Fund is not limited in the percentage of its assets invested in U.S. government obligations.  Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act.  As a result, a Fund may invest in such refunded bonds issued by a particular municipal issuer without limit.  The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Ohio Tax-Exempt Obligations.

As used in the prospectuses and this SAI, the term “Ohio Tax-Exempt Obligations” refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer’s bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms “income tax” and “taxation” do not include any possible incidence of any alternative minimum tax).  Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities.  Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities.  In addition, certain debt obligations known as “private activity bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste disposal facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation.  Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law.  The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state.  Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax.  A Fund that invests in Ohio Tax-Exempt Obligations may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.  See “Dividends, Distributions, and Taxes” in the prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes.  Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future.  A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation.  It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America.  Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations.  A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations.  Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank.  The selling bank may receive a fee from the Fund in connection with the arrangement.  A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service (the “IRS”) that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Additional Information Concerning Ohio Issuers.  The Ohio Municipal Bond Fund and the Ohio Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Ohio Municipal Bond Fund and the Ohio Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

State specific mutual funds invest almost exclusively in municipal securities of issuers in their state.  Thus, state specific funds are more vulnerable to events unique in their state because they do not have the geographic diversification typically found in national municipal funds that buy municipal securities from issuers around the entire nation.  Tax policies, the political environment, economic activity, demographics and population trends can vary significantly among the states.  Also, the general business climate can vary between states.  The cost of doing business can differ around the country relating to a state’s minimum wage, union penetration and the costs of generating electricity in different regions of the country, for example.

Because the Ohio Municipal Bond and Ohio Money Market Funds invest almost exclusively in securities of issuers in the state of Ohio, the Funds are vulnerable to unfavorable economic conditions in Ohio that can impact the credit quality of all issuers in the state.  Adverse economic events that impact the Ohio economy can have an impact on the financial wherewithal of all issuers of municipal securities in the state.  Manufacturing, including auto-related manufacturing, remains a significant, but much less important, component of Ohio’s economy than in the past.  In general, any economic event or trends that negatively impacts manufacturing will have a greater negative impact on Ohio relative to other states that do not have as large a manufacturing component.  Favorably, in recent years, Ohio’s economy has become more diversified as the greatest growth has occurred in Ohio’s non-manufacturing sectors, including services.  Ohio’s health care sector has expanded and its high technology sector has grown too, as a result of state initiatives specifically targeting that area.  International trade and agriculture are other important segment of the Ohio economy.  International trade can be negatively impacted by adverse changes in the value of the dollar, while agriculture can be negatively impacted by weather, for example.  Any event that negatively impacts these segments of the economy in Ohio could negatively impact municipal finances in the state.

An aging and falling population in Ohio could negatively impact municipal finances over time.  Population could be negatively impacted if a high number of retirees decide to move to other states, for example.  A falling population could negatively impact municipalities as they lose their taxpayers.  Income taxes, sales taxes and property taxes as well as miscellaneous fees such as motor vehicle license fees could be negatively impacted as people move away and stop paying those taxes and fees in the State of Ohio.

Many municipal issuers, particularly school districts, get a large portion of their funding from the State of Ohio.  Thus, any event that negatively impacts the State of Ohio’s finances can carry over to other municipal security issuers in the state.  If the State of Ohio were to cut its funding to municipalities to relieve their own financial pressures should that occur, it could reverberate through to many issuers of municipal securities in the state.

There can be no assurance that Ohio municipalities will not be impacted by events that can negatively impact the price of their securities or their abilities to make principal and interest payments on their debt.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations.  All of these mortgage obligations can be used to create pass-through securities.  A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold.  The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date.  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates.  Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.  Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-throughs purchased at a discount.  A Fund may purchase mortgage-backed securities at a premium or at a discount.  Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities).  Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.  Each Money Market Fund may invest in mortgage-backed securities without limit.  The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities.  Each Tax-Exempt Fixed Income Fund and the Investment Grade Convertible Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities.  The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Federal Farm Credit Bank Securities.  A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises.  The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers.  Several dealers also maintain an active secondary market in these securities.  FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities.  Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution.  FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities.  Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities.  Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages.  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders.  Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA Certificates that a Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages.  Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs.  The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years.  The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal.  Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued.  It is the Funds’ policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well.  When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years.  During this period of time prior to settlement of the trade, the Fund’s segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security.  If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

FHLMC Securities.  FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities (“FHLMC Certificates”), mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.  FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC.  Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities.  FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages.  FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs.  FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs.  Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

SLMA Securities.  Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market.  SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies.  SLMA issues short- and medium-term notes and floating rate securities.  SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations.  Mortgage-backed securities also may include CMOs.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.  The Balanced Fund may invest up to 40% of its total assets in CMOs.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in CMOs.  Each Tax-Exempt Fixed Income Fund may invest up to 25% of its total assets in CMOs.  The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities.  A Fund may invest in mortgage-related securities issued by non-government entities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers can meet their obligations under the policies.  A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  A Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be invested in illiquid securities.  As a matter of investment policy, none of the Money Market Funds invests in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years.  Mortgage-related securities include CMOs and participation certificates in pools of mortgages.  The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.  The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments.  The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.  The impact of prepayment of mortgages is described under “Government Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser.  Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser.  The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Forward Roll Transactions.  A Fund can enter into “forward roll” transactions with respect to mortgage-related securities.  In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.  The Fund will only enter into “covered” rolls.  To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.  For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.  The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans.  The collateral backing asset-backed securities cannot be foreclosed upon.  These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder.  The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities.  Each of the Fixed Income Funds may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Foreign Investments

A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and securities purchased on foreign securities exchanges.  Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Unsponsored ADRs may involve additional risks.  The Focused Growth Fund may invest up to 20% of its assets in ADRs and each of the Balanced, Convertible, Diversified Stock, Small Company Opportunity, Special Value and Value Funds may invest up to 10% of its assets in these securities.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.  The Focused Growth Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Derivatives

Forward Contracts.

The Balanced Fund may enter into forward currency exchange contracts (“forward contracts”).  A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).  The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies.  The Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds’ portfolio.  The Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies.  If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts.  The segregated account is marked-to-market on a daily basis.  Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts.  In such event, the Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.  The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Futures and Options.

Futures Contracts.  Any Fund (other than the Money Market Funds and the Established Value and Focused Growth Funds) may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

Restrictions on the Use of Futures Contracts.  A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund’s total assets.  In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  Futures transactions will be limited to the extent necessary to maintain a Fund’s qualification as a regulated investment company.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.  In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if a Fund “covers” a long position.  For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund.  In addition, where a Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code’s requirements for qualification as a regulated investment company and a Fund’s intention to qualify as such.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions.  The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It also is possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

The Funds may invest in futures contracts in a manner consistent with their policies for investing in derivative instruments, as established by the Board.  The Funds may utilize futures contracts for speculative purposes (for example, to generate income), to hedge or as a substitute for investing directly in securities.

Options.  The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio: Balanced, Diversified Stock, Small Company Opportunity, Special Value, Stock Index and Value Funds.  Each of these Funds may write covered calls on up to 25% of its total assets.  In addition, the Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions.  None of the Money Market Funds invests in options.  A Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own.  The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option.  A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone.  A Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.  As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  A Fund retains the risk of loss should the value of the underlying security decline.  A Fund also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Investment Grade Convertible Fund.  The Investment Grade Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange.  The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets and the options must remain covered so long as the Fund is obligated as a writer.

Puts.  A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price.  A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.  The amount payable to a Fund upon its exercise of a “put” is normally (i) a Fund’s acquisition cost of the securities (excluding any accrued interest that a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets.  A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security.  A Fund also may use puts, under certain circumstances, to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund’s assets.  See “Variable and Floating Rate Notes” and “Valuation” in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

The Small Company Opportunity Fund may write uncovered put options from time to time.  Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.  Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options.  The Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities.  Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Credit Default Swap Agreements.

The Core Bond and Balanced Funds may engage in credit default swap transactions (“CDS”).  Either Fund may enter into a CDS for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, or to gain exposure to certain markets in the most economical way possible.  In a CDS, the “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or the seller in a credit default transaction.  If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  CDS involve greater risks than if a Fund had invested in the reference obligation directly.  The Funds do not intend to use CDS for purposes of leverage.  Neither Fund will enter into a CDS with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund’s total assets.

Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective of total return will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty.  The Funds will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines).  Certain restrictions imposed on the Funds by the Code may limit the Fund’s ability to use CDS agreements.  The swap market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by Victory

Capital Management Inc., the Funds’ investment adviser (“VCM” or the “Adviser”), in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of either Fund’s investment restriction concerning senior securities.

The Adviser has retained Bear, Stearns & Co. Inc. to value any CDSs held by these Funds.

Prime Rate Indexed Adjustable Rate Securities.  Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers.  Market forces affecting a bank’s cost of funds and the rates that borrowers will accept determine the prime rate.  The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down.  Each of the Federal Money Market, Financial Reserves, Government Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

Other Investments

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid.  However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.  As a matter of investment policy, none of the Money Market Funds invests in illiquid securities.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.  The Convertible, Core Bond and Prime Obligations Funds may invest in restricted securities without limit.  Each of the Balanced and Small Company Opportunity Funds may invest up to 35% of its total assets in these securities.  Each of the Diversified Stock, Focused Growth, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in these securities.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest 20% of its total assets in taxable restricted securities.  The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Participation Interests.  The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  Each Equity Fund and the Balanced Fund may invest up to 10% of its total assets in warrants.  The Investment Grade Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Refunding Contracts.  A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.  Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price).  A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.  When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments.  A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.  Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time.  The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments.  In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies.  Except for investment in money market funds, a Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the NASD Conduct Rules); or (2) the acquiring Fund’s investment adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Exchange Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  A Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Risk Factors Associated with Investments in ETFs.  ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Convertible Preferred Stock.  The Investment Grade Convertible Fund may invest in convertible preferred stock, which is a class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets and it convertible into common stock.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights.  Each of the Convertible and Core Bond Funds may invest up to 35% of its total assets in preferred stocks.  Each of the Diversified Stock, Focused Growth, Small Company Opportunity, Special Value and Value Funds may invest up to 20% of its total assets in preferred stocks.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.  Each of the Balanced, Convertible, Diversified Stock, Established Value, Small Company Opportunity, Special Value and Value Funds may invest up to 25% of its total assets in REITs.  Each of the Focused Growth and Stock Index Funds may invest up to 20% of its total assets in REITs.

Eligible Securities for the Money Market Funds.

High-quality investments are those obligations that, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii).  For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer’s short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund.  (The above described securities that may be purchased by the Money Market Funds are referred to as “Eligible Securities.”)

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser.  A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

Appendix A of this SAI identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO.  A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

INVESTMENT STRATEGIES

Each Fund’s principal investment strategies are described in its prospectus.  To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements.  (See “Foreign Investments” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with a Fund’s investment objective.

Repurchase Agreements.  Securities held by a Fund may be subject to repurchase agreements.  Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  Each of the Balanced, Convertible and Core Bond Funds and the Fund for Income may invest up to 35% of its total assets in repurchase agreements.  Each of the Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Focused Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in repurchase agreements.  Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible and Federal Money Market Funds.  With respect to repurchase agreement transactions entered into by the Investment Grade Convertible Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments.  With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.  The Investment Grade Convertible Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.  As a matter of investment policy, none of the Money Market Funds invests in illiquid securities.  Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements.  A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions.  The Balanced, Core Bond, Diversified Stock, Established Value, Focused Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  KeyBank National Association (“KeyBank”), an affiliate of the Adviser, serves as lending agent for these Funds, pursuant to a Securities Lending Agency Agreement that was approved by the Board.  Under the Funds’ current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions.  Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  The Funds will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Funds or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or KeyBank has determined are creditworthy under guidelines established by the Board.  Each of the Funds listed above will limit its securities lending to 33-1/3% of its total assets.

Short Sales Against-the-Box.  The Funds will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities.  A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account.  Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions.  A Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies.  In addition to the principal strategies described in the prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

•                  The Balanced Fund may invest up to 5% of its total assets in investment-grade municipal obligations.

•                  Each of the Balanced, Fund for Income, National Municipal Bond and Ohio Municipal Bond Funds may, but is not required to, use derivative instruments.

•                  Each of the Diversified Stock and Value Funds may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

•                  The Focused Growth Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations.

•                  The Investment Grade Convertible Fund may invest up to 35% of its total assets in corporate debt securities, common stock, U.S. government securities and high-quality short-term debt obligations, preferred stock and repurchase agreements; and up to 10% of its total assets in foreign debt and equity securities.

•                  The Core Bond Fund may invest up to 35% of its total assets in high-quality, short-term debt obligations; up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations; and in international bonds, foreign securities and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.

•                  The Established Value Fund may invest up to 20% of its total assets in short-term U.S. government obligations, repurchase agreements, short-term debt obligations and investment grade debt securities.

•                  The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies), investment-grade securities, preferred stocks, short-term debt obligations and repurchase agreements.

•                  The Special Value Fund may invest up to 20% of its total assets in investment-grade debt securities and preferred stocks; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the prospectuses on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  With respect to the Money Market Funds, a “Business Day” is a day on which the NYSE, the Federal Reserve Bank of Cleveland and the bond market are open.  The Fixed Income Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser.  In the event that a Fixed Income Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Money Market Funds.

Use of the Amortized Cost Method.  Each Money Market Fund uses the amortized cost method to determine its NAV.  The Money Market Funds’ use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act.  Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds’ investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7.  This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument.  The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days.  Should the disposition of a Money Market Fund’s security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Monitoring Procedures.  The Board also has established procedures reasonably designed, taking into account current market conditions and the Trust’s investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00.  These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share.  In the event such deviation exceeds 0.5% ($0.005), Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated.  If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results.  These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund’s outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and are “Eligible Securities” as defined in Rule 2a-7.  See “Investments in Which the Funds Can Invest.”  An Eligible Security generally must be rated by at least one NRSRO.  Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer.  If the instruments are not rated, the Board or its delegate must determine that the instruments are of comparable quality.

The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, that generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount that may be invested in the securities of any one issuer.  Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security.  This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund.  Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount that it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities.  However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts.  Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution.  With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities.  Where a put is a Second-Tier Security, no more than 5% of the money market fund’s total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations.  This policy may, from time to time, result in high portfolio turnover.  Under the amortized cost method of valuation, any unrealized appreciation or depreciation of the portfolio affects neither the amount of daily income nor the NAV.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Fixed Income Funds.

Investment securities held by the Fixed Income Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity and Hybrid Funds.

Each equity security held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price (“NOCP”).  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE

Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates on money market instruments; changes in Fund (class) expenses; and the relative amount of Fund (class) cash flow.  From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services and financial publications.

Yield.  The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the “base period.”  This yield is computed by:

•                                          determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

•                                          dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base period return; and

•                                          multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees.

Effective Yield.  The Money Market Funds’ effective yields are computed by compounding the unannualized base period return by:

•                                          adding 1 to the base period return;

•                                          raising the sum to the 365/7th power; and

•                                          subtracting 1 from the result.

Tax Equivalent Yield and Tax Equivalent Effective Yield.  The Tax-Free Money Market and Ohio Municipal Money Market Funds also may advertise a “tax equivalent yield” and a “tax equivalent effective yield.”  Tax equivalent yield will be computed by dividing that portion of a Fund’s yield that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the yield of a Fund that is not tax-exempt.  The tax equivalent effective yield for a Fund is computed by dividing that portion of the effective yield of the Fund that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of a Fund that is not tax-exempt.

The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Free Money Market and Ohio Municipal Money Market will vary in response to fluctuations in interest rates and in the expenses of the Fund.  For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Total Return Calculations.  Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and net capital gain distributions (if any) and any change in the NAV of a Fund over the period.  Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.  For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years.  While average annual total returns (or “annualized total return”) are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.  When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price.

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period.  Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.  Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.  Total returns, yields and other performance  information may be quoted numerically or in a table, graph, or similar illustration.

Equity, Hybrid and Fixed Income Funds (the “Non-Money Market Funds”).

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of Non-Money Market Fund shares may be advertised.  An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Non-Money Market Fund’s performance.  A Non-Money Market Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Non-Money Market Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a =                              dividends and interest earned during the 30-day period.

b =                             expenses accrued for the period (net of any expense reimbursements).

c =                              the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =                             the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield” of that class, described below.  Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns.  From time to time a Non-Money Market Fund may quote a “dividend yield” or a “distribution return” for each class.  Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period.  Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders.  The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Tax Equivalent Yield.  The Tax-Exempt Fixed Income Funds also may advertise a “tax equivalent yield.”  Tax equivalent yield will be computed by dividing that portion of a Fund’s yield that is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Total Returns — General.  Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.  After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions.  After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes.  The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Non-Money Market Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

In addition, advertisements and sales literature may refer to the National Association of Insurance Commissioners approved list of direct obligations/full faith and credit exempt money market funds (the “NAIC List”).  The Federal Money Market and Government Reserves Funds are on the NAIC List.  Inclusion on the NAIC List reflects a Fund’s ability to maintain at all times: (1) a rating of “Am” or better from S&P or a rating of “A” or better from Moody’s or an equivalent or better rating from another NRSRO; (2) a constant NAV of $1.00 and the payment of redemption proceeds in no more than seven days; and (3) investments of at least 95% of its total assets in U.S. government securities, shorts term debt instruments, class 1 bonds and collateralized repurchase agreements comprised of such obligations.  Each of these Funds is rated AAAm by S&P.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.  Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change.  When the NYSE is closed (and in the case of the Money Market Funds, when the Federal Reserve Bank of Cleveland or the bond market is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders.  Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order.  Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, R and I Shares.  Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge.  Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares.  Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge.  Which class would be advantageous to an investor depends on the number of years the shares will be held.  Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge.  Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund.  However, each class has different shareholder privileges and features.  The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares.  Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales.  Payments with respect to Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution.  The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased.  After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.  Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase.  Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Class C and Class R Shares Rule 12b-1 Plan.”  There is no conversion feature applicable to Class C shares.  Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares.  Except for the Stock Index Fund, which does not pay any Rule 12b-1 fees, Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.”  There is no conversion feature applicable to Class R shares.  Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund.

No initial sales charges or CDSCs are imposed on Class I shares.  Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C, R and I Share Rule 12b-1 Plan.”  There is no conversion feature applicable to Class I shares.  Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs.  Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances.  The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Balanced, Diversified Stock, Established Value, Focused Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Convertible, Core Bond, National Municipal Bond and Ohio Municipal Bond Funds and the Fund for Income.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price

Up to $49,999	2.00%	2.00%
$50,000 to $99,999	1.75%	1.75%
$100,000 to $249,999	1.50%	1.50%
$250,000 to $499,999	1.25%	1.25%
$500,000 to $999,999	1.00%	1.00%
$1,000,000 and above*	0.00%	0.00%

*                 There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a shareholder service fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed on any such shares redeemed within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption.  No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements as of December 31, 2007 and amounts paid during the fiscal year ended October 31, 2007.

Broker-Dealer	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2007
Citigroup	0.12%	$79,220
First Trust Corporation	0.25%	48,494
Hewitt	0.15%	1,009,282
Lincoln Financial Advisors	0.15%	352
Legg Mason	0.05%	13
Linsco Private Ledger	0.25%	26,631
Merrill	0.25%	334,716
Merrill	0.20%	561,884
Mid Atlantic Capital	0.25%	95,134
Morgan Stanley DW, Inc.	0.20%	10,067
MSCS Financial Services	0.25%	63,083
NY Life Investment Management Services	0.25%	100,628
Pershing	0.15%	75,979
Prudential	0.35%	380,777

Prudential	0.05%	8,172
Schwab	0.15%	391,242
T. Rowe Price	0.15%	—
UBS	0.10%	343,644
Wachovia	0.20%	18,682

Broker-Dealer	Other Fee Arrangement	Aggregate Amount Paid during 2007
Associated Securities Corp.	$20 per account	$—

In addition to the payments described above, the Adviser (or its affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  For the fiscal year ended October 31, 2007, the Adviser (or its affiliates) paid (or reimbursed the Distributor for paying) a total of $3,057,152 to non-broker dealers in connection with the sale or servicing of Fund shares.

The Money Market Funds and Class R shares of the Funds do not impose initial or deferred sales charges on their shares.  Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge.  Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses.  The following points provide additional information about these programs.

•                  Retirement Plans.  Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) with plan assets greater than $5,000,000 and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge.  (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

Investment Professionals servicing retirement plans and who receive up-front payments may receive payment on purchases of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999.  In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders. No up-front payments will be made to firms that do not pay such up-front payments to their investment professionals or who do not consent to potential CDSC fees.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

•                  Service Providers.  Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint.  To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

•                  Letter of Intent.  If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases.  Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter.  For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time.  To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased.  Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter.  If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months.  Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Sample Calculation of Maximum Offering Price.

Each Money Market Fund is sold and redeemed at NAV (usually $1.00), without any initial sales charges or CDSCs.  Class A shares of the Equity Funds and the Balanced Fund are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds and the Investment Grade Convertible Fund are sold with a maximum initial sales charge of 2.00%.(1)  Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase.  Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.  The following tables show the maximum offering price per share of each class of each Non-Money Market Fund, using the Fund’s relevant NAV as of October 31, 2007.

Class A Shares of the Equity Funds and the Balanced Fund.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Balanced	$15.54	$0.95	$16.49

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Diversified Stock	20.68	1.26	21.94
Established Value	29.70	1.81	31.51
Focused Growth	16.80	1.02	17.82
Small Company Opportunity	29.09	1.77	30.86
Special Value	20.21	1.23	21.44
Stock Index	23.08	1.41	24.49
Value	16.12	0.98	17.10

Class A Shares of the Convertible and the Fixed Income Funds.

Fund	NAV and redemption price per Class A share	Maximum sales charge (2.00% of offering price)	Maximum offering price to public
Core Bond	$9.41	$0.19	$9.60
Fund for Income	11.52	0.24	11.76
Investment Grade Convertible	14.70	0.30	15.00
National Municipal Bond	10.77	0.22	10.99
Ohio Municipal Bond	11.56	0.24	11.80

Class C Shares of Certain Funds.

Fund	Class C NAV, offering price and redemption price per Class C share
Balanced	$15.49
Diversified Stock	20.28
Focused Growth	16.32
Fund for Income	11.49
Special Value	19.56
Value	15.93

Class I Shares of Certain Funds.

Fund	Class I NAV, offering price and redemption price per Class I share
Balanced	$15.52
Core Bond	9.40
Diversified Stock	20.68
Investment Grade Convertible	14.69
Special Value	20.22
Small Company Opportunity	29.10
Value	16.07

Class R Shares of Certain Funds.

Fund	Class R NAV, offering price and redemption price per Class R share
Balanced	$15.54
Diversified Stock	20.51

Fund	Class R NAV, offering price and redemption price per Class R share
Established Value	29.49
Focused Growth	16.65
Fund for Income	11.53
Small Company Opportunity	28.31
Special Value	19.82
Stock Index	23.06
Value	16.05

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares.  No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege.  Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order.  No service charge is currently made for reinvestment in shares of the Funds.  Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement.  The shareholder must ask the Distributor for such privilege at the time of reinvestment.  Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from redemption.  The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income.  Each Fund declares and pays capital gains dividends annually.  The Money Market Funds declare dividends daily and pay them monthly.  Each of the Balanced Fund and the Fixed Income Funds declares and pays dividends monthly.  Each of the Equity Funds and the Investment Grade Convertible Fund declares and pays dividends quarterly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time and on the same day for shares of each class.  However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  As explained below, however, such carryforwards are subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS in effect for the month in which the ownership change occurs (the rate for December 2007 is 4.49%).  The Funds will use their best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.  The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of October 31, 2007 (amount in thousands).

Fund	Approximate Capital Loss Carryforward		Year of Expiration
Core Bond	$1,915		2008
	1,297		2010
	3,857		2013
	4,629		2014
Diversified Stock	5,948		2010
Federal Money Market	4		2013
	2		2015
Financial Reserves	—	(a)	2011
	1		2014
Focused Growth	116		2014
Fund for Income	3,017		2008
	691		2009
Institutional Money Market	1,886		2010
	6,735		2011
	14,071		2012
	7,637		2013
	6,110		2014
	9,819		2015
	1		2013
	1		2015
National Municipal Bond	96		2015
Ohio Municipal Bond	81		2015
Ohio Municipal Money Market	—	(a)	2008
	—	(a)	2010
	—	(a)	2013
Stock Index	39,594		2010
	5,337		2011

Fund	Approximate Capital Loss Carryforward	Year of Expiration
Tax-Free Money Market	71	2008
	3	2009
	11	2014
	2	2015

(a) Rounds to less than $1,000

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income Requirement described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxableyear, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  (Tax-exempt interest on municipal obligations is not subject to the excise tax.)  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the “Tax-Exempt Funds”) intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund’s taxable year at least 50% of its total assets consists of tax-exempt municipal obligations.  Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund’s tax-exempt interest income (net of expenses and amortized bond premium).  Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes.  However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns.  Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.  Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.  For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings.  Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income and subject to federal income tax.  Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund.  Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds.  Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States.  Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares.

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this.  If the NAV of a Money Market Fund varies from $1.00 per share and, for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning in 2005, 2006 or 2007.  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007 and the resignation of Frankie Hughes’ effective December 31, 2007, the Board currently has two vacancies and eight

Trustees, none of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 56	Trustee	May 2005	General Counsel, Duke University and Duke University Health System.	Hospital Partners of America
Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001)	Chemtura Corporation; Old Mutual plc.
Ms. E. Lee Beard, 56	Trustee	May 2005

Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).

None.
Ms. Jakki L. Haussler, 50	Trustee	May 2005

Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).

None.
Ms. Lyn Hutton, 58	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.
Dr. Thomas F. Morrissey, 73	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY’s List (political action committee) (2002-2003).	UBS Bank USA; OC Tanner Co.
Mr. Leigh A. Wilson, 63	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

The following standing Committees of the Board are currently in operation: Audit, Investment, Service Provider, Board Governance and Nominating and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit Committee are Ms. Beard (Chair), Mr. Adcock, Dr. Morrissey and Ms. Shepherd.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The members of the Investment Committee are Ms. Haussler (Chair), Mr. Andrews and Ms. Hutton.  The function of this Committee is to oversee the Funds’ compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Service Provider Committee are Mr. Adcock (Chair), Ms. Beard, Dr. Morrissey and Ms. Shepherd.  This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers; and assists the Board in its annual review of the Funds’ investment advisory agreements.

The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.  The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2007, the Board held five regular, one special telephonic and three special meetings; the Audit and Investment Committees each held four regular and one special telephonic meetings; the

Business and Legal and Oversight and Compliance Committees each held four regular meetings; the Service Provider Committee held four regular and six telephonic meetings; the Board Governance and Nominating Committee held five regular meetings; and the Agenda Committee held five meetings (but took no formal action).  In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2007.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.  As of January 31, 2008, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	Prime Obligations Fund: Over $100,000	Over $100,000
Mr. Andrews	Diversified Stock: Over $100,000	Over $100,000
Ms. Beard	Diversified Stock: $10,001 — $50,000 Focused Growth: $10,001 — $50,000 Fund for Income: $10,001 — $50,000 Special Value: $10,001 — $50,000 Value: $1 — $10,000	Over $100,000
Ms. Haussler	Diversified Stock: $50,001 — $100,000	$ 50,001 — $100,000
Ms. Hughes*	Prime Obligations: Over $100,000	Over $100,000
Ms. Hutton	Diversified Stock: $1 — $10,000 Prime Obligations: Over $100,000 Value: $1 — $10,000	Over $100,000
Dr. Morrissey	Diversified Stock: $50,001 — $100,000 Ohio Municipal Money Market: $50,001 — $100,000 Prime Obligations: $10,001 — $50,000	Over $100,000
Ms. Shepherd	Diversified Stock: $50,001 — $100,000 Government Reserves: $10,001 — $50,000 Prime Obligations: $50,001 — $100,000	Over $100,000
Mr. Wilson	Diversified Stock: Over $100,000 Special Value: Over $100,000	Over $100,000

*  Ms Hughes, who had been an Independent Trustee, resigned effective December 31, 2007

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Noall**	Diversified Stock: $1 — $10,000 Value: $10,001 — $50,000	Over $100,000

**  Mr. Noall, who had been an Interested Trustee, passed away in March 2007.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex pays each Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per-meeting fee.  For each of the five regularly scheduled Board meetings, a Trustee will receive $5,000 if attended in person and $2,500 if attended by telephone.  For each in-person Board meeting in excess of the five regularly scheduled meetings, the Complex pays each Trustee $3,000 if attended in person and $1,500 if attended by telephone.  For each telephonic Board meeting in excess of the five regularly scheduled meetings, the Complex pays each attending Trustee $1,500, provided that the meeting has a written agenda and lasts at least 30 minutes.  For any special Sub-Committee meetings or Special Committee meetings, participating Trustees receive $1,000, provided that the meeting has a written agenda and lasts at least one hour.  The Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee and the Chief Compliance Officer from the Trust and the Victory Fund Complex for the fiscal year ended October 31, 2007.  As of October 31, 2007, there were 22 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$90,524 (100% deferred)	$93,000 (100% deferred)
Mr. Andrews	85,638	88,000
Ms. Beard	90,524	93,000
Ms. Haussler	90,524	93,000
Ms. Hughes*	90,524	93,000
Ms. Hutton	88,126	90,500
Dr. Morrissey	90,524	93,000
Ms. Shepherd	90,524 (50% deferred)	93,000 (50% deferred)
Mr. Wilson	139,223	143,000

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Noall**	$25,339 (100% deferred)	$26,250 (100% deferred)

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Edward J. Veilleux	$125,013	$128,384

Deferred Compensation

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex.  Such amounts are invested in one or more Funds, as selected by the Trustee.  The following table lists, as of December 31, 2007, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Diversified Stock	$46,500
	Fund for Income	23,250
	Stock Index	23,250
Mr. Noall**	Diversified Stock	26,250
Ms. Shepherd	Diversified Stock	23,250
	Prime Obligations	23,250

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Funds’ sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 35	President	January 2006	Senior Managing Director, the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004).
Mr. Michael Policarpo, II, 33	Vice President	May 2006

Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004), and Corporate Controller, Gartmore Global Investments, Inc. (June 2000-August 2003).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser
Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.
Mr. Christopher E. Sabato, 39	Treasurer	May 2005	Vice President, Fund Administration, Citi.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).
Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp.  As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114.  As of December 31, 2007, KeyCorp had an asset base of approximately $100 billion, with banking and trust and investment offices throughout the United States.  KeyCorp’s major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.  Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.  Prior to June 4, 2007, the advisory fee for the Small Company Opportunity Fund was 0.65% on the first $100 million, 0.55% on the next $100 million and 0.45% on assets in excess of $200 million.

Equity Funds

Fund	Advisory Fee	Prior Advisory Fee
Diversified Stock	0.65% on the first $800 million, 0.60% on the next $1.6 billion and 0.55% on assets in excess of $2.4 billion	0.65% on the first $800 million and 0.60% on assets in excess of $800 million
Established Value	0.65% on the first $100 million, 0.55% on the next $100 million and 0.45% on assets in excess of $200 million	No change
Focused Growth	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million	No change
Small Company Opportunity	0.85% on the first $500 million and 0.75% on assets in excess of $500 million	0.65% on the first $100 million, 0.55% on the next $100 million and 0.45% on assets in excess of $200 million
Special Value	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million	No change

Fund	Advisory Fee	Prior Advisory Fee
Stock Index	0.25% on the first $400 million, 0.20% on the next $400 million and 0.15% on assets in excess of $800 million	No change
Value	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million	No change

Hybrid Funds

Fund	Advisory Fee	Prior Advisory Fee
Balanced	0.60% on the first $400 million, 0.55% on the next $400 million and 0.50% on assets in excess of $800 million	0.70% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million
Investment Grade Convertible	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million	0.75% on all Fund assets

Taxable Fixed-Income Funds

Fund	Advisory Fee	Prior Advisory Fee
Core Bond	0.50% on the first $400 million, 0.45% on the next $400 million and 0.40% on assets in excess of $800 million	0.75% on all Fund assets
Fund for Income	0.50% on the first $400 million, 0.45% on the next $400 million and 0.40% on assets in excess of $800 million	0.50% on all Fund assets

Tax-Exempt Fixed-Income Funds

Fund	Advisory Fee	Prior Advisory Fee
National Municipal Bond	0.55% on the first $400 million, 0.50% on the next $400 million and 0.45% on assets in excess of $800 million	0.55% on all Fund assets
Ohio Municipal Bond	0.55% on the first $400 million, 0.50% on the next $400 million and 0.45% on assets in excess of $800 million	0.60% on all Fund assets

Money Market Funds

Fund	Advisory Fee	Prior Advisory Fee
Federal Money Market	0.25% on the first $1.5 billion, 0.20% on the next $1.5 billion and 0.15% on assets in excess of $3 billion	0.25% on all Fund assets
Financial Reserves	0.50%	No change

Fund	Advisory Fee	Prior Advisory Fee
Government Reserves	0.40% on the first $3 billion, 0.30% on the next $500 million and 0.25% on assets in excess of $3.5 billion	0.50% on the first $400 million, 0.45% on the next $600 million, 0.40% on the next $1 billion and 0.35% on assets in excess of $2 billion
Institutional Money Market	0.20% on the first $1.5 billion, 0.17% on the next $1.5 billion and 0.15% on assets in excess of $3 billion	0.20% on all Fund assets
Ohio Municipal Money Market	0.45% on the first $600 million, 0.35% on the next $600 million and 0.25% on assets in excess of $1.2 billion	0.50% on all Fund assets
Prime Obligations	0.35% on the first $1.5 billion, 0.30% on the next $500 million, 0.25% on the next $500 million and 0.20% on assets in excess of $2.5 billion	0.35% on all Fund assets
Tax-Free Money Market	0.35% on the first $600 million, 0.30% on the next $600 million and 0.25% on assets in excess of $1.2 billion	0.35% on all Fund assets

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Agreement”), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of each Fund (as defined under “Additional Information — Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.  The Board most recently renewed the Agreement on December 5, 2007.  The Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser.  The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.  For the three fiscal years ended October 31, 2007, the Adviser was paid the following advisory fees with respect to the Funds.  The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

	2007		2006		2005
Fund	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
Balanced	$784,523	$0	$773,771	$13,332	$813,007	$9,106
Inv. Grade Convertible	476,289	0	471,918	0	493,307	0
Core Bond	789,899	0	585,795	279,112	637,440	379,763
Diversified Stock	23,812,041	0	20,531,691	35,793	16,178,002	0
Established Value	1,616,987	0	1,601,419	76	1,657,440	0
Federal Money Market	4,037,643	0	3,772,898	0	3,259,701	135,539
Financial Reserves	2,563,149	0	2,283,279	0	2,193,054	0
Focused Growth	40,201	3,082	0	75,263	0	8,066

	2007		2006		2005
Fund	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
Fund for Income	1,422,048	0	1,591,758	27,135	1,845,506	0
Government Reserves	4,140,276	0	6,037,809	0	9,316,787	0
Institutional Money Market.	3,360,133	0	2,876,694	0	2,808,552	0
National Muni Bond	395,731	0	281,305	86,628	297,778	66,176
Ohio Municipal Bond	604,306	0	721,235	0	865,336	0
Ohio Muni Money Market.	1,812,129	0	2,372,798	0	2,647,749	0
Prime Obligations	3,293,599	0	3,426,660	0	3,678,232	0
Small Co. Opportunity	1,774,405	0	1,003,155	0	941,115	26,637
Special Value	5,312,062	0	2,286,227	4,923	1,141,683	0
Stock Index	185,273	0	82,964	134,271	238,762	0
Tax-Free Money Market	1,382,291	0	1,594,027	0	1,836,269	0
Value	1,713,531	0	1,619,532	16,170	1,670,921	0

Portfolio Managers.

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)(1) as of October 31, 2007	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2007
Balanced Fund (Ms. Cynthia G. Koury, Mr. Lawrence G. Babin and Mr. Craig E. Ruch)
Other Investment Companies	5 ($1.2 billion)	N/A
Other Pooled Investment Vehicles	33 ($4.2 billion)	None
Other Accounts	2,786 ($10.8 billion)	6 ($1.3 billion)
Core Bond Fund (Mr. Ruch, Mr. Trenton Tipton-Fletcher and Mr. Craig E. Ruch)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	16 ($1.6 billion)	N/A
Other Accounts	67 ($1.5 billion)	1 ($171.0 million)

(1)           Rounded to the nearest billion, or million, as relevant.

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)(1) as of October 31, 2007	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2007
Diversified Stock Fund (Mr. Lawrence G. Babin, Mr. Paul D. Danes and Ms. Carolyn M. Rains)
Other Investment Companies	5 ($1.2 billion)	None
Other Pooled Investment Vehicles	8 ($1.6 billion)	None
Other Accounts	2,639 ($8.8 billion)	5 (1.2 billion)
Established Value Fund (Mr. Gregory Conners, Mr. Jeff Graff and Mr. Gary H. Miller)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	4 ($404.3 million)	None
Other Accounts	24 ($135.4 million)	None
Focused Growth Fund (Mr. Jason E. Dahl, Mr. Scott R. Kefer, Mr. Erick F. Maronak and Mr. Michael B. Koskuba
Other Investment Companies	1 ($124.6 million)	N/A
Other Pooled Investment Vehicles	None	None
Other Accounts	3,100 ($1.3 billion)	None
Fund for Income (Mr. Ruch, Mr. Tipton-Fletcher and Ms. Heidi Adelman)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	16 (1.5 billion)	None
Other Accounts	67 (1.5 billion)	1 ($171.0 million)
Investment Grade Convertible Fund (Ms. Amy E. Bush, Mr. Richard A. Janus and Mr. James K. Kaesberg)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	3 ($167.9 million)	None
Other Accounts	1,149 (729.9 million)	None
National Municipal Bond Fund (Mr. Sean M. Roche, Mr. Paul A. Toft)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	9 ($686.6 million)	None
Other Accounts	8 ($361.7 milion)	None
Ohio Municipal Bond Fund (Mr. Sean M. Roche and Mr. Paul A. Toft)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	9 ($647.5 million)	None
Other Accounts	8 ($361.7 million)	None
Small Company Opportunity Fund (Mr. Gregory Conners, Mr. Jeff Graff and Mr. Gary Miller)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	4 ($365.9 million)	None
Other Accounts	24 ($135.4 million)	None

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)(1) as of October 31, 2007	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2007
Special Value Fund (Mr. Leslie Z. Globits and Mr. Kirk A. Schmitt)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	6 ($300.9 million)	None
Other Accounts	13 ($164.6 million)	None
Stock Index Fund (Mr. Ernest C. Pelaia and Mr. Trenton Tipton-Fletcher)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	20 ($2.2 billion)	None
Other Accounts	68 (1.5 billion)	None
Value Fund (Mr. Arvind K. Sachdeva and Mr. Jason Putman)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	9 ($1.0 billion)	N/A
Other Accounts	33 ($856.0 million)	N/A

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds.  As a result, these other accounts may invest in the same securities as the Funds.  The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of October 31, 2007
Ms. Adelman	Fund for Income	None
Mr. Babin	Balanced Fund Diversified Stock Fund	None Over $1,000,000
Ms. Bush	Invest. Grade Convertible Fund	$10,001 to $50,000
Mr. Conners	Established Value Fund Small Company Opportunity Fund	$100,001 to $500,000 $10,001 to $50,000
Mr. Dahl	Focused Growth Fund	$10,001 to $50,000
Mr. Danes	Diversified Stock Fund	$100,001 to $500,000
Mr. Globits	Special Value Fund	$100,001 to $500,000
Mr. Graff	Established Value Fund Small Company Opportunity Fund	None $10,001 to $50,000
Mr. Janus	Invest. Grade Convertible Fund	$100,001 to $500,000
Mr. Kaesberg	Invest. Grade Convertible Fund	$50,001 to $100,000
Mr. Kefer	Focused Growth Fund	$1 to $10,000
Mr. Koskuba	Focused Growth Fund	$10,001 to $50,000
Ms. Koury	Balanced Fund	$10,001 to $50,000
Mr. Maronak	Focused Growth Fund	$1 to $10,000

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of October 31, 2007
Mr. Miller	Established Value Fund Small Company Opportunity Fund	None $50,001 to $100,000
Mr. Pelaia	Stock Index Fund	$10,001 to $50,000
Mr. Putman	Value Fund	$50,001-$100,000
Ms. Rains	Diversified Stock Fund	$50,001 to $100,000
Mr. Roche	National Municipal Bond Fund Ohio Municipal Bond Fund	None None
Mr. Ruch	Core Bond Fund Balanced Fund Fund for Income	$1 to $10,000 None None
Mr. Sachdeva	Value Fund	$50,001-$100,000
Mr. Schmitt	Special Value Fund	$10,001 to $50,000
Mr. Tipton-Fletcher	Core Bond Fund for Income Stock Index Fund	$1 to $10,000 $1 to $10,000 $1 to $10,000
Mr. Toft	National Municipal Bond Fund Ohio Municipal Bond Fund	$100,001 to $500,000 $10,001 to $50,000

Compensation

The portfolio managers for each of the Funds each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.  Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting.  The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Funds’ portfolio managers may participate either in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results (the “Adviser Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”).  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The following portfolio managers participate in the Adviser Incentive

Plan: Mr. Babin, Ms. Bush, Mr. Conners, Mr. Danes, Mr. Globits, Mr. Graff, Mr. Janus, Mr. Kaesberg, Ms. Koury, Mr. Miller, Mr. Putman, Ms. Rains, Mr. Sachdeva and Mr. Schmitt.  The following portfolio managers participate in the KeyCorp Incentive Plan: Ms. Adelman, Mr. Dahl, Mr. Kefer, Mr. Maronak, Mr. Pelaia, Mr. Roche, Mr. Ruch,  Mr. Tipton-Fletcher and Mr. Toft.

In addition to the compensation described above, each of the Diversified Stock Fund’s portfolio managers (Mr. Babin, Mr. Danes and Ms. Rains) and each of the Core Bond Fund’s portfolio managers (Mr. Tipton-Fletcher and Mr. Ruch) may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock Fund and the Core Bond Fund.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Funds’ shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Funds, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust’s Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX each Fund’s proxy voting record.  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading.  Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  For the three fiscal years ended October 31, 2007, the Money Market and Fixed Income Funds paid no brokerage commissions.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 1/8 or less, provided the order is actually filled at the bid or better for purchases and at the ask or better for sales;

(2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

Money Market Funds.  The Money Market Funds do not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets.  For example, market conditions frequently result in similar securities trading at different prices.  The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser’s judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions.  The investment policies of these Funds require that investments mature in 397 days or less.  Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of these Funds.

All Other Markets.  Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process.  These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for  client accounts must reflect prevailing market rates.  In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote.  The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process.  Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.   As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•      Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry.  If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement.  Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g. non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order.  In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

The following table shows the brokerage commissions that the Equity and Hybrid Funds paid during the last three fiscal years ended October 31.

Fund	2007	2006	2005
Balanced	$129,533	$177,885	$188,995
Core Bond	17	None	None
Diversified Stock	5,727,464	6,673,801	5,672,494
Established Value	266,733	353,924	212,449
Focused Growth	5,798	4,309	938
Investment Grade Convertible	8,897	8,643	23,373
Small Company Opportunity	542,683	296,139	273,472
Special Value	1,764,688	1,395,706	612,252
Stock Index	14,437	17,270	24,222
Value	429,806	540,421	649,100

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

Except when necessary in the Stock Index Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

The following table shows, for the fiscal years ended October 31, 2004 and 2005, the commissions that each relevant Fund paid to McDonald Investments Inc. (“McDonald”), a broker-dealer that was affiliated with the Adviser during this period.  No payments were made to McDonald or any other affiliated brokers during the fiscal years ended October 31, 2006 and 2007.

Fund	2004	2005
Balanced	$17,580	$384
Diversified Stock	143,370	112,224
Established Value	$92,151	$17,700
Focused Growth	55	None
Investment Grade Convertible	600	600
Small Company Opportunity	129	74
Special Value	1,830	1,110
Value	8,037	21,247

Allocation of Brokerage in Connection with Research Services.  During the fiscal year ended October 31, 2007, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Equity and Hybrid Funds to brokers because of research services provided.  The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Balanced	$3,234,008	$30,876
Diversified Stock	138,634,651	1,129,394
Established Value	1,088,200	22,654
Focused Growth	459,779	2,548
Investment Grade Convertible	46,413	726
Small Company Opportunity	10,035,578	92,453
Special Value	42,466,186	217,020
Value	12,779,591	85,256

Securities of Regular Brokers or Dealers.  The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2007.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
Stock Index Fund	Lehman	Equity	$165
Stock Index Fund	Bear Stearns	Equity	6
Focused Growth Fund	Goldman Sachs	Equity	149
Balanced Fund	Bank of America	Equity	2,129
Balanced Fund	Bear Stearns	Debt	991
Balanced Fund	First Union National Bank	Debt	208
Balanced Fund	Credit Suisse First Boston	Debt	188
Balanced Fund	Goldman Sachs	Debt	343
Balanced Fund	HSBC	Debt	206
Balanced Fund	JP Morgan	Debt	4,957
Balanced Fund	Lehman	Debt	288
Balanced Fund	Morgan Stanley	Debt	582
Balanced Fund	Merrill Lynch	Debt	145
Investment Grade Convertible Fund	Lehman	Debt	1,814
Investment Grade Convertible Fund	Merrill Lynch	Debt	1,379
Diversified Stock	Deutsche Bank	Debt	37,995

Portfolio Turnover.

The portfolio turnover rates stated in the prospectuses are calculated by dividing the lesser of each Non-Money Market Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Non-Money Market Fund as a whole without distinguishing between the classes of shares issued.  The following table shows the portfolio turnover rates for each Non-Money Market Fund for the two fiscal years ended October 31, 2007.

	2007	2006		2007	2006
Balanced	171%	153%	National Muni Bond	138%	113%

	2007	2006		2007	2006
Inv. Grade Convertible	44%	49%	Ohio Municipal Bond	63%	56%
Core Bond	318%	341%	Small Co. Opportunity	75%	73%
Diversified Stock	102%	103%	Special Value	125%	204%
Established Value	35%	49%	Stock Index	12%	5%
Focused Growth	54%	52%	Value	104%	104%
Fund for Income	75%	30%

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund.  In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	KeyBank National Association	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period:within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Standard & Poor’s	Weekly.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management

VCM serves as administrator to the Trust pursuant to an agreement dated July 1, 2006 (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006 (the “Sub~~-~~Administration and Sub-Fund Accounting Agreement”).  From November 1, 2005 through June 30, 2006, VCM served as co-administrator to the Trust pursuant to an agreement with the Trust dated (the “Previous VCM Co-Administration Agreement”).  (As discussed further below, Citi served as the Trust’s other co-administrator during the same period.)

As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.  As co-administrator, VCM had assisted Citi in supervising the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser or those operations that Citi supervised as co-administrator, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Funds, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds

(“VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.  In addition, the Trust and VVIF reimburse VCM and Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Under the Previous VCM Co-Administration Agreement, for the co-administration services that VCM rendered to the Funds, the Trust paid VCM an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and VVIF: 0.058% for the first $10 billion in Trust and VVIF assets, and 0.055% for all Trust and VVIF assets exceeding $10 billion.

Under the Previous VCM Sub-Administration Agreement, from April 1, 2004 to October 31, 2005, for services rendered to the Funds, Citi had paid VCM a fee, calculated at an annual rate of up to 0.04% of aggregate Trust and VVIF average daily net assets.  Prior to April 1, 2004, this fee had been 0.03%.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

The following table reflects fees that each Fund paid to VCM under the Administration and Fund Accounting Agreement and the Previous VCM Co-Administration Agreement for the fiscal year ended October 31, 2007.

	2007
	Fees Paid	Fee Reductions
Balanced	$123,590	$0
Core Bond	149,345	0
Diversified Stock	3,810,997	0
Established Value	276,738	0
Federal Money Market	1,553,824	0
Financial Reserves	484,505	0
Focused Growth	5,062	0
Fund for Income	242,465	0
Government Reserves	980,921	0
Institutional Money Mkt	1,620,989	0

	2007
	Fees Paid	Fee Reductions
Investment Grade Convertible	60,046	0
National Municipal Bond	68,020	0
Ohio Municipal Bond	103,941	0
Ohio Municipal Money Market	380,841	0
Prime Obligations	889,301	0
Small Company Opportunity	231,316	0
Special Value	718,270	0
Stock Index	70,082	0
Tax-Free Money Market	373,655	0
Value	216,014	0

CITI

Citi serves as sub-administrator to the Funds pursuant to an agreement with VCM dated July 1, 2006 (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi assists in supervising all operations of the Funds (other than those performed by the Victory Capital Management either as investment adviser or administrator), subject to the supervision of the Board.  Prior to this date, Citi had served as co-administrator to the Funds pursuant to an agreement dated November 1, 2005 (the “Previous Citi Co-Administration Agreement”) and, prior to November 1, 2005, as administrator to the Funds pursuant to an agreement dated April 1, 2002 (the “Previous Citi Administration Agreement”).

As co-administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as either investment adviser or as co-administrator, subject to the supervision of the Board.  As administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser, subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds and VVIF, Victory Capital Management pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VVIF net assets in excess of $12 billion.

Under the Previous Citi Co-Administration Agreement, for the co-administration services rendered to the Funds, the Trust had paid Citi an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: 0.032% for the first $10 billion in assets, and 0.025% for all assets exceeding $10 billion.

Under the Previous Citi Administration Agreement, for the administration services rendered to the Funds and related expenses borne by Citi, the Trust had paid Citi an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: 0.14% for the first $8 billion in assets, 0.10% for the next $17 billion in assets and 0.08% for all assets exceeding $25 billion.  As described above, prior to November 1, 2005, Citi had paid VCM an annual fee of 0.04% of the Trust’s average daily net assets (0.03% prior to April 1, 2004) for performing sub-administration services for the Trust.

Under each of these Agreements, Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

The following table reflects fees that each Fund paid to Citi under the Previous Citi Co-Administration Agreement and Previous Citi Administration Agreement and any fee reductions by Citi for the last three fiscal years ended October 31.  These amounts do not include any amounts that VCM paid to Citi for sub-administration services for the period from July 1, 2006 through October 31, 2006.

	2007		2006		2005
	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions
Balanced	$0	$0	$27,244	$0	$98,724	$34,622
Invest. Grade Convertible	0	0	12,896	0	66,413	0
Core Bond	0	0	36,052	0	151,600	36,862
Diversified Stock	0	0	707,748	0	2,614,656	0
Established Value	0	0	59,729	0	275,859	28,556
Federal Money Market	0	0	305,484	0	944,768	412,761
Financial Reserves	0	0	94,069	0	443,353	0
Focused Growth	0	0	409	0	1,028	0
Fund for Income	0	0	67,003	0	373,572	0
Government Reserves	0	0	311,469	0	2,013,190	402,726
Inst. Money Mkt	0	0	290,628	0	1,167,970	259,580
National Muni Bond	0	0	13,641	0	66,272	0
Ohio Municipal Bond	0	0	27,161	0	157,264	0
Ohio Muni Money Mkt	0	0	108,959	0	397,403	188,108
Prime Obligations	0	0	200,136	0	1,068,107	0
Small Co. Opp’ty	0	0	33,500	0	158,101	0
Special Value	0	0	58,643	0	148,409	0
Stock Index	0	0	17,927	0	44,060	52,535
Tax-Free Money Mkt	0	0	94,223	0	542,237	0
Value	0	0	45,064	0	225,506	0

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 127 Public Square, Cleveland OH 44114, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the

Distributor and the Trust dated November 30, 2007.  The Distributor is an affiliate of the Adviser..  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.  The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor (and its predecessors) in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2007.

	2007		2006		2005
	Underwriting Commissions	Amount Retained	Underwriting Commissions	Amount Retained	Underwriting Commissions	Amount Retained
Balanced	$18,022	$10,228	$7,770	$1,402	$9,977	$1,531
Core Bond	410	223	1,893	1,335	2,091	1,215
Diversified Stock	305,737	96,481	565,765	89,432	685,960	109,524
Established Value	15,554	6,582	4,322	(939)	9,343	6,099
Focused Growth	16,380	7,242	5,016	711	2,737	403
Fund for Income	6,821	2,760	4,860	2,601	10,929	5,838
Inv. Grade Convertible	2,715	797	460	259	3,472	1,661
National Muni Bond	3,340	1,922	3,704	2,585	11,888	5,016
Ohio Municipal Bond	3,752	1,231	2,949	2,949	2,991	1,395
Small Co. Opp’ty	151,617	89,374	11,872	2,685	9,098	3,122
Special Value	525,643	80,223	199,081	30,056	29,904	6,066
Stock Index	9,945	3,329	7,085	1,758	12,479	2,175
Value	2,963	985	10,812	2,467	22,247	3,021

Transfer Agent.

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement dated April 1, 2002.  Under its agreement with the Funds, Citi has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund’s operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the Agent is permitted to do so under applicable statutes, rules or regulations.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of various Funds.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

“Defensive” Rule 12b-1 Plan.  The Trust has adopted a “defensive” Rule 12b-1 Plan on behalf of the following: Class A shares of the Balanced, Convertible, Core Bond, Diversified Stock, Established Value, Financial Reserves, Federal Money Market, Focused Growth, Fund for Income, Institutional Money Market, National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Small Company Opportunity, Special Value and Value Funds; the Class A and Class R shares of the Stock Index Fund; and the Investor and Select shares of the Federal Money Market and Institutional Money Market Funds.  The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses.  No separate payments are authorized to be made by these Funds pursuant to the Plan.  Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds.  In addition, the Plan provides that the Adviser and the Distributor may use their respective resources to make payments to third parties that provide assistance in selling the Funds’ shares, or to third parties, including banks, that render shareholder support services.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million.  This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and Citi and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred.  Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006).  The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that Citi entered into with the SEC on September 26, 2006 relating to the same matters.  None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

This Plan has been approved by the Board.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  In particular, the Board noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements.  To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds’ shares may result.  Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Class C Rule 12b-1 Plan.  The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Fund for Income and the Balanced, Diversified Stock, Focused Growth, Special Value and Value Funds pay the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.  Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent.  In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor.  Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan.  The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Established Value, Focused Growth, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%.  Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services.

Class C and Class R Rule 12b-1 Plans.  The amount of the Rule 12b-1 fees payable by any Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses.  The fees set forth in either Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Class C and Class R Rule 12b-1 Plans were approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and their Class C and Class R shareholders.  To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.  The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year ended October 31, 2007.  All such payments consisted of compensation to broker-dealers.

	Class C	Class R
Balanced	$5,103	$19,111
Diversified Stock	1,945,350	1,099,781
Established Value	0	1,402,966
Focused Growth	9,767	1,986
Fund for Income	147,255	268,817
Gov’t Reserves	0	0
Small Company Opportunity Fund	0	555,685
Special Value	315,000	401,547
Value	8,098	21,655

Fund Accountant.

As of July 1, 2006, VCM serves as fund accountant for all of the Funds pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub~~-~~Administration and Sub-Fund Accounting Agreement.  Prior to this date, Citi had served as fund accountant for all of the Funds pursuant to a fund accounting agreement with the Trust dated April 1, 2002 (the “Previous Fund Accounting Agreement”).

VCM performs accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”

Under the Previous Fund Accounting Agreement, Citi had been entitled to receive an annual fee of $60,000 for each Equity Fund.  Any Equity Fund with average daily net assets of less than $175 million as of April 1, 2002 had paid an annual fee of only $35,000 until that Fund’s average daily net assets had reached $175 million.  For each Fixed Income Fund, Citi had been entitled to receive an annual fee of $50,000.  Any Fixed Income Fund with average daily net assets of less than $75 million as of April 1, 2002 had paid an annual fee of only $35,000 until that Fund’s average daily net assets had reached $75 million.  For each Money Market Fund, Citi had been entitled to receive an annual fee of $100,000.  With respect to each Fund, the charges described above did not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class and a $5 per security transaction charge.

For the three fiscal years ended October 31, 2007, Citi was paid the following fees for serving as fund accountant under the Previous Fund Accounting Agreement, after waivers and reimbursements.  These amounts do not include amounts that VCM paid to Citi for sub-accounting services for the period from July 1, 2006 through October 31, 2006.

	2007	2006	2005
Balanced	$0	$23,781	$126,114
Core Bond	0	33,974	90,352
Diversified Stock	0	40,766	107,384
Established Value	0	40,766	89,613
Federal Money Market	0	67,945	119,954
Financial Reserves	0	67,945	118,070
Focused Growth	0	23,781	66,606
Fund for Income	0	33,974	145,361
Government Reserves	0	67,945	112,241
Institutional Money Market	0	67,945	120,588
Inv. Grade Convertible	0	23,781	56,759

	2007	2006	2005
National Municipal Bond	0	23,781	59,460
Ohio Municipal Bond	0	33,974	83,060
Ohio Municipal Money Market	0	67,945	118,866
Prime Obligations	0	67,945	118,940
Small Company Opportunity	0	24,740	72,827
Special Value	0	40,766	85,242
Stock Index	0	23,781	88,641
Tax-Free Money Market	0	67,945	118,176
Value	0	40,766	95,569

Custodian.

Cash and securities owned by each of the Funds are held by KeyBank as custodian pursuant to a Custodian Agreement dated July 2, 2001.  KeyBank is located at 127 Public Square, Cleveland, Ohio 44114.  Under the Custodian Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  KeyBank may, with the approval of a Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500 Columbus, Ohio 43215, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds’ existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Funds’ operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust.  The Trust’s Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001.  The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion.  When issued for payment as described in the prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information About the Stock Index Fund.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc.  S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P’s only relationship to the Adviser (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund.  S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Holders of Securities.

The following table lists each shareholder who is deemed to control a particular share class of the indicated Funds because the shareholder beneficially owned over 25% of the share class as of January 31, 2008.

Fund — Class	Name and Address of Owner	Percent Owned Beneficially
None

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of each class of the Funds’ equity securities as of January 31, 2008, and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
Balanced Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	49.64%

	Delaware Charter Guarantee Trust FBO Principal Financial Group, OMNIB 711 High Street Des Moines IA 50392	13.76%

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
Balanced Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32246	30.31%

	A G Edwards Sons C F Samuel P Harlan 1670 Blue Jay Drive Sunnyvale CA 94087-4607	7.62%	7.62%

	A G Edwards Sons C F Roger Timothy Slattery 1139 Regent Street Alameda CA 94501-5330	10.46%	10.46%

Balanced Fund Class I	Wilmington Trust Co TTEE FBO KeyCorp 401K Savings Plan PO Box 8971 c/o Mutual Funds Wilmington DE 19899-8971	100.00%

Balanced Fund Class R	Anesthesia Assoc. of Cincinnati, Inc. 200 Northland Blvd. Cincinnati OH 45246	22.96%

	UBS Financial Services Inc. FBO Eunice K Alpern TTE Sol H Alpern Trust dtd 8/14/1991 4519 Washington Avenue Lorain OH 44052-5713	6.27%

Core Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	89.56%

Core Bond Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Diversified Stock Fund Class A	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	5.40%

	Merrill Lynch Pierce Fenner & Smith Attn: Fund Admin Team 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32246	16.49%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	6.79%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	7.31%

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
	Vanguard Fiduciary Trust Company 100 Vanguard Blvd MS K-22 Malvern PA 19355	7.45%

Diversified Stock Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville FL 32246	43.57%

Diversified Stock Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan c/o Mutual Funds PO BOX 8971 Wilmington DE 19899	90.53%

	Mercer Trust Company TTEE FBO Reuters Non-Guild One Investors Way MS N-6-G Norwood MA 02062	8.23%

Established Value Fund Class A	Fifth Third Bank Trustee Various Fascorp Recordkeeping Plans 8515 E Orchard Road 2T2 Greenwood Village CO 80111	8.26%

	UBS Financial Services Inc. FBO Leah H Buchanan TTEE U A dtd 10/14/1996 1908 Stonehedge Drive Findlay OH 45840	9.80%	9.80%

	MG Trust Company as Agent for Frontier Trust Company as Trustee PO BOX 10699 Fargo ND 58106	25.44%

Established Value Fund Class R	Fifth Third Bank Trustee Various Fascorp Recordkeeping Plans 8515 E Orchard Road 2T2 Greenwood Village CO 80111	5.04%

Federal Money Market Fund Investor Class	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	80.33%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	13.28%

Federal Money Market Fund Select Class	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	79.28%

	Citi Fund Services Inc. Attn: Sweep Team 3435 Stelzer Road Columbus OH 43219-6004	5.41%

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
Financial Reserves Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	98.98%

Focused Growth Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Floor Attn: Fund Admin Team Jacksonville FL 32246	9.33%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	22.25%

	UBS Financial Services Inc FBO Hitachi Magnetics Corp 7800 Neff Road NE Attn: Nancy Shaffer Edmore MI 48809-9399	32.92%

Focused Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Floor Jacksonville FL 32246	33.96%

	Raymond James Assoc Inc. FBO JD Young 880 Carillon Pkwy St Petersburg FL 33716	17.55%	17.55%

	First Clearing LLC 2470 Foxhill Road State College PA 16803-1729	5.76%

Focused Growth Fund Class R	MS Co CF Harriet J Levy 5790 Denlinger Road Dayton OH 45426-1838	7.94%	7.94%

	GPC as Agent for MFS Heritage Trust Company FBO PO Box 79377 Atlanta GA 30357	50.94%

	William Blair Co LLC Delaware Charter Guarantee 222 West Adams Street Chicago IL 60606	6.35%

	MG Trust as Agent for Frontier Trust Co as Trustee PO BOX 10699 Fargo ND 58106	21.64%

Fund for Income Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	66.57%

Fund for Income Class C	Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville FL 32246	34.20

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
Government Reserves Fund - Select Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	26.34%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	13.97%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	44.32%

Government Reserves Fund - Trust Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.87%

Institutional Money Market Fund Investor Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	19.63%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	76.60%

Institutional Money Market Fund Select Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	83.51%

	Citi Fund Services Inc. Sweep Clients 3435 Stelzer Road Columbus OH 43219	8.91%

Investment Grade Convertible Class A	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	24.07%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	58.10%

Investment Grade Convertible Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	78.12%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	21.88%

National Municipal Bond Fund Class A	Charles Schwab & Co. Customers 101 Montgomery Street San Francisco CA 94104	12.49

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	15.90%

NY Daily Tax Free Income Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	25.52%

National Municipal Bond Fund Class A	Charles Schwab & Co. Customers 101 Montgomery Street San Francisco CA 94104	13.84%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	16.00%

NY Daily Tax Free Income Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	20.97%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	9.17%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	64.10%

	Pershing LLC for Exclusive Benefit 1 Pershing Plaza Jersey City NJ 07399	5.28%

Ohio Municipal Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	41.81%

Ohio Municipal MMKT Fund	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	23.41%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	74.09%

Prime Obligations Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	6.17%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	50.20

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	38.85

Small Company Opportunity Fund Class A	Merrill Lynch Pierce Fenner & Smith Inc. Attn: Mutual Fund Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville FL 32246	29.94

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	9.90%

	PIMS Prudential Retirement as Nominee for the TTEE Cust Pl 766 141-57 Northern Blvd Flushing NY 11354	6.94%

Small Company Opportunity Fund Class R	Board of Trustees of the Teamsters National 4600 Powder Mill Road Beltsville MD 20705	13.17%

Small Company Opportunity Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	99.05%

Special Value Fund Class A	Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville FL 32246	14.86%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	7.70%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	7.09%

	New York Life Trust Company 169 Lackawanna Avenue Parsippany NJ 07054	9.45%

	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480	6.77%

Special Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32246	45.53%

Special Value Fund Class R	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32247	18.61%

	Hartford Life Insurance Company Curt Nadeau TTEE PO Box 2999 Hartford CT 06104	5.72%

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
Special Value Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	99.79%

Stock Index Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	30.44%

	Delaware Charter Guarantee & Trust FBO Principal Financial Group, OMNIB 711 High Street Des Moines IA 50392	28.72%

Tax Free Money Market Fund	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	39.04%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	50.44%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	8.34%

Value Fund Class A	Charles Schwab & Co Inc Customers 101 Montgomery Street San Francisco CA 94104	30.03%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	6.10%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	27.98%

	Delaware Charter Guarantee & Trust FBO Principal Financial Group, OMNIB 711 High Street Des Moines IA 50392	10.04%

Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Floor Attn: Fund Admin Team Jacksonville FL 32246	38.49%

	MG Trust Cust. FBO BEH Engineering Individual K Plan Suite 300 Denver CO 80202	10.22%	10.22%

Fund — Class	Name and Address of Owner	Percent Owned of Record	Percent Owned Beneficially
	First Clearing LLC FCC as Custodian 468 Cobblestone Drive Inman SC 29349-7186	6.08%	6.08%

Value Fund Class R	UBS Financial Services Inc. FBO Kim B Snyder 11700 SW Cedarhurst Road Vashon Island WA 98070-3508	6.74%	6.74%

	UBS Financial Services Inc. UBS-FINSVC CDN FBO 1000 Harbor Blvd Weehawken NJ 07086-8154	6.10%

	UBS Financial Services Inc. UBS-FINSVC CDN FBO 1000 Harbor Blvd Weehawken NJ 07086-8154	8.25%

Value Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Balanced Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	49.64%

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Board has determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds, for the fiscal year ended October 31, 2007 are incorporated by reference herein.

Miscellaneous.

As used in the prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board.  The Board may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular Fund will be the relative NAV of each respective Fund at the time of allocation.  Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board and will be in accordance with generally accepted accounting principles.  Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.  The prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectuses and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Funds include Moody’s, S&P and Fitch, Inc. (“Fitch”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that the Adviser may utilize and the description of each NRSRO’s ratings is as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Bonds and preferred stock rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds and preferred stock rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A — Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa — Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Ba — Bonds and preferred stock rated Ba are judged to have speculative elements; their future cannot be considered as being well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well-safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds and preferred stock rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds and preferred stock rated Caa are of poor standing.  Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca — Bonds and preferred stock rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C — Bonds and preferred stock rated C are the lowest-rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below.  For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

•                  Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

•                  Notes allowing for negative coupons, or negative principal.

•                  Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  As with all ratings, Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime — Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note:  In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Speculative Grade Liquidity Ratings.  Moody’s Speculative Grade Liquidity ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months.  Speculative Grade Liquidity ratings will consider the likelihood that committed sources of financing will remain available.  Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months.  Speculative Grade Liquidity ratings are assigned to speculative grade issuers that are by definition Not-Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity.  They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity.  They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing.  The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity.  They are expected to rely on external sources of committed financing.  Based on Moody’s evaluation of near-term covenant compliance, there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity.  They rely on external sources of financing and the availability of that financing is in Moody’s opinion highly uncertain.

Short-Term Loan/Municipal Note Ratings.  The following describes Moody’s two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1.  This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2.  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

S&P

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A1 rated securities.

Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ Is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

pi — Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript.  Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligors inadequate capacity to meet its financial commitment on the obligation.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short-Term Loan/Municipal Note Ratings.  The following describes S&P’s two highest municipal note ratings.

SP-1.  Very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments Is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Speculative Grade

BB — Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B — Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

BBB — Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and In economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

DDD, DD, D — Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

 “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•                  ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•                  address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•                  provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•                  provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.                                         Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.                                     Disclosure

A.                                    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve—month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•                  the name of the issuer of the portfolio security

•                  the exchange ticker symbol of the portfolio security

•                  the CUSIP number for the portfolio security

•                  the shareholder meeting date

•                  a brief identification of the matter voted upon

•                  whether the matter was proposed by the issuer or by a security holder

•                  whether the Portfolio cast a vote and, if so, how the vote was cast

•                  whether the vote cast was for or against management of the issuer

B.                                    Disclosure the Policies and How to Obtain Information

1.                                       Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.                                       How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•                  without charge, upon request, by calling a toll-free number; and

•                  at the SEC’s website, www.sec.gov.

3.                                       How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•                  without charge, upon request, by calling a toll-free number; and

•                  at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.                                 Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•                  describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•                  summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

 Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC. POLICY

Section: Investments – General		Policy No. H. 12

Effective Date:	August 18, 2003
Revised Date:	July 17, 2007

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•                  the direction and guidance, if any, provided by the document establishing the account relationship

•                  principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.(1)  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•                  reasonable efforts will be made to monitor and keep abreast of corporate actions

•                  all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•                  a written record of such voting will be kept by Victory or its designated affiliate

•                  the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer)

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•                  Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

 (2) Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com.

•                  Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled.  Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made.  Proxy’s are presented to the committee through the Corporate Actions Department.  Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee.  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions.  The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Governance

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board.  Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting.  Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination.  Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors
Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input.  Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments
To By-Laws Or Charters	Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance.  However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device.  The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock.  Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts.  However, in certain cases the rights are transferable and Victory may recommend selling.  The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’
Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action
By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Opposed

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved.  However, in cases where auditors have failed to render accurate financial statements, votes are withheld.  A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Receiving and/or Approving
Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports prior to the annual meeting.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business.  Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations.  In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location
Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings.  A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company
Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies,
Continuation Of Company Management,
Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund
To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders.  Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company
Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business
As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

Board of Directors

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm.  Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity.  However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors.  Victory supports the position whereby directors hold a minimum level of stock in the company.  Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However,   Victory would vote against any plan that awards any director excessively.

Election of Management’s
Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders.  Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards.  Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported.  Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations.  Examples of considerations include, but are not limited to, having:  a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees
Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock.  Directors also should be shareholders in order to align their interests with those they represent.

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders.  When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger.  Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds.  Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of
Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes.  However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.)  Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders.  Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State
Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders.  Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

Compensation Plan

Executive Stock Option Plans Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans.  Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options.  Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation.  However,  compensation that better matches management and shareholder interests is supported.  Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved.  Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans
To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Capital Structure, Classes of Stock and Recapitalization

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position.  These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released.  If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility.  However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price.  However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances.  However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders.  Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares.  Dividends are considered positive because they return capital and enhance returns for shareholders.

Social Issues

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions.  Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

International Corporate Governance

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies.  Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Received and/or Approving
Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting.  However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/
Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders.  Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights.  However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or  cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•                  We vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•                  In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•                  document the nature of the conflict and the rationale for the recommended vote

•                  solicit the opinions of KeyCorp’s Chief Risk Officer, Chief Compliance Officer, or their designee, or consult an external, independent adviser

•                  If a member of the Proxy Committee has a conflict (e.g. — family member on board of company) — he/she will not vote (or recuse themselves from voting).

•                  Report to the Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•                  copies of all policies and procedures required by Rule 206(4)-6

•                  a written record of votes cast on behalf of clients

•                  any documents prepared by Victory or the Proxy Committee germane to the voting decision

•                  a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•                  a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation.  Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms.  A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election.  A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential.  Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist.  Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned.  Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board.  Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time.  Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company.  Greenmail is widely considered to a form of blackmail.  Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation.  Indemnification often covers judgment awards and settlements as well as expenses.  Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat.  In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target.  A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.  The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board.  Once the pill is triggered, shareholders (except for the acquirer)  usually have the right to purchase shares directly from the target company at a  50 percent discount, diluting both ownership interest and voting rights.  Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost.  Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether.  Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public.  pre-emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market.  Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms.  The most common type of proxy contest is an effort by dissident shareholders to elect their own directors.  A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company.  Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control.  Proxy contests may also be fought over corporate policy questions;  dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation.  Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer.  In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card.  Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall – Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure.  Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock.  Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation.  A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation.  Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure.  This would include a recapitalization plan, a leveraged buyout, or a major sale of assets.  Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares.  The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares.  This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others.  This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Street Name / Nominee Name - Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names.  Such a system makes it more difficult to obtain shareholder information.  Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock.  The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares.  A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold.  Some supermajority requirements apply to mergers and acquisitions.  Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting - Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights.  Insiders owning the higher voting shares are able to maintain  control, even though they usually own only a fraction of the outstanding shares.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting.  The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders.  The procedure is, however, available in many states to publicly traded companies as well, unless prohibited  or restricted  in a company’s charter.  Many companies have sought shareholder approval to restrict or abolish the written consent procedure;  their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Bonus Shares - Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option - The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date.  Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting - A plan feature providing that all awards vest in full after a specified date.  If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time.  The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes).  ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan - A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding.  Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan.  Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan - A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula.  This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants - Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date.  The term of such awards may be ten years or longer.  The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator

In-the-Money Option - An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s) - These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s.  The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having  to make a person cash outlay to exercise the option.  The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s) - Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date.  The term of such awards may be longer or shorter than ten years.  The company receives the tax deduction at the time the executive receives income.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option - An option with an exercise price above the current market price.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals.  The number of shares available typically varies with performance as measured over a specified period.  Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units - Cash awards contingent upon the achievement of specified performance goals.  The amount of cash payable typically varies with performance as measured over a specified period.  Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met.  Performance periods typically extend for a three- to five-year period.

Phantom Stock - An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock.  These units do not represent an ownership interest.  The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Put Option - The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding - A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options - Options granted to replace shares owned outright that have been swapped as payment of the option exercise price.  At the time of the swap, the company grants a new stock option equal to the number of shares swapped.  The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price.  Options can also be repriced through cancellations and regrants.  The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant.  Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees.  The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares.  Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised.  The strike price of an option is paid at the time of exercise and flows back to the company.  The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive.  The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date.  When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right - The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Registration Statement

of

THE VICTORY PORTFOLIOS

on

Form N-1A

PART C.                                                 OTHER INFORMATION

Item 23.

Exhibits:

(a)(1)	Certificate of Trust. (1)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)	Schedule A to the Trust Instrument, current as of December 14, 2005. (3)

(b)	Bylaws, Amended and Restated as of October 28, 2003. (4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)

Investment Advisory Agreement dated March 1, 1997 between Registrant and Victory Capital Management Inc. (formerly Key Asset Management Inc.) (“VCM” or the “Adviser”) (the “First Advisory Agreement”). (5)

(d)(1)(b)	Schedule A to the First Advisory Agreement, current as of December 5, 2007. (16)

(d)(1)(c)	Addendum to the First Advisory Agreement dated May 23, 2001. (6)

(d)(2)(a)

Investment Advisory Agreement dated March 1, 1997 between Registrant and the Adviser regarding the Established Value, Focused Growth, and Gradison Government Reserves Funds (the “Second Advisory Agreement). (7)

(d)(2)(b)	Schedule A to the Second Advisory Agreement, current as of December 5, 2007. (16)

(d)(2)(c)	Addendum to the Second Investment Advisory Agreement dated May 23, 2001. (6)

(1)           Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2)           Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)           Filed as an Exhibit to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2005, accession number 0000922423-05-002071.

(4)           Filed as an Exhibit to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2004, accession number 0000922423-04-000368.

(5)           Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(6)           Filed as an Exhibit to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A filed electronically on March 1, 2002, accession number 0000922423-02-000261.

(7)           Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(e)	Distribution Agreement dated November 30, 2007 between Registrant and Victory Capital Advisers, Inc. (16)

(f)	None.

(g)(1)(a)	Amended and Restated Mutual Fund Custody Agreement dated July 2, 2001 between Registrant and KeyBank National Association (“KeyBank”). (6)

(g)(1)(b)	Attachment A to the Mutual Fund Custody Agreement, as amended December 10, 2003. (4)

(g)(1)(c)	Amendment to the Amended and Restated Mutual Fund Custody Agreement dated February 5, 2003.(8)

(g)(1)(d)	Amendment to the Mutual Fund Custody Agreement dated July 1, 2006. (9)

(g)(1)(e)	Amendment to the Custody Agreement dated January 1, 2008.

(h)(1)	Form of Broker-Dealer Agreement. (3)

(h)(2)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM. (9)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS. (9)

(h)(3)(b)	Amendment dated October 1, 2006 to the Sub-Administration and Sub-Fund Accounting Agreement.(10)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS. (11)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement, current as of December 14, 2005.(12)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement. (11)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement. (11)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement. (3)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement. (9)

(h)(5)(a)	Securities Lending Agency Agreement between Registrant, KeyBank (formerly Key Trust Company of Ohio, N.A.) and the Adviser dated August 28, 1997. (13)

(h)(5)(b)	Amendment No. 1 dated March 31, 2001 to the Securities Lending Agency Agreement. (13)

(8)           Filed as an Exhibit to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A filed electronically on August 18, 2003, accession number 0000922423-03-000955.

(9)           Filed as an Exhibit to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10)         Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11)         Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(12)         Filed as an Exhibit to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed electronically on February 28, 2006, accession number 0001047469-06-002616.

(13)         Filed as an Exhibit to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2004, accession number 0000922423-04-002088.

(h)(5)(c)	Amendment No. 2 dated February 10, 2005 to the Securities Lending Agency Agreement. (14)

(h)(5)(d)	Amendment No. 3 dated January 1, 2006 to the Securities Lending Agency Agreement. (9)

(i)(1)	Opinion and consent of Kramer Levin Naftalis & Frankel LLP dated February 27, 2004, regarding all Funds. (4)

(i)(2)	Consent of Kramer Levin Naftalis & Frankel LLP.

(k)	Not applicable.

(l)(1)

Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2)

Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on December 1, 1989.

(l)(3)	Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1)(a)	Distribution and Service Plan dated June 5, 1995. (5)

(m)(1)(b)	Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of February 26, 2002. (15)

(m)(2)(a)	Distribution and Service Plan dated March 27, 2000 for certain Funds. (3)

(m)(2)(b)	Schedule I to the Distribution and Service Plan dated March 27, 2000, revised as of December 10, 2003. (4)

(m)(3)(c)	Amended and Restated Distribution and Service plan dated January 17, 2003 for Class R Shares. (16)

(m)(3)(d)	Schedule I to the Amended and restated distribution and service plan for Class R Shares revised as of December 14, 2005. (16)

(m)(4)(a)	Distribution and Service Plan dated February 26, 2002 for Class C Shares of Registrant. (6)

(m)(4)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised December 10, 2003. (4)

(m)(4)(c)	Form of Broker-Dealer Agreement for Class C Shares. (6)

(m)(5)(a)	Shareholder Servicing Plan dated June 5, 1995 for Class A Shares. (5)

(m)(5)(b)	Schedule I to the Shareholder Servicing Plan, revised as of December 5, 2007.(16)

(m)(5)(c)	Form of Shareholder Servicing Agreement. (4)

(m)(5)(d)	Form of Shareholder Servicing Agreement for non-financial services firms. (6)

(14)         Filed as an Exhibit to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A filed electronically on February 25, 2005, accession number 0000922423-05-000382.

(15)         Filed as an Exhibit to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A filed electronically on February 23, 2001, accession number 0000922423-00-000239.

(16)         Filed as an Exhibit to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A filed electronically on December 21, 2007, accession number 0001104659-07-090542.

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated March 23, 2005. (3)

(p)(1)	Code of Ethics of Registrant. (17)

(p)(2)	Code of Ethics of the Adviser.

(p)(3)	Code of Ethics of BISYS. (10)

Powers of Attorney of Thomas F. Morrissey and Leigh A. Wilson. (2)

Powers of Attorney of Nigel D. T. Andrews, Lyn Hutton and Karen Shepherd. (8)

Powers of Attorney of David Brooks Adcock, E. Lee Beard and Jakki L. Haussler. (15)

Item 24.                                                       Persons Controlled by or Under Common Control with Registrant.

 None.

Item 25.                                                       Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)                                  Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)                         every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)                      the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)                         who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)                      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(17)         Filed as an Exhibit to Registrant’s Post-Effective Amendment No. 79 to Registration Statement on Form N-14 filed electronically on February 28, 2007, accession number 0001104659-07-015122.

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.  In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant.  Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                                                       Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the “Adviser”) is the investment adviser to each of Registrant’s Funds.  The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $97 billion as of November 30, 2007.  KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies.  As of November 30, 2007, the Adviser managed assets of approximately $62 billion, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Officers:

Lawrence G. Babin	• Chief Investment Officer, Diversified Product
Kenneth F. Fox	• Chief Compliance Officer.
Richard L. Janus	• Chief Investment Officer, Convertible Securities Product
Cynthia G. Koury	• Chief Investment Officer, Balanced
Erick F. Maronak	• Chief Investment Officer, Newbridge Division
Arvind K. Sachdeva	• Chief Investment Officer, Intrinsic Value Product
Catherine R. Savvas	• Chief Financial Officer.
Craig E. Ruch	• Chief Investment Officer, Fixed Income
Mark H. Summers	• Chief Administrative Officer.
Robert L. Wagner	• President and Chief Executive Officer
Richard G. Zeigler	• Secretary.

The business address of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 27.                                                       Principal Underwriter

(a)                                  Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, The Victory Variable Insurance Funds and The Victory Institutional Funds:

(b)                                 VCA, 127 Public Square, Cleveland, Ohio 44114, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Principal Position and Officers of VCA	Position with Registrant
Michael Policarpo	President and Treasurer	None
Gregory Edgehouse	Secretary	None
Kim Oeder	Vice President, Assistant Compliance Officer and AML Officer	None
Kenneth Fox	Vice President, Chief Compliance Officer and Assistant Secretary	None

(c)                                  Not applicable.

Item 28.                                                       Location of Accounts and Records

(1)               Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and administrator).

(2)               KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian, securities lending agent and shareholder servicing agent).

(3)               CITI Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(4)               Victory Capital Advisers, Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as distributor).

Item 29.                                                       Management Services

 None.

Item 30.                                                       Undertakings

 None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of February, 2008.

THE VICTORY PORTFOLIOS
(Registrant)

By:	/s/ David C. Brown
David C. Brown, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of February, 2008.

/s/ David C. Brown	President
David C. Brown

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
Jakki L. Haussler

*	Trustee
Lyn Hutton

*	Trustee
Thomas F. Morrissey

*	Trustee
Karen Shepherd

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

Exhibits:

EX-99.g(1)(e)	Amendment to the Custody Agreement dated January 1, 2008.

EX-99.i(1)	Consent of Auditor.

EX-99.i(2)	Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.p(2)	Code of Ethics of the Adviser.